Filed with the U.S. Securities and Exchange Commission on March 1, 2023

Securities Act Registration No. 333-215588
Investment Company Act Reg. No. 811-23226

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 257	[X]
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 259	[X]
(Check appropriate box or boxes.)

LISTED FUNDS TRUST

(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street, Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices)

(Registrant’s Telephone Number, including Area Code): (414) 765-6511

Kent P. Barnes, Secretary
Listed Funds Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 10th Floor
Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Copy to:
Laura E. Flores
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004-2541

As soon as practical after the effective date of this Registration Statement
(Approximate Date of Proposed Public Offering)
It is proposed that this filing will become effective

[X]	immediately upon filing pursuant to paragraph (b)
[ ]	on pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on ______________ pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box
    [ ]     this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

Roundhill BIG Tech ETF (BIGT )
Roundhill BIG Airlines ETF (BIGA )
Roundhill BIG Defense ETF (BIGD )
Roundhill BIG Bank ETF (BIGB )
Roundhill BIG Oil ETF (BIGO )
Roundhill BIG Railroad ETF (BIGX )

Principal U.S. Listing Exchange: The NASDAQ Stock Market, LLC

March 1, 2023

The U.S. Securities and Exchange Commission (the “SEC”) has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

ROUNDHILL BIG TECH ETF - FUND SUMMARY
Investment Objective
The Roundhill BIG Tech ETF (“Tech ETF” or the “Fund”) seeks growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.29%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses*	0.00%
Total Annual Fund Operating Expenses	0.29%
* “Other Expenses” are based on estimated amounts for the current fiscal year. In addition, “Other Expenses” does not include fees paid to the Fund’s swap contract or forward contract (collectively, the “Exposure Contracts”) counterparties. These fees and expenses, which are not reflected in this Annual Fund Operating Expenses table, are embedded in the return of the Exposure Contracts (i.e., the fees and expenses reduce the investment return of the Exposure Contracts) and represent an indirect cost of investing in the Fund.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year:	$30	3 Years:	$93
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.
Principal Investment Strategies
The Fund is an actively managed exchange-traded fund (“ETF”) that pursues its investment objective by seeking investment exposure to the largest companies (“Underlying Issuers”) in one or more of the following industries, each of which is defined by an independent industry classification scheme: Technology Hardware Industry; E-Commerce Discretionary Industry; Internet Media & Services Industry; and Software Industry (collectively, the “Technology Industries”). The Fund generally will offer exposure to between five and ten Underlying Issuers primarily through the use of swap agreements and/or forward contracts. The Fund also may invest directly in the equity securities issued by the Underlying Issuers, such as common stock or American Depositary Receipts (“ADRs”), or other securities that provide similar exposure to one or more Underlying Issuers when the Adviser believes doing so is in the best interests of the Fund and its shareholders.
Under normal circumstances, the Fund will invest at least 80% of its assets (plus borrowings for investment purposes) in financial instruments and other investments that provide exposure to, or in combination have economic characteristics similar or equivalent to those of, the largest (i.e., top quartile by market capitalization, revenue, profit, market share or other similar metric) companies in one or more technology industries, as defined by an independent industry classification scheme.
Roundhill Financial Inc. (the “Adviser”), the Fund’s investment adviser, selects the Underlying Issuers for the Fund from a universe comprising the largest companies, measured by market capitalization in each of the Technology Industries the shares of which are also listed on a US exchange (including in the form of ADRs). On an annual basis, the Adviser reviews the universe and selects the Underlying Issuers for inclusion in the Fund’s portfolio based on their market capitalization, trading volumes, and sector relevance, in an attempt to identify the largest and most liquid companies representative of the Technology Industries. The selected Underlying Issuers are then equally weighted in the portfolio. The Adviser generally rebalances the weighting of the Underlying Issuers in the Fund’s portfolio on a quarterly basis.

Exchange Traded Concepts, LLC (the “Sub-Adviser”), the Fund’s sub-adviser, positions the Fund’s portfolio daily to seek to achieve exposure to the Underlying Issuers to the fullest extent possible consistent with the Fund’s investment objective.
As a result of its investment strategies, the Fund will concentrate (i.e., invest more than 25% of its total assets) its investments in one or more of the Technology Industries at any given time. The Technology Industries in which the Fund may concentrate may vary over time and from time to time. Additionally, the Fund may invest up to 100% of the Fund’s portfolio in (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; and/or (3) short-term bond ETFs.
The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. The following risks could affect the value of your investment in the Fund:
•Cash Transaction Risk. The Fund expects to effect certain creations and redemptions for cash, rather than in-kind securities. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. The use of cash creations and redemptions also may cause the Fund’s Shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Further, effecting purchases and redemptions primarily in cash may cause the Fund to incur additional costs, such as portfolio transaction costs. These costs can decrease the Fund’s NAV.
•Concentration Risk. The Fund expects to have concentrated (i.e., invest more than 25% of its net assets) investment exposure in one or more of the Technology Industries at any given time, which may vary over time. Further, the Fund expects to obtain such investment exposure by transacting primarily with a limited number of financial intermediaries conducting business in the same industry or group of related industries. As a result, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting those industries or groups of related industries than a fund that invests its assets in a more diversified manner.
◦E-Commerce Discretionary Industry. The E-Commerce Discretionary Industry includes retailers, retail outlets, and wholesalers offering a wide variety of products or specializing in a single class of goods (e.g., computers, apparel, home improvement, etc.). Companies in the E-Commerce Discretionary Industry are dependent on consumer spending, the availability of disposable income, changing consumer tastes and preferences, consumer demographics, general economic conditions, internal infrastructure and on the availability, reliability and security of the Internet and related systems. Critical systems and operations may be vulnerable to damage or interruption from natural disasters, power loss, telecommunications failure, terrorist attacks, cyber-attacks, acts of war, break-ins, and similar events. In addition, legislative or regulatory changes and increased government supervision may affect companies in the E-Commerce Discretionary Industry. The E-Commerce Discretionary Industry is a separate industry within the Consumer Discretionary Sector.
◦Internet Media & Services Industry. The Internet Media & Services Industry includes companies engaged in content and information creation or distribution through proprietary platforms, where revenues are derived primarily through pay-per-click advertisements, including search engines, social media and networking platforms, online classifieds, and online review companies. The prices of the securities of companies in the Internet Media & Services Industry are closely tied to the performance of the overall economy and may be affected by changes in general economic growth, consumer confidence and consumer spending. Changes in demographics and consumer tastes also may affect the success of companies in the Internet Media & Services Industry. In addition, legislative or regulatory changes and increased government supervision may affect companies in the Internet Media & Services Industry. The Internet Media & Services Industry is a separate industry within the Communications Sector.
◦Software Industry. The Software Industry includes companies that publish and distribute software for the business or consumer markets, as well as companies that provide consulting or integration services to other businesses relating to information technology, including computer-system design, system integration, network and systems operations, cloud computing, distributed ledger technology consulting and integration, data management and storage, repair services, and technical support. In addition, the Software Industry includes companies involved in digital platforms that primarily generate revenue from advertising, content delivery, and other virtual products for consumers. Companies in the Software Industry are subject to significant competitive pressures, such as aggressive pricing, new market entrants, competition for market share, short product cycles due to an accelerated rate of technological developments and the potential for limited earnings and/or falling profit margins. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of these companies and, as a result, the value of their securities. Patent protection is integral to the success of many companies in this industry. In addition, many software companies have limited operating histories. Prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. The Software Industry is a separate industry within the Technology Sector.
◦Technology Hardware Industry. The Technology Hardware Industry includes companies that manufacture and distribute computers, servers, mainframes, peripheral devices (e.g., keyboard, mouse, etc.), high-technology components (e.g., circuit boards), and electronic office equipment. In addition, companies in the Technology Hardware Industry include producers and distributors of semiconductors and other integrated chips, other products related to the semiconductor industry such as motherboards, and manufacturers of high-technology tools and/or equipment used in the creation of semiconductors, photonics, wafers, and other high-technology components. The companies in the Technology Hardware Industry can be significantly affected by competitive pressures, aggressive pricing, technological developments, changing domestic demand, the ability to attract and retain skilled employees and availability and price of components. The market for products produced by companies in the Technology Hardware Industry is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of these companies depends in substantial part on the timely and successful introduction of new products. In addition, many of the companies in the Technology Hardware Industry rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. The Technology Hardware Industry is a separate industry within the Technology Sector.
•Counterparty Risk. Counterparty risk is the risk that a counterparty to Fund transactions (e.g., derivative transactions) will be unable or unwilling to perform its contractual obligation to the Fund. The Fund expects to use derivatives instruments to gain exposure to the Underlying Issuers to seek to achieve its investment objective. Through these investments and related arrangements, the Fund is exposed to the risk that the counterparty may be unwilling or unable to make timely payments or deliver the reference asset contemplated by such arrangements or otherwise to meet its contractual obligations (i.e., counterparty credit risk). If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment, delivery or other obligations to the Fund, the Fund may not receive the full amount it is entitled to receive, may not be able to maintain its desired exposure to the Underlying Issuers, or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your Shares in the Fund will decrease.
In addition, the Fund may enter into derivative transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. To the extent the Fund’s counterparties are concentrated in the financial services sector, the Fund bears the risk that those counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting that economic sector. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.
•Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause the Fund, the Adviser, the Sub-Adviser and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of the Fund, the Adviser, the Sub-Adviser or the Fund’s other service providers, market makers, Authorized Participants (“APs”), the Fund’s primary listing exchange, or the issuers of securities in which the Fund invests have the ability to disrupt and negatively affect the Fund’s business operations, including the ability to purchase and sell Fund Shares, potentially resulting in financial losses to the Fund and its shareholders.
•Depositary Receipt Risk. Depositary receipts, including ADRs, involve risks similar to those associated with investments in foreign securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. Depositary receipts listed on U.S. exchanges are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (“Underlying Shares”). When the Fund invests in depositary receipts as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the depositary receipts may not provide a return that corresponds precisely with that of the Underlying Shares. Because the Underlying Shares trade on foreign exchanges that may be closed when the Fund’s primary listing exchange is open, the Fund may experience premiums and discounts greater than those of funds without exposure to such Underlying Shares.
•Derivatives Risk. The Fund expects to use swap agreements and forward contracts to seek to achieve its investment objective. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the reference asset; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivatives instrument; and illiquidity of the derivative investments. The Fund expects to primarily utilize derivatives instruments that are not designed to produce leverage. The Fund, however, may invest in derivatives that give rise to economic leverage, but expects any such economic leverage to be minimal. Leverage magnifies the potential for gain and may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at inopportune times (e.g., at a loss to comply with limits on leverage imposed by the 1940 Act or when the Adviser otherwise would have preferred to hold the investment) or to meet redemption requests. Certain of the Fund’s transactions in derivatives also could affect the amount, timing, and character of distributions to shareholders, which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns. Any financing, borrowing or other costs associated with using derivatives also may have the effect of lowering the Fund’s return. To the extent the Fund invests in derivatives instruments that give rise to economic leverage, the value of the Fund’s portfolio is likely to experience greater volatility over short-term periods.
In addition, the Fund’s investments in derivatives are subject to the following risks:
◦Swap Agreements. Swap agreements are entered into primarily with major financial intermediaries for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a reference asset. The Fund also will enter into swap agreements that provide for the physical delivery of the reference asset where, instead of exchanging the return earned or realized on the underlying securities, the Fund takes physical delivery of the underlying security. Swap agreements are generally traded over the counter, and therefore, may not receive regulatory protection, which may expose investors, including the Fund, to significant losses.
◦Forwards Contracts. The primary risks associated with the use of forwards contracts, which may adversely affect the Fund’s NAV and total return, are: (a) the imperfect correlation between the change in market value of the forward contract and the price of underlying asset; (b) possible lack of a liquid secondary market for a forwards contract and the resulting inability to close a forwards contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the possibility that the counterparty will default in the performance of its obligations; and (e) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it maybe disadvantageous to do so.
The Fund is subject to regulatory constraints relating to the level of leverage risk, as measured by value-at-risk (VaR) testing, the Fund may incur through its derivatives investments. To the extent the Fund exceeds these regulatory constraints regularly or over an extended period, the Fund may determine it is necessary to make adjustments to the Fund’s investment strategies to reduce its use of derivatives. Any such adjustments may adversely affect the Fund’s ability to achieve its investment objective and its performance.
•Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, sectors or companies in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stocks and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.
•Exchange-Traded Fund (“ETF”) Risks. The Fund is an ETF, and, as a result of its structure, it is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares Risk. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading Risk. Although Shares are listed for trading on The NASDAQ Stock Market, LLC (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than the Shares.

•Fixed Income Risk. Fixed income securities are subject to call, credit, extension, and interest rate risk.
◦Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.
◦Credit Risk. An issuer of a fixed income security, such as a corporate bond, may be unable or unwilling to make interest and principal payments when due. The Fund also is subject to the related risk that the value of a fixed income security may decline because of concerns about the issuer’s creditworthiness. Credit risk is heightened to the extent the Fund invests in below investment-grade securities, which also are referred to as high-yield securities or junk bonds.
◦Extension Risk. During periods of rising interest rates, certain debt obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in the Fund’s income and potentially in the value of the Fund’s investments.
◦Interest Rate Risk. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline. The Fund may be subject to a greater risk of rising interest rates due to the recent historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Variable and floating rate securities may increase or decrease in value in response to changes in interest rates, although generally to a lesser degree than fixed-income securities.
•Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. With respect to certain countries, there is the possibility of government intervention and expropriation or nationalization of assets. Because legal systems differ, there also is the possibility that it will be difficult to obtain or enforce legal judgments in certain countries. Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, Shares may trade on days when foreign exchanges are closed. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
•Investment Company Risk. The risks of investing in investment companies, such as ETFs, typically reflect the risks of the types of instruments in which the investment companies invest. By investing in another investment company, the Fund becomes a shareholder of that investment company and bears its proportionate share of the fees and expenses of the other investment company. The Fund may be subject to statutory limits with respect to the amount it can invest in other ETFs, which may adversely affect the Fund’s ability to achieve its investment objective. ETFs may be less liquid than other investments, and thus their share values more volatile than the values of the investments they hold. Investments in ETFs are also subject to the “ETF Risks” described above.
•Large-Capitalization Risk. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies also may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.
•Liquidity and Valuation Risk. It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by the Adviser for purposes of the Fund’s NAV, causing the Fund to be less liquid and unable to realize what the Adviser believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time.
•Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s and Sub-Adviser’s success or failure to implement the Fund’s strategies and to efficiently execute investment transactions, respectively. The Fund invests in derivatives instruments, which may create enhanced risks for the Fund and the Adviser’s ability to control the Fund’s level of risk will depend on the Adviser’s skill in managing such instruments. In addition, the Adviser’s evaluations and assumptions regarding investments, interest rates, inflation, and other factors may not successfully achieve the Fund’s investment objective given actual market conditions.
•Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. U.S. and international markets have experienced significant periods of volatility in recent years due to a number of these factors, including the impact of the COVID-19 pandemic and related public health issues, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions and the threat of tariffs imposed by the U.S. and other countries. In addition, local, regional or global events such as war, including Russia’s invasion of Ukraine, acts of terrorism, spread of infectious diseases or other public health issues, recessions, rising inflation, or other events could have a significant negative impact on the Fund and its investments. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets. It is unknown how long circumstances related to the COVID-19 pandemic will persist, whether they will reoccur in the future, whether efforts to support the economy and financial markets will be successful, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.
•Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
•New Fund Risk. The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision.
•Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a lesser number of issuers than if it was a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a lesser number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
•Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. The Fund may invest a significant portion of its assets in the following sectors and, therefore, the performance of the Fund could be negatively impacted by events affecting each of these sectors.
◦Communications Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Communications Sector. The Communications Sector includes companies that facilitate communication and offer related content and information through various mediums. It includes telecom and media & entertainment companies including producers of interactive gaming products and companies engaged in content and information creation or distribution through proprietary platforms. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Communications Sector. The performance of companies operating in the Communications Sector has historically been closely tied to the performance of the overall economy, and also is affected by economic growth, consumer confidence, attitudes and spending. Increased sensitivity to short product cycles and aggressive pricing, challenges in bringing products to market and changes in demographics and consumer tastes also can affect the demand for, and success of, communication services products and services in the marketplace.
◦Consumer Discretionary Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector. The manufacturing segment of the Consumer Discretionary Sector includes automotive, household durable goods, leisure equipment and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, and consumer retailing and services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector. The performance of companies operating in the Consumer Discretionary Sector has historically been closely tied to the performance of the overall economy, and also is affected by economic growth, consumer confidence, attitudes and spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer products and services in the marketplace. Moreover, the Consumer Discretionary Sector encompasses those businesses that tend to be the most sensitive to economic cycles.
◦Technology Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Technology Sector. The Technology Sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, computers and peripherals, electronic equipment and related instruments and semiconductors. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Technology Sector. The prices of the securities of companies operating in the Technology Sector are closely tied to market competition, increased sensitivity to short product cycles and aggressive pricing, and problems with bringing products to market.

•Tax Risk. In order to qualify for the favorable tax treatment generally available to a regulated investment company (“RIC”), the Fund must satisfy certain diversification and other requirements. In particular, at each quarter end (a) at least 50% of the value of the Fund’s total assets must generally be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”). The Fund anticipates gaining exposure to between five and ten Underlying Issuers. To satisfy the Diversification Requirement, the Fund will gain exposure to the Underlying Issuers by entering into swap agreements and forward contracts (derivatives instruments) or by investing in equity securities of an Underlying Issuer. The determination of the value and the identity of the issuer of derivative investments is often unclear for purposes of the Diversification Requirement described above. Although the Fund intends to carefully monitor its investments to ensure that it is adequately diversified under the Diversification Requirement, there are no assurances that the Internal Revenue Service (“IRS”) will agree with the Fund’s determination of the issuer and valuation under the Diversification Requirement with respect to such derivatives instruments as the application of the Diversification Requirements to derivative investments is often unclear. The Fund’s efforts to satisfy the Diversification Requirement may affect the Fund’s execution of its investment strategy. If the Fund fails to qualify as a RIC, it would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level (unless certain relief provisions are available.) The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution to shareholders. In addition, in order to requalify as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains or otherwise affect the Fund’s ability to pay out dividends subject to preferential rates or the dividends received deduction, thereby increasing the amount of taxes payable by some shareholders. Please see the section entitled “Federal Income Taxes – Taxation of the Funds in the SAI for more information.
•U.S. Government Securities Risk. U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed-income and debt securities, particularly interest rate risk and credit risk.
Performance
The Fund is new and therefore does not have a performance history for a full calendar year. In the future, performance information for the Fund will be presented in this section. Updated performance information when available, can be found on the Fund’s website at www.roundhillinvestments.com.
Portfolio Management

Adviser	Roundhill Financial Inc.
Sub-Adviser	Exchange Traded Concepts, LLC
Portfolio Managers
Will Hershey and Timothy Maloney, each a portfolio manager for the Adviser, and Andrew Serowik, Todd Alberico, and Gabriel Tan, each a portfolio manager for the Sub-Adviser, have been portfolio managers of the Fund since its inception in March, 2023

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through a broker or dealer at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. The difference in the bid and ask prices is referred to as the “bid-ask spread.”
Recent information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.roundhillinvestments.com.

Tax Information
The Fund’s distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

ROUNDHILL BIG AIRLINES ETF - FUND SUMMARY
Investment Objective
The Roundhill BIG Airlines ETF (“Airlines ETF” or the “Fund”) seeks growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.29%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses*	0.00%
Total Annual Fund Operating Expenses	0.29%
* “Other Expenses” are based on estimated amounts for the current fiscal year. In addition, “Other Expenses” does not include fees paid to the Fund’s swap contract or forward contract (collectively, the “Exposure Contracts”) counterparties. These fees and expenses, which are not reflected in this Annual Fund Operating Expenses table, are embedded in the return of the Exposure Contracts (i.e., the fees and expenses reduce the investment return of the Exposure Contracts) and represent an indirect cost of investing in the Fund.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year:	$30	3 Years:	$93
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.
Principal Investment Strategies
The Fund is an actively managed exchange-traded fund (“ETF”) that pursues its investment objective by seeking investment exposure to the largest companies (“Underlying Issuers”) in the Airlines Industry, an industry defined by an independent industry classification scheme. The Fund generally will offer exposure to between five and ten Underlying Issuers primarily through the use of swap agreements and/or forward contracts. The Fund also may invest directly in the equity securities issued by the Underlying Issuers, such as common stock or American Depositary Receipts (“ADRs”), or other securities that provide similar exposure to one or more Underlying Issuers when the Adviser believes doing so is in the best interests of the Fund and its shareholders.
Under normal circumstances, the Fund will invest at least 80% of its assets (plus borrowings for investment purposes) in financial instruments and other investments that provide exposure to, or in combination have economic characteristics similar or equivalent to those of, the largest (i.e., top quartile by market capitalization, revenue, profit, market share or other similar metric) companies in the airlines industry, an industry defined by an independent industry classification scheme.
Roundhill Financial Inc. (the “Adviser”), the Fund’s investment adviser, selects the Underlying Issuers for the Fund from a universe comprising the largest companies, measured by market capitalization in the Airlines Industry the shares of which are also listed on a US exchange (including in the form of ADRs). On an annual basis, the Adviser reviews the universe and selects the Underlying Issuers for inclusion in the Fund’s portfolio based on their market capitalization, trading volumes, and sector relevance, in an attempt to identify the largest and most liquid companies representative of the Airlines Industry. The selected Underlying Issuers are then equally weighted in the portfolio. The Adviser generally rebalances the weighting of the Underlying Issuers in the Fund’s portfolio on a quarterly basis.
Exchange Traded Concepts, LLC (the “Sub-Adviser”), the Fund’s sub-adviser, positions the Fund’s portfolio daily to seek to achieve exposure to the Underlying Issuers to the fullest extent possible consistent with the Fund’s investment objective.

As a result of its investment strategies, the Fund will concentrate (i.e., invest more than 25% of its total assets) its investments in the Airlines Industry. Additionally, the Fund may invest up to 100% of the Fund’s portfolio in (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; and/or (3) short-term bond ETFs.
The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. The following risks could affect the value of your investment in the Fund:
•Cash Transaction Risk. The Fund expects to effect certain creations and redemptions for cash, rather than in-kind securities. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. The use of cash creations and redemptions also may cause the Fund’s Shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Further, effecting purchases and redemptions primarily in cash may cause the Fund to incur additional costs, such as portfolio transaction costs. These costs can decrease the Fund’s NAV.
•Concentration Risk. The Fund expects to have concentrated (i.e., invest more than 25% of its net assets) investment exposure in the Airlines Industry. Further, the Fund expects to obtain such investment exposure by transacting primarily with a limited number of financial intermediaries conducting business in the same industry or group of related industries. As a result, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting those industries or groups of related industries than a fund that invests its assets in a more diversified manner.
◦Airlines Industry. The Airlines Industry includes companies that provide primarily passenger air transportation (“Airline Companies”). Airline Companies may be adversely affected by a downturn in economic conditions that can result in decreased demand for air travel. Due to the discretionary nature of business and leisure travel spending, Airlines Industry revenues are heavily influenced by the condition of the U.S. economy and economies in other regions of the world. Airline Companies also may be significantly affected by changes in fuel prices, which may be very volatile. Due to the competitive nature of the Airlines Industry, Airline Companies may not be able to pass on increased fuel prices to customers by increasing fares which may have a negative impact on profit margins. Airline Companies also may be significantly affected by the imposition of tariffs and/or changes in labor relations, insurance costs, and the imposition by the United States or other countries of taxes or tariffs applicable to airline travel, aircraft manufacturing, or aircraft sales. The trend in the United States has been to deregulate transportation companies, which could have a favorable long-term effect, but future government decisions could adversely affect Airline Companies. Airline Companies also may be highly dependent on aircraft or related equipment from a small number of suppliers, and consequently, issues affecting the availability, reliability, safety, or longevity of such aircraft or equipment (e.g., the inability of a supplier to meet aircraft demand or the grounding of an aircraft due to safety concerns) may have a significant effect on the operations and profitability of Airline Companies. The Airlines Industry is a separate industry within the Industrials Sector.
•Counterparty Risk. Counterparty risk is the risk that a counterparty to Fund transactions (e.g., derivative transactions) will be unable or unwilling to perform its contractual obligation to the Fund. The Fund expects to use derivatives instruments to gain exposure to the Underlying Issuers to seek to achieve its investment objective. Through these investments and related arrangements, the Fund is exposed to the risk that the counterparty may be unwilling or unable to make timely payments or deliver the reference asset contemplated by such arrangements or otherwise to meet its contractual obligations (i.e., counterparty credit risk). If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment, delivery or other obligations to the Fund, the Fund may not receive the full amount it is entitled to receive, may not be able to maintain its desired exposure to the Underlying Issuers, or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your Shares in the Fund will decrease.
In addition, the Fund may enter into derivative transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. To the extent the Fund’s counterparties are concentrated in the financial services sector, the Fund bears the risk that those counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting that economic sector. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.

•Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause the Fund, the Adviser, the Sub-Adviser and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of the Fund, the Adviser, the Sub-Adviser or the Fund’s other service providers, market makers, Authorized Participants (“APs”), the Fund’s primary listing exchange, or the issuers of securities in which the Fund invests have the ability to disrupt and negatively affect the Fund’s business operations, including the ability to purchase and sell Fund Shares, potentially resulting in financial losses to the Fund and its shareholders.
•Depositary Receipt Risk. Depositary receipts, including ADRs, involve risks similar to those associated with investments in foreign securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. Depositary receipts listed on U.S. exchanges are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (“Underlying Shares”). When the Fund invests in depositary receipts as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the depositary receipts may not provide a return that corresponds precisely with that of the Underlying Shares. Because the Underlying Shares trade on foreign exchanges that may be closed when the Fund’s primary listing exchange is open, the Fund may experience premiums and discounts greater than those of funds without exposure to such Underlying Shares.
•Derivatives Risk. The Fund expects to use swap agreements and forward contracts to seek to achieve its investment objective. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the reference asset; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivatives instrument; and illiquidity of the derivative investments. The Fund expects to primarily utilize derivatives instruments that are not designed to produce leverage. The Fund, however, may invest in derivatives that give rise to economic leverage, but expects any such economic leverage to be minimal. Leverage magnifies the potential for gain and may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at inopportune times (e.g., at a loss to comply with limits on leverage imposed by the 1940 Act or when the Adviser otherwise would have preferred to hold the investment) or to meet redemption requests. Certain of the Fund’s transactions in derivatives also could affect the amount, timing, and character of distributions to shareholders, which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns. Any financing, borrowing or other costs associated with using derivatives also may have the effect of lowering the Fund’s return. To the extent the Fund invests in derivatives instruments that give rise to economic leverage, the value of the Fund’s portfolio is likely to experience greater volatility over short-term periods.
In addition, the Fund’s investments in derivatives are subject to the following risks:
◦Swap Agreements. Swap agreements are entered into primarily with major financial intermediaries for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a reference asset. The Fund also will enter into swap agreements that provide for the physical delivery of the reference asset where, instead of exchanging the return earned or realized on the underlying securities, the Fund takes physical delivery of the underlying security. Swap agreements are generally traded over the counter, and therefore, may not receive regulatory protection, which may expose investors, including the Fund, to significant losses.
◦Forwards Contracts. The primary risks associated with the use of forwards contracts, which may adversely affect the Fund’s NAV and total return, are: (a) the imperfect correlation between the change in market value of the forward contract and the price of underlying asset; (b) possible lack of a liquid secondary market for a forwards contract and the resulting inability to close a forwards contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the possibility that the counterparty will default in the performance of its obligations; and (e) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it maybe disadvantageous to do so.
The Fund is subject to regulatory constraints relating to the level of leverage risk, as measured by value-at-risk (VaR) testing, the Fund may incur through its derivatives investments. To the extent the Fund exceeds these regulatory constraints regularly or over an extended period, the Fund may determine it is necessary to make adjustments to the Fund’s investment strategies to reduce its use of derivatives. Any such adjustments may adversely affect the Fund’s ability to achieve its investment objective and its performance.
•Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, sectors or companies in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stocks and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

•Exchange-Traded Fund (“ETF”) Risks. The Fund is an ETF, and, as a result of its structure, it is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares Risk. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading Risk. Although Shares are listed for trading on The NASDAQ Stock Market, LLC (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than the Shares.
•Fixed Income Risk. Fixed income securities are subject to call, credit, extension, and interest rate risk.
◦Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.
◦Credit Risk. An issuer of a fixed income security, such as a corporate bond, may be unable or unwilling to make interest and principal payments when due. The Fund also is subject to the related risk that the value of a fixed income security may decline because of concerns about the issuer’s creditworthiness. Credit risk is heightened to the extent the Fund invests in below investment-grade securities, which also are referred to as high-yield securities or junk bonds.
◦Extension Risk. During periods of rising interest rates, certain debt obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in the Fund’s income and potentially in the value of the Fund’s investments.
◦Interest Rate Risk. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline. The Fund may be subject to a greater risk of rising interest rates due to the recent historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Variable and floating rate securities may increase or decrease in value in response to changes in interest rates, although generally to a lesser degree than fixed-income securities.
•Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. With respect to certain countries, there is the possibility of government intervention and expropriation or nationalization of assets. Because legal systems differ, there also is the possibility that it will be difficult to obtain or enforce legal judgments in certain countries. Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, Shares may trade on days when foreign exchanges are closed. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
•Investment Company Risk. The risks of investing in investment companies, such as ETFs, typically reflect the risks of the types of instruments in which the investment companies invest. By investing in another investment company, the Fund becomes a shareholder of that investment company and bears its proportionate share of the fees and expenses of the other investment company. The Fund may be subject to statutory limits with respect to the amount it can invest in other ETFs, which may adversely affect the Fund’s ability to achieve its investment objective. ETFs may be less liquid than other investments, and thus their share values more volatile than the values of the investments they hold. Investments in ETFs are also subject to the “ETF Risks” described above.

•Large-Capitalization Risk. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies also may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.
•Liquidity and Valuation Risk. It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by the Adviser for purposes of the Fund’s NAV, causing the Fund to be less liquid and unable to realize what the Adviser believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time.
•Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s and Sub-Adviser’s success or failure to implement the Fund’s strategies and to efficiently execute investment transactions, respectively. The Fund invests in derivatives instruments, which may create enhanced risks for the Fund and the Adviser’s ability to control the Fund’s level of risk will depend on the Adviser’s skill in managing such instruments. In addition, the Adviser’s evaluations and assumptions regarding investments, interest rates, inflation, and other factors may not successfully achieve the Fund’s investment objective given actual market conditions.
•Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. U.S. and international markets have experienced significant periods of volatility in recent years due to a number of these factors, including the impact of the COVID-19 pandemic and related public health issues, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions and the threat of tariffs imposed by the U.S. and other countries. In addition, local, regional or global events such as war, including Russia’s invasion of Ukraine, acts of terrorism, spread of infectious diseases or other public health issues, recessions, rising inflation, or other events could have a significant negative impact on the Fund and its investments. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets. It is unknown how long circumstances related to the COVID-19 pandemic will persist, whether they will reoccur in the future, whether efforts to support the economy and financial markets will be successful, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.
•Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
•New Fund Risk. The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision.
•Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a lesser number of issuers than if it was a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a lesser number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
•Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. The Fund may invest a significant portion of its assets in the following sector and, therefore, the performance of the Fund could be negatively impacted by events affecting this sector.
◦Industrials Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Industrials Sector. The Industrials Sector includes companies that provide transportation services such as airlines, air freight and logistics, railroads, marine, and trucking. It also includes manufacturers and distributors of capital goods such as aerospace & defense, building products, electrical equipment and machinery and companies that offer construction & engineering services. It further includes providers of commercial & professional services including printing, environmental and facilities services, office services & supplies, security & alarm services, human resource & employment services, research & consulting services. The stock prices of companies in the Industrials Sector are affected by supply and demand both for their specific product or service and for Industrials Sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. Government regulation, world events and economic conditions may affect the performance of companies in the Industrials Sector. Companies in the Industrials Sector may be at risk for environmental damage and product liability claims.

•Tax Risk. In order to qualify for the favorable tax treatment generally available to a regulated investment company (“RIC”), the Fund must satisfy certain diversification and other requirements. In particular, at each quarter end (a) at least 50% of the value of the Fund’s total assets must generally be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”). The Fund anticipates gaining exposure to between five and ten Underlying Issuers. To satisfy the Diversification Requirement, the Fund will gain exposure to the Underlying Issuers by entering into swap agreements and forward contracts (derivatives instruments) or by investing in equity securities of an Underlying Issuer. The determination of the value and the identity of the issuer of derivative investments is often unclear for purposes of the Diversification Requirement described above. Although the Fund intends to carefully monitor its investments to ensure that it is adequately diversified under the Diversification Requirement, there are no assurances that the Internal Revenue Service (“IRS”) will agree with the Fund’s determination of the issuer and valuation under the Diversification Requirement with respect to such derivatives instruments as the application of the Diversification Requirements to derivative investments is often unclear. The Fund’s efforts to satisfy the Diversification Requirement may affect the Fund’s execution of its investment strategy. If the Fund fails to qualify as a RIC, it would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level (unless certain relief provisions are available.) The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution to shareholders. In addition, in order to requalify as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains or otherwise affect the Fund’s ability to pay out dividends subject to preferential rates or the dividends received deduction, thereby increasing the amount of taxes payable by some shareholders. Please see the section entitled “Federal Income Taxes – Taxation of the Funds in the SAI for more information.
•U.S. Government Securities Risk. U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed-income and debt securities, particularly interest rate risk and credit risk.
Performance
The Fund is new and therefore does not have a performance history for a full calendar year. In the future, performance information for the Fund will be presented in this section. Updated performance information when available, can be found on the Fund’s website at www.roundhillinvestments.com.
Portfolio Management

Adviser	Roundhill Financial Inc.
Sub-Adviser	Exchange Traded Concepts, LLC
Portfolio Managers
Will Hershey and Timothy Maloney, each a portfolio manager for the Adviser, and Andrew Serowik, Todd Alberico, and Gabriel Tan, each a portfolio manager for the Sub-Adviser, have been portfolio managers of the Fund since its inception in March, 2023

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through a broker or dealer at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. The difference in the bid and ask prices is referred to as the “bid-ask spread.”
Recent information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.roundhillinvestments.com.

Tax Information
The Fund’s distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

ROUNDHILL BIG DEFENSE ETF - FUND SUMMARY
Investment Objective
The Roundhill BIG Defense ETF (“Defense ETF” or the “Fund”) seeks growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.29%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses*	0.00%
Total Annual Fund Operating Expenses	0.29%
* “Other Expenses” are based on estimated amounts for the current fiscal year. In addition, “Other Expenses” does not include fees paid to the Fund’s swap contract or forward contract (collectively, the “Exposure Contracts”) counterparties. These fees and expenses, which are not reflected in this Annual Fund Operating Expenses table, are embedded in the return of the Exposure Contracts (i.e., the fees and expenses reduce the investment return of the Exposure Contracts) and represent an indirect cost of investing in the Fund.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year:	$30	3 Years:	$93
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.
Principal Investment Strategies
The Fund is an actively managed exchange-traded fund (“ETF”) that pursues its investment objective by seeking investment exposure to the largest companies (“Underlying Issuers”) in the Aerospace & Defense Industry (the “Defense Industry”), an industry defined by an independent industry classification scheme. The Fund generally will offer exposure to between five and ten Underlying Issuers primarily through the use of swap agreements and/or forward contracts. The Fund also may invest directly in the equity securities issued by the Underlying Issuers, such as common stock or American Depositary Receipts (“ADRs”), or other securities that provide similar exposure to one or more Underlying Issuers when the Adviser believes doing so is in the best interests of the Fund and its shareholders.
Under normal circumstances, the Fund will invest at least 80% of its assets (plus borrowings for investment purposes) in financial instruments and other investments that provide exposure to, or in combination have economic characteristics similar or equivalent to those of, the largest (i.e., top quartile by market capitalization, revenue, profit, market share or other similar metric) companies in the defense industry, an industry defined by an independent industry classification scheme.
Roundhill Financial Inc. (the “Adviser”), the Fund’s investment adviser, selects the Underlying Issuers for the Fund from a universe comprising the largest companies, measured by market capitalization in the Defense Industry the shares of which are also listed on a US exchange (including in the form of ADRs). On an annual basis, the Adviser reviews the universe and selects the Underlying Issuers for inclusion in the Fund’s portfolio based on their market capitalization, trading volumes, and sector relevance, in an attempt to identify the largest and most liquid companies representative of the Defense Industry. The selected Underlying Issuers are then equally weighted in the portfolio. The Adviser generally rebalances the weighting of the Underlying Issuers in the Fund’s portfolio on a quarterly basis.
Exchange Traded Concepts, LLC (the “Sub-Adviser”), the Fund’s sub-adviser, positions the Fund’s portfolio daily to seek to achieve exposure to the Underlying Issuers to the fullest extent possible consistent with the Fund’s investment objective.

As a result of its investment strategies, the Fund will concentrate (i.e., invest more than 25% of its total assets) its investments in the Defense Industry. Additionally, the Fund may invest up to 100% of the Fund’s portfolio in (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; and/or (3) short-term bond ETFs.
The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. The following risks could affect the value of your investment in the Fund:
•Cash Transaction Risk. The Fund expects to effect certain creations and redemptions for cash, rather than in-kind securities. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. The use of cash creations and redemptions also may cause the Fund’s Shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Further, effecting purchases and redemptions primarily in cash may cause the Fund to incur additional costs, such as portfolio transaction costs. These costs can decrease the Fund’s NAV.
•Concentration Risk. The Fund expects to have concentrated (i.e., invest more than 25% of its net assets) investment exposure in the Defense Industry. Further, the Fund expects to obtain such investment exposure by transacting primarily with a limited number of financial intermediaries conducting business in the same industry or group of related industries. As a result, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting those industries or groups of related industries than a fund that invests its assets in a more diversified manner.
◦Aerospace & Defense Industry. The Aerospace & Defense Industry includes companies that are manufacturers of civil or military aerospace and defense equipment, parts or products. The Aerospace & Defense Industry can be highly cyclical and companies in the Aerospace & Defense Industry may suffer periodic operating losses. The Aerospace & Defense Industry also can be significantly affected by geopolitical, economic, and environmental factors, increased competition, and the ability to attract and hire and retain highly skilled employees, including key personnel. Legislative or regulatory changes and increased government supervision also may affect companies in the Aerospace & Defense Industry. The Aerospace & Defense Industry is a separate industry within the Industrials Sector.
•Counterparty Risk. Counterparty risk is the risk that a counterparty to Fund transactions (e.g., derivative transactions) will be unable or unwilling to perform its contractual obligation to the Fund. The Fund expects to use derivatives instruments to gain exposure to the Underlying Issuers to seek to achieve its investment objective. Through these investments and related arrangements, the Fund is exposed to the risk that the counterparty may be unwilling or unable to make timely payments or deliver the reference asset contemplated by such arrangements or otherwise to meet its contractual obligations (i.e., counterparty credit risk). If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment, delivery or other obligations to the Fund, the Fund may not receive the full amount it is entitled to receive, may not be able to maintain its desired exposure to the Underlying Issuers, or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your Shares in the Fund will decrease.
In addition, the Fund may enter into derivative transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. To the extent the Fund’s counterparties are concentrated in the financial services sector, the Fund bears the risk that those counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting that economic sector. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.
•Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause the Fund, the Adviser, the Sub-Adviser and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of the Fund, the Adviser, the Sub-Adviser or the Fund’s other service providers, market makers, Authorized Participants (“APs”), the Fund’s primary listing exchange, or the issuers of securities in which the Fund invests have the ability to disrupt and negatively affect the Fund’s business operations, including the ability to purchase and sell Fund Shares, potentially resulting in financial losses to the Fund and its shareholders.
•Depositary Receipt Risk. Depositary receipts, including ADRs, involve risks similar to those associated with investments in foreign securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. Depositary receipts listed on U.S. exchanges are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (“Underlying Shares”). When the Fund invests in depositary receipts as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the depositary receipts may not provide a return that corresponds precisely with that of the Underlying Shares. Because the Underlying Shares trade on foreign exchanges that may be closed when the Fund’s primary listing exchange is open, the Fund may experience premiums and discounts greater than those of funds without exposure to such Underlying Shares.
•Derivatives Risk. The Fund expects to use swap agreements and forward contracts to seek to achieve its investment objective. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the reference asset; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivatives instrument; and illiquidity of the derivative investments. The Fund expects to primarily utilize derivatives instruments that are not designed to produce leverage. The Fund, however, may invest in derivatives that give rise to economic leverage, but expects any such economic leverage to be minimal. Leverage magnifies the potential for gain and may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at inopportune times (e.g., at a loss to comply with limits on leverage imposed by the 1940 Act or when the Adviser otherwise would have preferred to hold the investment) or to meet redemption requests. Certain of the Fund’s transactions in derivatives also could affect the amount, timing, and character of distributions to shareholders, which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns. Any financing, borrowing or other costs associated with using derivatives also may have the effect of lowering the Fund’s return. To the extent the Fund invests in derivatives instruments that give rise to economic leverage, the value of the Fund’s portfolio is likely to experience greater volatility over short-term periods.
In addition, the Fund’s investments in derivatives are subject to the following risks:
◦Swap Agreements. Swap agreements are entered into primarily with major financial intermediaries for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a reference asset. The Fund also will enter into swap agreements that provide for the physical delivery of the reference asset where, instead of exchanging the return earned or realized on the underlying securities, the Fund takes physical delivery of the underlying security. Swap agreements are generally traded over the counter, and therefore, may not receive regulatory protection, which may expose investors, including the Fund, to significant losses.
◦Forwards Contracts. The primary risks associated with the use of forwards contracts, which may adversely affect the Fund’s NAV and total return, are: (a) the imperfect correlation between the change in market value of the forward contract and the price of underlying asset; (b) possible lack of a liquid secondary market for a forwards contract and the resulting inability to close a forwards contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the possibility that the counterparty will default in the performance of its obligations; and (e) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it maybe disadvantageous to do so.
The Fund is subject to regulatory constraints relating to the level of leverage risk, as measured by value-at-risk (VaR) testing, the Fund may incur through its derivatives investments. To the extent the Fund exceeds these regulatory constraints regularly or over an extended period, the Fund may determine it is necessary to make adjustments to the Fund’s investment strategies to reduce its use of derivatives. Any such adjustments may adversely affect the Fund’s ability to achieve its investment objective and its performance.
•Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, sectors or companies in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stocks and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.
•Exchange-Traded Fund (“ETF”) Risks. The Fund is an ETF, and, as a result of its structure, it is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

◦Costs of Buying or Selling Shares Risk. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading Risk. Although Shares are listed for trading on The NASDAQ Stock Market, LLC (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than the Shares.
•Fixed Income Risk. Fixed income securities are subject to call, credit, extension, and interest rate risk.
◦Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.
◦Credit Risk. An issuer of a fixed income security, such as a corporate bond, may be unable or unwilling to make interest and principal payments when due. The Fund also is subject to the related risk that the value of a fixed income security may decline because of concerns about the issuer’s creditworthiness. Credit risk is heightened to the extent the Fund invests in below investment-grade securities, which also are referred to as high-yield securities or junk bonds.
◦Extension Risk. During periods of rising interest rates, certain debt obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in the Fund’s income and potentially in the value of the Fund’s investments.
◦Interest Rate Risk. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline. The Fund may be subject to a greater risk of rising interest rates due to the recent historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Variable and floating rate securities may increase or decrease in value in response to changes in interest rates, although generally to a lesser degree than fixed-income securities.
•Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. With respect to certain countries, there is the possibility of government intervention and expropriation or nationalization of assets. Because legal systems differ, there also is the possibility that it will be difficult to obtain or enforce legal judgments in certain countries. Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, Shares may trade on days when foreign exchanges are closed. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
•Investment Company Risk. The risks of investing in investment companies, such as ETFs, typically reflect the risks of the types of instruments in which the investment companies invest. By investing in another investment company, the Fund becomes a shareholder of that investment company and bears its proportionate share of the fees and expenses of the other investment company. The Fund may be subject to statutory limits with respect to the amount it can invest in other ETFs, which may adversely affect the Fund’s ability to achieve its investment objective. ETFs may be less liquid than other investments, and thus their share values more volatile than the values of the investments they hold. Investments in ETFs are also subject to the “ETF Risks” described above.
•Large-Capitalization Risk. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies also may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.
•Liquidity and Valuation Risk. It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by the Adviser for purposes of the Fund’s NAV, causing the Fund to be less liquid and unable to realize what the Adviser believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time.
•Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s and Sub-Adviser’s success or failure to implement the Fund’s strategies and to efficiently execute investment transactions, respectively. The Fund invests in derivatives instruments, which may create enhanced risks for the Fund and the Adviser’s ability to control the Fund’s level of risk will depend on the Adviser’s skill in managing such instruments. In addition, the Adviser’s evaluations and assumptions regarding investments, interest rates, inflation, and other factors may not successfully achieve the Fund’s investment objective given actual market conditions.
•Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. U.S. and international markets have experienced significant periods of volatility in recent years due to a number of these factors, including the impact of the COVID-19 pandemic and related public health issues, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions and the threat of tariffs imposed by the U.S. and other countries. In addition, local, regional or global events such as war, including Russia’s invasion of Ukraine, acts of terrorism, spread of infectious diseases or other public health issues, recessions, rising inflation, or other events could have a significant negative impact on the Fund and its investments. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets. It is unknown how long circumstances related to the COVID-19 pandemic will persist, whether they will reoccur in the future, whether efforts to support the economy and financial markets will be successful, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.
•Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
•New Fund Risk. The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision.
•Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a lesser number of issuers than if it was a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a lesser number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
•Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. The Fund may invest a significant portion of its assets in the following sector and, therefore, the performance of the Fund could be negatively impacted by events affecting this sector.
◦Industrials Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Industrials Sector. The Industrials Sector includes manufacturers and distributors of capital goods such as aerospace & defense, building products, electrical equipment and machinery and companies that offer construction & engineering services. It also includes providers of commercial & professional services including printing, environmental and facilities services, office services & supplies, security & alarm services, human resource & employment services, research & consulting services. It further includes companies that provide transportation services. The stock prices of companies in the Industrials Sector are affected by supply and demand both for their specific product or service and for Industrials Sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. Government regulation, world events and economic conditions may affect the performance of companies in the Industrials Sector. Companies in the Industrials Sector may be at risk for environmental damage and product liability claims.
•Tax Risk. In order to qualify for the favorable tax treatment generally available to a regulated investment company (“RIC”), the Fund must satisfy certain diversification and other requirements. In particular, at each quarter end (a) at least 50% of the value of the Fund’s total assets must generally be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”). The Fund anticipates gaining exposure to between five and ten Underlying Issuers. To satisfy the Diversification Requirement, the Fund will gain exposure to the Underlying Issuers by entering into swap agreements and forward contracts (derivatives instruments) or by investing in equity securities of an Underlying Issuer. The determination of the value and the identity of the issuer of derivative investments is often unclear for purposes of the Diversification Requirement described above. Although the Fund intends to carefully monitor its investments to ensure that it is adequately diversified under the Diversification Requirement, there are no assurances that the Internal Revenue Service (“IRS”) will agree with the Fund’s determination of the issuer and valuation under the Diversification Requirement with respect to such derivatives instruments as the application of the Diversification Requirements to derivative investments is often unclear. The Fund’s efforts to satisfy the Diversification Requirement may affect the Fund’s execution of its investment strategy. If the Fund fails to qualify as a RIC, it would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level (unless certain relief provisions are available.) The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution to shareholders. In addition, in order to requalify as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains or otherwise affect the Fund’s ability to pay out dividends subject to preferential rates or the dividends received deduction, thereby increasing the amount of taxes payable by some shareholders. Please see the section entitled “Federal Income Taxes – Taxation of the Funds in the SAI for more information.
•U.S. Government Securities Risk. U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed-income and debt securities, particularly interest rate risk and credit risk.
Performance
The Fund is new and therefore does not have a performance history for a full calendar year. In the future, performance information for the Fund will be presented in this section. Updated performance information when available, can be found on the Fund’s website at www.roundhillinvestments.com.
Portfolio Management

Adviser	Roundhill Financial Inc.
Sub-Adviser	Exchange Traded Concepts, LLC
Portfolio Managers
Will Hershey and Timothy Maloney, each a portfolio manager for the Adviser, and Andrew Serowik, Todd Alberico, and Gabriel Tan, each a portfolio manager for the Sub-Adviser, have been portfolio managers of the Fund since its inception in March, 2023

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through a broker or dealer at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. The difference in the bid and ask prices is referred to as the “bid-ask spread.”
Recent information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.roundhillinvestments.com.
Tax Information
The Fund’s distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

ROUNDHILL BIG BANK ETF - FUND SUMMARY
Investment Objective
The Roundhill BIG Bank ETF (“Bank ETF” or the “Fund”) seeks growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.29%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses*	0.00%
Total Annual Fund Operating Expenses	0.29%
* “Other Expenses” are based on estimated amounts for the current fiscal year. In addition, “Other Expenses” does not include fees paid to the Fund’s swap contract or forward contract (collectively, the “Exposure Contracts”) counterparties. These fees and expenses, which are not reflected in this Annual Fund Operating Expenses table, are embedded in the return of the Exposure Contracts (i.e., the fees and expenses reduce the investment return of the Exposure Contracts) and represent an indirect cost of investing in the Fund.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year:	$30	3 Years:	$93
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.
Principal Investment Strategies
The Fund is an actively managed exchange-traded fund (“ETF”) that pursues its investment objective by seeking investment exposure to the largest companies (“Underlying Issuers”) in the Banks Industry and/or Capital Markets Industry (“Bank and Capital Markets Industries”), each an industry defined by an independent industry classification scheme. The Fund generally will offer exposure to between five and ten Underlying Issuers primarily through the use of swap agreements and/or forward contracts. The Fund also may invest directly in the equity securities issued by the Underlying Issuers, such as common stock or American Depositary Receipts (“ADRs”), or other securities that provide similar exposure to one or more Underlying Issuers when the Adviser believes doing so is in the best interests of the Fund and its shareholders.
Under normal circumstances, the Fund will invest at least 80% of its assets (plus borrowings for investment purposes) in financial instruments and other investments that provide exposure to, or in combination have economic characteristics similar or equivalent to those of, the largest (i.e., top quartile by market capitalization, revenue, profit, market share or other similar metric) companies commonly identified as banks or investment banks and assigned to a bank or capital markets industry, or other industries within a financials sector, as classified by an independent industry classification scheme.
Roundhill Financial Inc. (the “Adviser”), the Fund’s investment adviser, selects the Underlying Issuers for the Fund from a universe comprising the largest companies, measured by market capitalization, in each of the Bank and Capital Markets Industries the shares of which are also listed on a US exchange (including in the form of ADRs). On an annual basis, the Adviser reviews the universe and selects the Underlying Issuers for inclusion in the Fund’s portfolio based on their market capitalization, trading volumes, and sector relevance, in an attempt to identify the largest and most liquid companies representative of the Bank and Capital Markets Industries. The selected Underlying Issuers are then equally weighted in the portfolio. The Adviser generally rebalances the weighting of the Underlying Issuers in the Fund’s portfolio on a quarterly basis.

Exchange Traded Concepts, LLC (the “Sub-Adviser”), the Fund’s sub-adviser, positions the Fund’s portfolio daily to seek to achieve exposure to the Underlying Issuers to the fullest extent possible consistent with the Fund’s investment objective.
As a result of its investment strategies, the Fund will concentrate (i.e., invest more than 25% of its total assets) its investments in one or more of the Bank and Capital Markets Industries at any given time. The Bank and Capital Markets Industries in which the Fund may concentrate may vary over time and from time to time. Additionally, the Fund may invest up to 100% of the Fund’s portfolio in (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; and/or (3) short-term bond ETFs.
The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. The following risks could affect the value of your investment in the Fund:
•Cash Transaction Risk. The Fund expects to effect certain creations and redemptions for cash, rather than in-kind securities. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. The use of cash creations and redemptions also may cause the Fund’s Shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Further, effecting purchases and redemptions primarily in cash may cause the Fund to incur additional costs, such as portfolio transaction costs. These costs can decrease the Fund’s NAV.
•Concentration Risk. The Fund expects to have concentrated (i.e., invest more than 25% of its net assets) investment exposure in one or more of the Bank and Capital Markets Industries. Further, the Fund expects to obtain such investment exposure by transacting primarily with a limited number of financial intermediaries conducting business in the same industry or group of related industries. As a result, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting those industries or groups of related industries than a fund that invests its assets in a more diversified manner.
◦Banks Industry. The Banks Industry includes large, geographically diversified banks and regional commercial banks. The Fund is subject to risks faced by companies in the Banks Industry Group, including extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects on profitability due to increases in interest rates or loan losses (which usually increase in economic downturns, which could lead to insolvency or other negative consequences); severe price competition; economic conditions; credit rating downgrades; and increased inter-industry consolidation and competition. This industry has experienced significant losses in the past, and the impact of more stringent capital requirements and of recent or future regulation on any individual bank or on the industry as a whole cannot be predicted. The Banks Industry is a separate industry within the Financials Sector.
◦Capital Markets Industry. The Capital Markets Industry includes asset management companies, custody banks, investment banks, brokerages, financial exchanges, and ratings agencies. The Fund is subject to risks faced by companies in the Capital Markets Industry Group, including extensive governmental regulation that affects the scope of their activities, continuing increases in price competition, decreases in fees or fee-related business, including investment banking, brokerage, asset management and other servicing fees, fluctuations in interest rates and other factors which could adversely affect financial markets. This industry has experienced significant losses in the past, and the impact of more stringent capital requirements and of recent or future regulation on any financial institution or on the industry as a whole cannot be predicted. The Capital Markets Industry is a separate industry within the Financials Sector.
•Counterparty Risk. Counterparty risk is the risk that a counterparty to Fund transactions (e.g., derivative transactions) will be unable or unwilling to perform its contractual obligation to the Fund. The Fund expects to use derivatives instruments to gain exposure to the Underlying Issuers to seek to achieve its investment objective. Through these investments and related arrangements, the Fund is exposed to the risk that the counterparty may be unwilling or unable to make timely payments or deliver the reference asset contemplated by such arrangements or otherwise to meet its contractual obligations (i.e., counterparty credit risk). If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment, delivery or other obligations to the Fund, the Fund may not receive the full amount it is entitled to receive, may not be able to maintain its desired exposure to the Underlying Issuers, or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your Shares in the Fund will decrease.

In addition, the Fund may enter into derivative transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. To the extent the Fund’s counterparties are concentrated in the financial services sector, the Fund bears the risk that those counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting that economic sector. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.
•Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause the Fund, the Adviser, the Sub-Adviser and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of the Fund, the Adviser, the Sub-Adviser or the Fund’s other service providers, market makers, Authorized Participants (“APs”), the Fund’s primary listing exchange, or the issuers of securities in which the Fund invests have the ability to disrupt and negatively affect the Fund’s business operations, including the ability to purchase and sell Fund Shares, potentially resulting in financial losses to the Fund and its shareholders.
•Depositary Receipt Risk. Depositary receipts, including ADRs, involve risks similar to those associated with investments in foreign securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. Depositary receipts listed on U.S. exchanges are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (“Underlying Shares”). When the Fund invests in depositary receipts as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the depositary receipts may not provide a return that corresponds precisely with that of the Underlying Shares. Because the Underlying Shares trade on foreign exchanges that may be closed when the Fund’s primary listing exchange is open, the Fund may experience premiums and discounts greater than those of funds without exposure to such Underlying Shares.
•Derivatives Risk. The Fund expects to use swap agreements and forward contracts to seek to achieve its investment objective. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the reference asset; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivatives instrument; and illiquidity of the derivative investments. The Fund expects to primarily utilize derivatives instruments that are not designed to produce leverage. The Fund, however, may invest in derivatives that give rise to economic leverage, but expects any such economic leverage to be minimal. Leverage magnifies the potential for gain and may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at inopportune times (e.g., at a loss to comply with limits on leverage imposed by the 1940 Act or when the Adviser otherwise would have preferred to hold the investment) or to meet redemption requests. Certain of the Fund’s transactions in derivatives also could affect the amount, timing, and character of distributions to shareholders, which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns. Any financing, borrowing or other costs associated with using derivatives also may have the effect of lowering the Fund’s return. To the extent the Fund invests in derivatives instruments that give rise to economic leverage, the value of the Fund’s portfolio is likely to experience greater volatility over short-term periods.
In addition, the Fund’s investments in derivatives are subject to the following risks:
◦Swap Agreements. Swap agreements are entered into primarily with major financial intermediaries for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a reference asset. The Fund also will enter into swap agreements that provide for the physical delivery of the reference asset where, instead of exchanging the return earned or realized on the underlying securities, the Fund takes physical delivery of the underlying security. Swap agreements are generally traded over the counter, and therefore, may not receive regulatory protection, which may expose investors, including the Fund, to significant losses.
◦Forwards Contracts. The primary risks associated with the use of forwards contracts, which may adversely affect the Fund’s NAV and total return, are: (a) the imperfect correlation between the change in market value of the forward contract and the price of underlying asset; (b) possible lack of a liquid secondary market for a forwards contract and the resulting inability to close a forwards contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the possibility that the counterparty will default in the performance of its obligations; and (e) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it maybe disadvantageous to do so.
The Fund is subject to regulatory constraints relating to the level of leverage risk, as measured by value-at-risk (VaR) testing, the Fund may incur through its derivatives investments. To the extent the Fund exceeds these regulatory constraints regularly or over an extended period, the Fund may determine it is necessary to make adjustments to the Fund’s investment strategies to reduce its use of derivatives. Any such adjustments may adversely affect the Fund’s ability to achieve its investment objective and its performance.
•Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, sectors or companies in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stocks and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.
•Exchange-Traded Fund (“ETF”) Risks. The Fund is an ETF, and, as a result of its structure, it is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares Risk. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading Risk. Although Shares are listed for trading on The NASDAQ Stock Market, LLC (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than the Shares.
•Fixed Income Risk. Fixed income securities are subject to call, credit, extension, and interest rate risk.
◦Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.
◦Credit Risk. An issuer of a fixed income security, such as a corporate bond, may be unable or unwilling to make interest and principal payments when due. The Fund also is subject to the related risk that the value of a fixed income security may decline because of concerns about the issuer’s creditworthiness. Credit risk is heightened to the extent the Fund invests in below investment-grade securities, which also are referred to as high-yield securities or junk bonds.
◦Extension Risk. During periods of rising interest rates, certain debt obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in the Fund’s income and potentially in the value of the Fund’s investments.
◦Interest Rate Risk. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline. The Fund may be subject to a greater risk of rising interest rates due to the recent historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Variable and floating rate securities may increase or decrease in value in response to changes in interest rates, although generally to a lesser degree than fixed-income securities.
•Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. With respect to certain countries, there is the possibility of government intervention and expropriation or nationalization of assets. Because legal systems differ, there also is the possibility that it will be difficult to obtain or enforce legal judgments in certain countries. Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, Shares may trade on days when foreign exchanges are closed. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

•Investment Company Risk. The risks of investing in investment companies, such as ETFs, typically reflect the risks of the types of instruments in which the investment companies invest. By investing in another investment company, the Fund becomes a shareholder of that investment company and bears its proportionate share of the fees and expenses of the other investment company. The Fund may be subject to statutory limits with respect to the amount it can invest in other ETFs, which may adversely affect the Fund’s ability to achieve its investment objective. ETFs may be less liquid than other investments, and thus their share values more volatile than the values of the investments they hold. Investments in ETFs are also subject to the “ETF Risks” described above.
•Large-Capitalization Risk. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies also may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.
•Liquidity and Valuation Risk. It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by the Adviser for purposes of the Fund’s NAV, causing the Fund to be less liquid and unable to realize what the Adviser believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time.
•Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s and Sub-Adviser’s success or failure to implement the Fund’s strategies and to efficiently execute investment transactions, respectively. The Fund invests in derivatives instruments, which may create enhanced risks for the Fund and the Adviser’s ability to control the Fund’s level of risk will depend on the Adviser’s skill in managing such instruments. In addition, the Adviser’s evaluations and assumptions regarding investments, interest rates, inflation, and other factors may not successfully achieve the Fund’s investment objective given actual market conditions.
•Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. U.S. and international markets have experienced significant periods of volatility in recent years due to a number of these factors, including the impact of the COVID-19 pandemic and related public health issues, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions and the threat of tariffs imposed by the U.S. and other countries. In addition, local, regional or global events such as war, including Russia’s invasion of Ukraine, acts of terrorism, spread of infectious diseases or other public health issues, recessions, rising inflation, or other events could have a significant negative impact on the Fund and its investments. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets. It is unknown how long circumstances related to the COVID-19 pandemic will persist, whether they will reoccur in the future, whether efforts to support the economy and financial markets will be successful, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.
•Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
•New Fund Risk. The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision.
•Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a lesser number of issuers than if it was a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a lesser number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
•Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. The Fund may invest a significant portion of its assets in the following sector and, therefore, the performance of the Fund could be negatively impacted by events affecting this sector.
◦Financials Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Financials Sector. The Financials Sector includes companies involved in banking, thrifts & mortgage finance, specialized finance, consumer finance, asset management and custody banks, investment banking and brokerage and insurance. It also includes Financial Exchanges

& Data and Mortgage REITs. The Fund is subject to the risk that the securities of such issuers may be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and fallout from the housing and sub-prime mortgage crisis. Banks and capital markets companies, in particular, may be significantly affected by changes in interest rates, catastrophic events, price and market competition, or other changes in government regulation or tax law and/or rate regulation, which may have an adverse impact on their profitability. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted. In recent years, cyber-attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.
•Tax Risk. In order to qualify for the favorable tax treatment generally available to a regulated investment company (“RIC”), the Fund must satisfy certain diversification and other requirements. In particular, at each quarter end (a) at least 50% of the value of the Fund’s total assets must generally be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”). The Fund anticipates gaining exposure to between five and ten Underlying Issuers. To satisfy the Diversification Requirement, the Fund will gain exposure to the Underlying Issuers by entering into swap agreements and forward contracts (derivatives instruments) or by investing in equity securities of an Underlying Issuer. The determination of the value and the identity of the issuer of derivative investments is often unclear for purposes of the Diversification Requirement described above. Although the Fund intends to carefully monitor its investments to ensure that it is adequately diversified under the Diversification Requirement, there are no assurances that the Internal Revenue Service (“IRS”) will agree with the Fund’s determination of the issuer and valuation under the Diversification Requirement with respect to such derivatives instruments as the application of the Diversification Requirements to derivative investments is often unclear. The Fund’s efforts to satisfy the Diversification Requirement may affect the Fund’s execution of its investment strategy. If the Fund fails to qualify as a RIC, it would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level (unless certain relief provisions are available.) The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution to shareholders. In addition, in order to requalify as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains or otherwise affect the Fund’s ability to pay out dividends subject to preferential rates or the dividends received deduction, thereby increasing the amount of taxes payable by some shareholders. Please see the section entitled “Federal Income Taxes – Taxation of the Funds in the SAI for more information.
•U.S. Government Securities Risk. U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed-income and debt securities, particularly interest rate risk and credit risk.
Performance
The Fund is new and therefore does not have a performance history for a full calendar year. In the future, performance information for the Fund will be presented in this section. Updated performance information when available, can be found on the Fund’s website at www.roundhillinvestments.com.
Portfolio Management

Adviser	Roundhill Financial Inc.
Sub-Adviser	Exchange Traded Concepts, LLC
Portfolio Managers
Will Hershey and Timothy Maloney, each a portfolio manager for the Adviser, and Andrew Serowik, Todd Alberico, and Gabriel Tan, each a portfolio manager for the Sub-Adviser, have been portfolio managers of the Fund since its inception in March, 2023

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through a broker or dealer at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. The difference in the bid and ask prices is referred to as the “bid-ask spread.”
Recent information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.roundhillinvestments.com.
Tax Information
The Fund’s distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

ROUNDHILL BIG OIL ETF - FUND SUMMARY
Investment Objective
The Roundhill BIG Oil ETF (“Oil ETF” or the “Fund”) seeks growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.29%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses*	0.00%
Total Annual Fund Operating Expenses	0.29%
* “Other Expenses” are based on estimated amounts for the current fiscal year. In addition, “Other Expenses” does not include fees paid to the Fund’s swap contract or forward contract (collectively, the “Exposure Contracts”) counterparties. These fees and expenses, which are not reflected in this Annual Fund Operating Expenses table, are embedded in the return of the Exposure Contracts (i.e., the fees and expenses reduce the investment return of the Exposure Contracts) and represent an indirect cost of investing in the Fund.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year:	$30	3 Years:	$93
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.
Principal Investment Strategies
The Fund is an actively managed exchange-traded fund (“ETF”) that pursues its investment objective by seeking investment exposure to the largest companies (“Underlying Issuers”) in the Oil, Gas & Consumable Fuels Industry (“Oil Industry”,) an industry defined by an independent industry classification scheme. The Fund generally will offer exposure to between five and ten Underlying Issuers primarily through the use of swap agreements and/or forward contracts. The Fund also may invest directly in the equity securities issued by the Underlying Issuers, such as common stock or American Depositary Receipts (“ADRs”), or other securities that provide similar exposure to one or more Underlying Issuers when the Adviser believes doing so is in the best interests of the Fund and its shareholders.
Under normal circumstances, the Fund will invest at least 80% of its assets (plus borrowings for investment purposes) in financial instruments and other investments that provide exposure to, or in combination have economic characteristics similar or equivalent to those of, the largest (i.e., top quartile by market capitalization, revenue, profit, market share or other similar metric) companies in the oil industry, an industry defined by an independent industry classification scheme.
Roundhill Financial Inc. (the “Adviser”), the Fund’s investment adviser, selects the Underlying Issuers for the Fund from a universe comprising the largest companies, measured by market capitalization in the Oil Industry the shares of which are also listed on a US exchange (including in the form of ADRs). On an annual basis, the Adviser reviews the universe and selects the Underlying Issuers for inclusion in the Fund’s portfolio based on their market capitalization, trading volumes, and sector relevance, in an attempt to identify the largest and most liquid companies representative of the Oil Industry. The selected Underlying Issuers are then equally weighted in the portfolio. The Adviser generally rebalances the weighting of the Underlying Issuers in the Fund’s portfolio on a quarterly basis.
Exchange Traded Concepts, LLC (the “Sub-Adviser”), the Fund’s sub-adviser, positions the Fund’s portfolio daily to seek to achieve exposure to the Underlying Issuers to the fullest extent possible consistent with the Fund’s investment objective.

As a result of its investment strategies, the Fund will concentrate (i.e., invest more than 25% of its total assets) its investments in Oil Industry. Additionally, the Fund may invest up to 100% of the Fund’s portfolio in (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; and/or (3) short-term bond ETFs.
The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. The following risks could affect the value of your investment in the Fund:
•Cash Transaction Risk. The Fund expects to effect certain creations and redemptions for cash, rather than in-kind securities. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. The use of cash creations and redemptions also may cause the Fund’s Shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Further, effecting purchases and redemptions primarily in cash may cause the Fund to incur additional costs, such as portfolio transaction costs. These costs can decrease the Fund’s NAV.
•Concentration Risk. The Fund expects to have concentrated (i.e., invest more than 25% of its net assets) investment exposure in the Oil Industry. Further, the Fund expects to obtain such investment exposure by transacting primarily with a limited number of financial intermediaries conducting business in the same industry or group of related industries. As a result, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting those industries or groups of related industries than a fund that invests its assets in a more diversified manner.
◦Oil, Gas & Consumable Fuels Industry. The Oil, Gas & Consumable Fuels Industry includes companies engaged in oil and gas exploration and production (including integrated oil and gas exploration), oil and gas refining and marketing, oil and gas storage and transportation, and production and mining of coal and consumable fuels. The prices of the securities of companies in the Oil, Gas & Consumable Fuels Industry may fluctuate widely due to supply and demand for a specific product or service, the price of oil and gas, exploration and production spending, world events, and economic conditions. Natural disasters and changes in exchange rates and interest rates also may affect companies in the Oil, Gas & Consumable Fuels Industry. In addition, the policies of the Organization of Petroleum Exporting Countries (“OPEC”), changes in relationships among OPEC members and between OPEC and oil-importing nations, the regulatory environment, taxation policies, and the economies of the key energy consuming countries also may affect the prices of the securities in the Oil, Gas & Consumable Fuels Industry. Legislative or regulatory changes and increased government supervision also may affect companies in the Oil, Gas & Consumable Fuels Industry. The Oil, Gas & Consumable Fuels Industry is a separate industry within the Energy Sector.
•Counterparty Risk. Counterparty risk is the risk that a counterparty to Fund transactions (e.g., derivative transactions) will be unable or unwilling to perform its contractual obligation to the Fund. The Fund expects to use derivatives instruments to gain exposure to the Underlying Issuers to seek to achieve its investment objective. Through these investments and related arrangements, the Fund is exposed to the risk that the counterparty may be unwilling or unable to make timely payments or deliver the reference asset contemplated by such arrangements or otherwise to meet its contractual obligations (i.e., counterparty credit risk). If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment, delivery or other obligations to the Fund, the Fund may not receive the full amount it is entitled to receive, may not be able to maintain its desired exposure to the Underlying Issuers, or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your Shares in the Fund will decrease.
In addition, the Fund may enter into derivative transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. To the extent the Fund’s counterparties are concentrated in the financial services sector, the Fund bears the risk that those counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting that economic sector. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.
•Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause the Fund, the Adviser, the Sub-Adviser and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of the Fund, the Adviser, the Sub-Adviser or the Fund’s other service providers, market makers, Authorized Participants (“APs”), the Fund’s primary listing exchange, or the issuers of securities in which the Fund invests have the ability to disrupt and negatively affect the Fund’s business operations, including the ability to purchase and sell Fund Shares, potentially resulting in financial losses to the Fund and its shareholders.
•Depositary Receipt Risk. Depositary receipts, including ADRs, involve risks similar to those associated with investments in foreign securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. Depositary receipts listed on U.S. exchanges are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (“Underlying Shares”). When the Fund invests in depositary receipts as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the depositary receipts may not provide a return that corresponds precisely with that of the Underlying Shares. Because the Underlying Shares trade on foreign exchanges that may be closed when the Fund’s primary listing exchange is open, the Fund may experience premiums and discounts greater than those of funds without exposure to such Underlying Shares.
•Derivatives Risk. The Fund expects to use swap agreements and forward contracts to seek to achieve its investment objective. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the reference asset; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivatives instrument; and illiquidity of the derivative investments. The Fund expects to primarily utilize derivatives instruments that are not designed to produce leverage. The Fund, however, may invest in derivatives that give rise to economic leverage, but expects any such economic leverage to be minimal. Leverage magnifies the potential for gain and may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at inopportune times (e.g., at a loss to comply with limits on leverage imposed by the 1940 Act or when the Adviser otherwise would have preferred to hold the investment) or to meet redemption requests. Certain of the Fund’s transactions in derivatives also could affect the amount, timing, and character of distributions to shareholders, which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns. Any financing, borrowing or other costs associated with using derivatives also may have the effect of lowering the Fund’s return. To the extent the Fund invests in derivatives instruments that give rise to economic leverage, the value of the Fund’s portfolio is likely to experience greater volatility over short-term periods.
In addition, the Fund’s investments in derivatives are subject to the following risks:
◦Swap Agreements. Swap agreements are entered into primarily with major financial intermediaries for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a reference asset. The Fund also will enter into swap agreements that provide for the physical delivery of the reference asset where, instead of exchanging the return earned or realized on the underlying securities, the Fund takes physical delivery of the underlying security. Swap agreements are generally traded over the counter, and therefore, may not receive regulatory protection, which may expose investors, including the Fund, to significant losses.
◦Forwards Contracts. The primary risks associated with the use of forwards contracts, which may adversely affect the Fund’s NAV and total return, are: (a) the imperfect correlation between the change in market value of the forward contract and the price of underlying asset; (b) possible lack of a liquid secondary market for a forwards contract and the resulting inability to close a forwards contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the possibility that the counterparty will default in the performance of its obligations; and (e) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it maybe disadvantageous to do so.
The Fund is subject to regulatory constraints relating to the level of leverage risk, as measured by value-at-risk (VaR) testing, the Fund may incur through its derivatives investments. To the extent the Fund exceeds these regulatory constraints regularly or over an extended period, the Fund may determine it is necessary to make adjustments to the Fund’s investment strategies to reduce its use of derivatives. Any such adjustments may adversely affect the Fund’s ability to achieve its investment objective and its performance.
•Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, sectors or companies in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stocks and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.
•Exchange-Traded Fund (“ETF”) Risks. The Fund is an ETF, and, as a result of its structure, it is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares Risk. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading Risk. Although Shares are listed for trading on The NASDAQ Stock Market, LLC (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than the Shares.
•Fixed Income Risk. Fixed income securities are subject to call, credit, extension, and interest rate risk.
◦Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.
◦Credit Risk. An issuer of a fixed income security, such as a corporate bond, may be unable or unwilling to make interest and principal payments when due. The Fund also is subject to the related risk that the value of a fixed income security may decline because of concerns about the issuer’s creditworthiness. Credit risk is heightened to the extent the Fund invests in below investment-grade securities, which also are referred to as high-yield securities or junk bonds.
◦Extension Risk. During periods of rising interest rates, certain debt obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in the Fund’s income and potentially in the value of the Fund’s investments.
◦Interest Rate Risk. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline. The Fund may be subject to a greater risk of rising interest rates due to the recent historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Variable and floating rate securities may increase or decrease in value in response to changes in interest rates, although generally to a lesser degree than fixed-income securities.
•Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. With respect to certain countries, there is the possibility of government intervention and expropriation or nationalization of assets. Because legal systems differ, there also is the possibility that it will be difficult to obtain or enforce legal judgments in certain countries. Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, Shares may trade on days when foreign exchanges are closed. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
•Investment Company Risk. The risks of investing in investment companies, such as ETFs, typically reflect the risks of the types of instruments in which the investment companies invest. By investing in another investment company, the Fund becomes a shareholder of that investment company and bears its proportionate share of the fees and expenses of the other investment company. The Fund may be subject to statutory limits with respect to the amount it can invest in other ETFs, which may adversely affect the Fund’s ability to achieve its investment objective. ETFs may be less liquid than other investments, and thus their share values more volatile than the values of the investments they hold. Investments in ETFs are also subject to the “ETF Risks” described above.
•Large-Capitalization Risk. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies also may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.
•Liquidity and Valuation Risk. It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by the Adviser for purposes of the Fund’s NAV, causing the Fund to be less liquid and unable to realize what the Adviser believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time.
•Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s and Sub-Adviser’s success or failure to implement the Fund’s strategies and to efficiently execute investment transactions, respectively. The Fund invests in derivatives instruments, which may create enhanced risks for the Fund and the Adviser’s ability to control the Fund’s level of risk will depend on the Adviser’s skill in managing such instruments. In addition, the Adviser’s evaluations and assumptions regarding investments, interest rates, inflation, and other factors may not successfully achieve the Fund’s investment objective given actual market conditions.
•Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. U.S. and international markets have experienced significant periods of volatility in recent years due to a number of these factors, including the impact of the COVID-19 pandemic and related public health issues, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions and the threat of tariffs imposed by the U.S. and other countries. In addition, local, regional or global events such as war, including Russia’s invasion of Ukraine, acts of terrorism, spread of infectious diseases or other public health issues, recessions, rising inflation, or other events could have a significant negative impact on the Fund and its investments. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets. It is unknown how long circumstances related to the COVID-19 pandemic will persist, whether they will reoccur in the future, whether efforts to support the economy and financial markets will be successful, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.
•Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
•New Fund Risk. The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision.
•Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a lesser number of issuers than if it was a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a lesser number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
•Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. The Fund may invest a significant portion of its assets in the following sector and, therefore, the performance of the Fund could be negatively impacted by events affecting this sector.
◦Energy Sector Risk. The Energy Sector includes companies operating in the exploration and production, refining and marketing, and storage and transportation of oil and gas and coal and consumable fuels. It also includes companies that offer oil and gas equipment and related services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Energy Sector. The performance of companies operating in the Energy Sector is closely tied to the price and supply of energy fuels and international political events.
•Tax Risk. In order to qualify for the favorable tax treatment generally available to a regulated investment company (“RIC”), the Fund must satisfy certain diversification and other requirements. In particular, at each quarter end (a) at least 50% of the value of the Fund’s total assets must generally be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”). The Fund anticipates gaining exposure to between five and ten Underlying Issuers. To satisfy the Diversification Requirement, the Fund will gain exposure to the Underlying Issuers by entering into swap agreements and forward contracts (derivatives instruments) or by investing in equity securities of an Underlying Issuer. The determination of the value and the identity of the issuer of derivative investments is often unclear for purposes of the Diversification Requirement described above. Although the Fund intends to carefully monitor its investments to ensure that it is adequately diversified under the Diversification Requirement, there are no assurances that the Internal Revenue Service (“IRS”) will agree with the Fund’s determination of the issuer and valuation under the Diversification Requirement with respect to such derivatives instruments as the application of the Diversification Requirements to derivative investments is often unclear. The Fund’s efforts to satisfy the Diversification Requirement may affect the Fund’s execution of its investment strategy. If the Fund fails to qualify as a RIC, it would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level (unless certain relief provisions are available.) The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution to shareholders. In addition, in order to requalify as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains or otherwise affect the Fund’s ability to pay out dividends subject to preferential rates or the dividends received deduction, thereby increasing the amount of taxes payable by some shareholders. Please see the section entitled “Federal Income Taxes – Taxation of the Funds in the SAI for more information.
•U.S. Government Securities Risk. U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed-income and debt securities, particularly interest rate risk and credit risk.
Performance
The Fund is new and therefore does not have a performance history for a full calendar year. In the future, performance information for the Fund will be presented in this section. Updated performance information when available, can be found on the Fund’s website at www.roundhillinvestments.com.
Portfolio Management

Adviser	Roundhill Financial Inc.
Sub-Adviser	Exchange Traded Concepts, LLC
Portfolio Managers
Will Hershey and Timothy Maloney, each a portfolio manager for the Adviser, and Andrew Serowik, Todd Alberico, and Gabriel Tan, each a portfolio manager for the Sub-Adviser, have been portfolio managers of the Fund since its inception in March, 2023

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through a broker or dealer at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. The difference in the bid and ask prices is referred to as the “bid-ask spread.”
Recent information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.roundhillinvestments.com.
Tax Information
The Fund’s distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

ROUNDHILL BIG RAILROAD ETF - FUND SUMMARY
Investment Objective
The Roundhill BIG Railroad ETF (“Railroad ETF” or the “Fund”) seeks growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.29%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses*	0.00%
Total Annual Fund Operating Expenses	0.29%
* “Other Expenses” are based on estimated amounts for the current fiscal year. In addition, “Other Expenses” does not include fees paid to the Fund’s swap contract or forward contract (collectively, the “Exposure Contracts”) counterparties. These fees and expenses, which are not reflected in this Annual Fund Operating Expenses table, are embedded in the return of the Exposure Contracts (i.e., the fees and expenses reduce the investment return of the Exposure Contracts) and represent an indirect cost of investing in the Fund.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year:	$30	3 Years:	$93
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.
Principal Investment Strategies
The Fund is an actively managed exchange-traded fund (“ETF”) that pursues its investment objective by seeking investment exposure to the largest companies (“Underlying Issuers”) in the Road & Rail Industry (“Railroad Industry”), an industry defined by an independent industry classification scheme. The Fund generally will offer exposure to between five and ten Underlying Issuers primarily through the use of swap agreements and/or forward contracts. The Fund also may invest directly in the equity securities issued by the Underlying Issuers, such as common stock or American Depositary Receipts (“ADRs”), or other securities that provide similar exposure to one or more Underlying Issuers when the Adviser believes doing so is in the best interests of the Fund and its shareholders.
Under normal circumstances, the Fund will invest at least 80% of its assets (plus borrowings for investment purposes) in financial instruments and other investments that provide exposure to, or in combination have economic characteristics similar or equivalent to those of, the largest (i.e., top quartile by market capitalization, revenue, profit, market share or other similar metric) companies in the railroad industry, an industry defined by an independent industry classification scheme.
Roundhill Financial Inc. (the “Adviser”), the Fund’s investment adviser, selects the Underlying Issuers for the Fund from a universe comprising the largest companies, measured by market capitalization in the Railroad Industry the shares of which are also listed on a US exchange (including in the form of ADRs). On an annual basis, the Adviser reviews the universe and selects the Underlying Issuers for inclusion in the Fund’s portfolio based on their market capitalization, trading volumes, and sector relevance, in an attempt to identify the largest and most liquid companies representative of the Railroad Industry. The selected Underlying Issuers are then equally weighted in the portfolio. The Adviser generally rebalances the weighting of the Underlying Issuers in the Fund’s portfolio on a quarterly basis.
Exchange Traded Concepts, LLC (the “Sub-Adviser”), the Fund’s sub-adviser, positions the Fund’s portfolio daily to seek to achieve exposure to the Underlying Issuers to the fullest extent possible consistent with the Fund’s investment objective.

As a result of its investment strategies, the Fund will concentrate (i.e., invest more than 25% of its total assets) its investments in Railroad Industry. Additionally, the Fund may invest up to 100% of the Fund’s portfolio in (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; and/or (3) short-term bond ETFs.
The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. The following risks could affect the value of your investment in the Fund:
•Cash Transaction Risk. The Fund expects to effect certain creations and redemptions for cash, rather than in-kind securities. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. The use of cash creations and redemptions also may cause the Fund’s Shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Further, effecting purchases and redemptions primarily in cash may cause the Fund to incur additional costs, such as portfolio transaction costs. These costs can decrease the Fund’s NAV.
•Concentration Risk. The Fund expects to have concentrated (i.e., invest more than 25% of its net assets) investment exposure in the Railroad Industry. Further, the Fund expects to obtain such investment exposure by transacting primarily with a limited number of financial intermediaries conducting business in the same industry or group of related industries. As a result, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting those industries or groups of related industries than a fund that invests its assets in a more diversified manner.
◦Road & Rail Industry. The Road & Rail Industry includes companies that provide primarily goods and passenger rail transportation. Companies in the Road & Rail Industry may be adversely affected by changes in government regulation, world events and economic conditions. These companies also may face higher risk of government involvement as railroads may be considered key components of national security or potential sources of government revenue. In addition, companies in the Road & Rail Industry could be adversely affected by commodity price volatility, technological developments and labor relations. The Road & Rail Industry is a separate industry within the Industrials Sector.
•Counterparty Risk. Counterparty risk is the risk that a counterparty to Fund transactions (e.g., derivative transactions) will be unable or unwilling to perform its contractual obligation to the Fund. The Fund expects to use derivatives instruments to gain exposure to the Underlying Issuers to seek to achieve its investment objective. Through these investments and related arrangements, the Fund is exposed to the risk that the counterparty may be unwilling or unable to make timely payments or deliver the reference asset contemplated by such arrangements or otherwise to meet its contractual obligations (i.e., counterparty credit risk). If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment, delivery or other obligations to the Fund, the Fund may not receive the full amount it is entitled to receive, may not be able to maintain its desired exposure to the Underlying Issuers, or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your Shares in the Fund will decrease.
In addition, the Fund may enter into derivative transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. To the extent the Fund’s counterparties are concentrated in the financial services sector, the Fund bears the risk that those counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting that economic sector. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.
•Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause the Fund, the Adviser, the Sub-Adviser and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of the Fund, the Adviser, the Sub-Adviser or the Fund’s other service providers, market makers, Authorized Participants (“APs”), the Fund’s primary listing exchange, or the issuers of securities in which the Fund invests have the ability to disrupt and negatively affect the Fund’s business operations, including the ability to purchase and sell Fund Shares, potentially resulting in financial losses to the Fund and its shareholders.
•Depositary Receipt Risk. Depositary receipts, including ADRs, involve risks similar to those associated with investments in foreign securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. Depositary receipts listed on U.S. exchanges are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (“Underlying Shares”). When the Fund invests in depositary receipts as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the depositary receipts may not provide a return that corresponds precisely with that of the Underlying Shares. Because the Underlying Shares trade on foreign exchanges that may be closed when the Fund’s primary listing exchange is open, the Fund may experience premiums and discounts greater than those of funds without exposure to such Underlying Shares.
•Derivatives Risk. The Fund expects to use swap agreements and forward contracts to seek to achieve its investment objective. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the reference asset; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivatives instrument; and illiquidity of the derivative investments. The Fund expects to primarily utilize derivatives instruments that are not designed to produce leverage. The Fund, however, may invest in derivatives that give rise to economic leverage, but expects any such economic leverage to be minimal. Leverage magnifies the potential for gain and may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at inopportune times (e.g., at a loss to comply with limits on leverage imposed by the 1940 Act or when the Adviser otherwise would have preferred to hold the investment) or to meet redemption requests. Certain of the Fund’s transactions in derivatives also could affect the amount, timing, and character of distributions to shareholders, which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns. Any financing, borrowing or other costs associated with using derivatives also may have the effect of lowering the Fund’s return. To the extent the Fund invests in derivatives instruments that give rise to economic leverage, the value of the Fund’s portfolio is likely to experience greater volatility over short-term periods.
In addition, the Fund’s investments in derivatives are subject to the following risks:
◦Swap Agreements. Swap agreements are entered into primarily with major financial intermediaries for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a reference asset. The Fund also will enter into swap agreements that provide for the physical delivery of the reference asset where, instead of exchanging the return earned or realized on the underlying securities, the Fund takes physical delivery of the underlying security. Swap agreements are generally traded over the counter, and therefore, may not receive regulatory protection, which may expose investors, including the Fund, to significant losses.
◦Forwards Contracts. The primary risks associated with the use of forwards contracts, which may adversely affect the Fund’s NAV and total return, are: (a) the imperfect correlation between the change in market value of the forward contract and the price of underlying asset; (b) possible lack of a liquid secondary market for a forwards contract and the resulting inability to close a forwards contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the possibility that the counterparty will default in the performance of its obligations; and (e) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it maybe disadvantageous to do so.
The Fund is subject to regulatory constraints relating to the level of leverage risk, as measured by value-at-risk (VaR) testing, the Fund may incur through its derivatives investments. To the extent the Fund exceeds these regulatory constraints regularly or over an extended period, the Fund may determine it is necessary to make adjustments to the Fund’s investment strategies to reduce its use of derivatives. Any such adjustments may adversely affect the Fund’s ability to achieve its investment objective and its performance.
•Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, sectors or companies in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stocks and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.
•Exchange-Traded Fund (“ETF”) Risks. The Fund is an ETF, and, as a result of its structure, it is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares Risk. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

◦Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading Risk. Although Shares are listed for trading on The NASDAQ Stock Market, LLC (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than the Shares.
•Fixed Income Risk. Fixed income securities are subject to call, credit, extension, and interest rate risk.
◦Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.
◦Credit Risk. An issuer of a fixed income security, such as a corporate bond, may be unable or unwilling to make interest and principal payments when due. The Fund also is subject to the related risk that the value of a fixed income security may decline because of concerns about the issuer’s creditworthiness. Credit risk is heightened to the extent the Fund invests in below investment-grade securities, which also are referred to as high-yield securities or junk bonds.
◦Extension Risk. During periods of rising interest rates, certain debt obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in the Fund’s income and potentially in the value of the Fund’s investments.
◦Interest Rate Risk. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline. The Fund may be subject to a greater risk of rising interest rates due to the recent historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Variable and floating rate securities may increase or decrease in value in response to changes in interest rates, although generally to a lesser degree than fixed-income securities.
•Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. With respect to certain countries, there is the possibility of government intervention and expropriation or nationalization of assets. Because legal systems differ, there also is the possibility that it will be difficult to obtain or enforce legal judgments in certain countries. Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, Shares may trade on days when foreign exchanges are closed. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
•Investment Company Risk. The risks of investing in investment companies, such as ETFs, typically reflect the risks of the types of instruments in which the investment companies invest. By investing in another investment company, the Fund becomes a shareholder of that investment company and bears its proportionate share of the fees and expenses of the other investment company. The Fund may be subject to statutory limits with respect to the amount it can invest in other ETFs, which may adversely affect the Fund’s ability to achieve its investment objective. ETFs may be less liquid than other investments, and thus their share values more volatile than the values of the investments they hold. Investments in ETFs are also subject to the “ETF Risks” described above.
•Large-Capitalization Risk. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies also may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.
•Liquidity and Valuation Risk. It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by the Adviser for purposes of the Fund’s NAV, causing the Fund to be less liquid and unable to realize what the Adviser believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time.

•Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s and Sub-Adviser’s success or failure to implement the Fund’s strategies and to efficiently execute investment transactions, respectively. The Fund invests in derivatives instruments, which may create enhanced risks for the Fund and the Adviser’s ability to control the Fund’s level of risk will depend on the Adviser’s skill in managing such instruments. In addition, the Adviser’s evaluations and assumptions regarding investments, interest rates, inflation, and other factors may not successfully achieve the Fund’s investment objective given actual market conditions.
•Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. U.S. and international markets have experienced significant periods of volatility in recent years due to a number of these factors, including the impact of the COVID-19 pandemic and related public health issues, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions and the threat of tariffs imposed by the U.S. and other countries. In addition, local, regional or global events such as war, including Russia’s invasion of Ukraine, acts of terrorism, spread of infectious diseases or other public health issues, recessions, rising inflation, or other events could have a significant negative impact on the Fund and its investments. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets. It is unknown how long circumstances related to the COVID-19 pandemic will persist, whether they will reoccur in the future, whether efforts to support the economy and financial markets will be successful, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.
•Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
•New Fund Risk. The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision.
•Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a lesser number of issuers than if it was a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a lesser number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
•Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. The Fund may invest a significant portion of its assets in the following sector and, therefore, the performance of the Fund could be negatively impacted by events affecting this sector.
◦Industrials Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Industrials Sector. The Industrials Sector includes companies that provide transportation services such as railroads, air freight and logistics, airlines, marine, and trucking. It also includes manufacturers and distributors of capital goods such as aerospace & defense, building products, electrical equipment and machinery and companies that offer construction & engineering services. It further includes providers of commercial & professional services including printing, environmental and facilities services, office services & supplies, security & alarm services, human resource & employment services, research & consulting services. The stock prices of companies in the Industrials Sector are affected by supply and demand both for their specific product or service and for Industrials Sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. Government regulation, world events and economic conditions may affect the performance of companies in the Industrials Sector. Companies in the Industrials Sector may be at risk for environmental damage and product liability claims.
•Tax Risk. In order to qualify for the favorable tax treatment generally available to a regulated investment company (“RIC”), the Fund must satisfy certain diversification and other requirements. In particular, at each quarter end (a) at least 50% of the value of the Fund’s total assets must generally be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”). The Fund anticipates gaining exposure to between five and ten Underlying Issuers. To satisfy the Diversification Requirement, the Fund will gain exposure to the Underlying Issuers by entering into swap agreements and forward contracts (derivatives instruments) or by investing in equity securities of an Underlying Issuer. The determination of the value and the identity of the issuer of derivative investments is often unclear for purposes of the Diversification Requirement described above. Although the Fund intends to carefully monitor its investments to ensure that it is adequately diversified under the Diversification Requirement, there are no assurances that the Internal Revenue Service (“IRS”) will agree with the Fund’s determination of the issuer and valuation under the Diversification Requirement with respect to such derivatives instruments as the application of the Diversification Requirements to derivative investments is often unclear. The Fund’s efforts to satisfy the Diversification Requirement may affect the Fund’s execution of its investment strategy. If the Fund fails to qualify as a RIC, it would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level (unless certain relief provisions are available.) The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution to shareholders. In addition, in order to requalify as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains or otherwise affect the Fund’s ability to pay out dividends subject to preferential rates or the dividends received deduction, thereby increasing the amount of taxes payable by some shareholders. Please see the section entitled “Federal Income Taxes – Taxation of the Funds in the SAI for more information.
•U.S. Government Securities Risk. U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed-income and debt securities, particularly interest rate risk and credit risk.
Performance
The Fund is new and therefore does not have a performance history for a full calendar year. In the future, performance information for the Fund will be presented in this section. Updated performance information when available, can be found on the Fund’s website at www.roundhillinvestments.com.
Portfolio Management

Adviser	Roundhill Financial Inc.
Sub-Adviser	Exchange Traded Concepts, LLC
Portfolio Managers
Will Hershey and Timothy Maloney, each a portfolio manager for the Adviser, and Andrew Serowik, Todd Alberico, and Gabriel Tan, each a portfolio manager for the Sub-Adviser, have been portfolio managers of the Fund since its inception in March, 2023

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through a broker or dealer at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. The difference in the bid and ask prices is referred to as the “bid-ask spread.”
Recent information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.roundhillinvestments.com.
Tax Information
The Fund’s distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS
Listed Funds Trust (the “Trust”) is a Delaware statutory trust offering a number of professionally managed investment portfolios, or funds. This Prospectus describes the Tech ETF, Airlines ETF, Defense ETF, Bank ETF, Oil ETF, and Railroad ETF (each, a “Fund” and collectively, the “Funds”).
Investment Objectives
Each Fund’s investment objective has been adopted as a non-fundamental investment policy and may be changed by the Board of Trustees (the “Board”) of the Trust without shareholder approval upon written notice to shareholders.
Principal Investment Strategies
Each Fund has adopted a policy to invest at least 80% of its assets (plus borrowings for investment purposes) in the industry or industries indicated by its name in compliance with Rule 35d-1 under the 1940 Act. Each such policy has been adopted as a non-fundamental investment policy and may be changed without shareholder approval upon 60 days’ written notice to shareholders. To the extent swaps are used to meet a Fund’s Rule 35d-1 policy, the notional value of the swaps will be used when determining the Fund’s compliance with its policy.
Principal Investment Risks
An investment in a Fund entails risks. A Fund could lose money, or its performance could trail that of other investment alternatives. The following provides additional information about each Fund’s principal risks. It is important that investors closely review and understand these risks before making an investment in a Fund. Each risk applies to each Fund unless otherwise specified. Just as in each Fund’s summary section, the principal risks below are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds. Each risk summarized below is considered a “principal risk” of investing in a Fund, regardless of the order in which it appears.
•Cash Transaction Risk. Each Fund expects to effect certain of its creations and redemptions for cash, rather than in-kind securities. Cash purchases and redemptions may increase brokerage and other transaction costs. In addition, each Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause a Fund to recognize a capital gain that it might not have recognized if it had made a redemption in kind. As a result, each Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. The use of cash creations and redemptions also may cause a Fund’s Shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to such Fund’s NAV, particularly in times of stressed market conditions. As a practical matter, only institutions and large investors, such as market makers or other large broker dealers, create or redeem Shares directly through each Fund. Most investors will buy and sell Shares of the Funds on an exchange through a broker-dealer. Furthermore, a Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine such Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, a Fund’s performance could be negatively impacted.
•Concentration Risk. Each Fund expects to concentrate (i.e., invest more than 25% of its net assets) its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent a Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. Each Fund’s investments are concentrated in securities issued by companies in one or more of the industries described below, as specified in the Fund’s Summary section. As a result of a Fund’s concentration in a particular industry or group of related industries, the Fund is subject to the risks associated with those industries.
◦Aerospace & Defense Industry (Defense ETF only). The Aerospace & Defense Industry includes companies that are manufacturers of civil or military aerospace and defense equipment, parts or products. The Aerospace & Defense Industry can be highly cyclical and companies in the Aerospace & Defense Industry may suffer periodic operating losses. The Aerospace & Defense Industry may depend heavily on contracts with the U.S. Government for a substantial portion of business. Changes in the U.S. Government’s priorities, or delays or reductions in spending could adversely affect companies in the Aerospace & Defense Industry. The Aerospace & Defense Industry also can be significantly affected by geopolitical, economic, and environmental factors, increased competition, and the ability to attract and hire and retain highly skilled employees, including key personnel. Significant shortages, capacity constraints, production disruptions, price increases, or product safety failures could increase operating costs which could adversely impact companies in the Aerospace & Defense Industry. Legislative or regulatory changes and increased government supervision also may affect companies in the Aerospace & Defense Industry. International business of companies in the Aerospace & Defense Industry is highly sensitive to changes in regulations (including taxes, tariffs, sanctions, embargoes, export and import controls, other trade restrictions, and repatriation of earnings), political environments or security risks that may affect the ability to conduct business outside of the United States. The Aerospace & Defense Industry is a separate industry within the Industrials Sector.

◦Airlines Industry (Airlines ETF only). Airline Companies included in the Airlines Industry may be adversely affected by a downturn in economic conditions that can result in decreased demand for air travel. Due to the discretionary nature of business and leisure travel spending, Airlines Industry revenues are heavily influenced by the condition of the U.S. economy and economies in other regions of the world. The rapid spread of the COVID-19 virus, the continuing spread of its variants, and measures implemented to combat it have had, and may continue to have, an adverse effect on the Airlines Industry. Airline Companies also may be significantly affected by changes in fuel prices, which may be very volatile. Due to the competitive nature of the Airlines Industry, Airline Companies may not be able to pass on increased fuel prices to customers by increasing fares which may have a negative impact on profit margins. The Airlines Industry is highly competitive, marked by significant competition with respect to routes, fares, schedules (both timing and frequency), operational reliability, services, products, customer service and loyalty programs. Airline Companies also may be significantly affected by the imposition of tariffs and/or changes in labor relations, insurance costs, and the imposition by the United States or other countries of taxes or tariffs applicable to airline travel, aircraft manufacturing, or aircraft sales. Employee strikes and other labor-related disruptions may significantly disrupt operations. The trend in the United States has been to deregulate transportation companies, which could have a favorable long-term effect, but future government decisions could adversely affect Airline Companies. The Airlines Industry is subject to many forms of environmental regulation, including but not limited to increased regulation to reduce emissions and other risks associated with climate change. The cost of compliance with more stringent environmental regulations, failure to comply with existing or future regulations or failure to otherwise manage the risks of climate change effectively could have a material adverse effect on Airline Companies. Airline Companies also may be highly dependent on aircraft or related equipment from a small number of suppliers, and consequently, issues affecting the availability, reliability, safety, or longevity of such aircraft or equipment (e.g., the inability of a supplier to meet aircraft demand or the grounding of an aircraft due to safety concerns) may have a significant effect on the operations and profitability of Airline Companies. Airline Companies are also at risk of losses and adverse publicity stemming from a serious accident involving the company’s aircraft or aircraft of airline partners. The Airlines Industry is heavily dependent on business models that concentrate operations in major airports in the United States and throughout the world. An extended interruption or disruption at an airport where an Airline Company has significant operations, whether resulting from a discrete event, such as a hurricane, or the manifestation of a chronic physical risk, such as rising sea levels, could have an adverse effect on an Airline Company’s business, financial condition and results of operations. Despite significant security measures at airports and airlines, the Airlines Industry remains a high profile target for terrorist group.
In addition, the Russian invasion of Ukraine and the resulting Russian sanctions by Western countries, including the United States, Canada, European Union, Japan, United Kingdom, and others, as well as retaliatory measures by Russia, may have a significant impact on Airline Companies. Bans on oil and energy imports from Russia, as well as commitments to phase out such imports in the near future, by certain Western countries may increase the costs of jet fuel. In addition, certain Western nations have closed their airspace to all Russian airlines, as well as Russian-owned and Russian-operated aircraft. Also, Western companies have issued a recall of aircraft leased to Russian airlines and, in certain cases, have seized such aircraft located in Western airports. In response, Russia has closed its airspace to certain Western aircraft, and Russia has seized certain leased aircraft and equipment located in Russia. These actions may lead to higher ticket prices, flight cancellations, longer routes, fewer diversion airports (i.e., airports along a route where a plane can land safely if it is diverted), a decreased demand for travel, and the permanent loss of property for Western companies that leased aircraft to Russian airlines. Increased costs and reduced supply of certain metals exported from Russia, such as titanium, also may slow the production of aircraft and engines, making it more difficult for Airline Companies to increase passenger capacity and repair or upgrade their aircraft. These and any related events could significantly and adversely affect the Fund’s performance and the value of an investment in the Fund. The Airlines Industry is a separate industry within the Industrials Sector.
◦Banks Industry (Bank ETF only). The Banks Industry includes large, geographically diversified banks and mortgage finance institutions. The Fund is subject to risks faced by companies in the Banks Industry Group, including extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects on profitability due to increases in interest rates or loan losses (which usually increase in economic downturns, which could lead to insolvency or other negative consequences); severe price competition; economic conditions; credit rating downgrades; and increased inter-industry consolidation and competition. Larger banks are often subject to more stringent supervision and regulation than smaller institutions. Resolving regulatory investigations can subject banks to significant penalties and collateral consequences, and could result in higher compliance costs or restrictions on operations. This industry has experienced significant losses in the past, and the impact of more stringent capital requirements and of recent or future regulation on any individual bank or on the industry as a whole cannot be predicted. A failure in or breach of a bank’s operational or security systems or infrastructure or business continuity plans, or those of third parties or the financial services industry, could disrupt banks’ critical business operations and customer services, result in additional risk exposures, and adversely impact the results of operations and financial condition, and cause legal or reputational harm. The Banks Industry is a separate industry within the Financials Sector.
◦Capital Markets Industry (Bank ETF only). The Capital Markets Industry includes asset management companies, custody banks, investment banks, brokerages, financial exchanges, and ratings agencies. The Fund is subject to risks faced by companies in the Capital Markets Industry Group, including extensive governmental regulation that affects the scope of their activities, continuing increases in price competition, decreases in fees or fee-related business, including investment banking, brokerage, asset management and other servicing fees, fluctuations in interest rates and other factors which could adversely affect financial markets. This industry has experienced significant losses in the past, and the impact of more stringent capital requirements and of recent or future regulation on any financial institution or on the industry as a whole cannot be predicted. The Capital Markets Industry is a separate industry within the Financials Sector.
◦E-Commerce Discretionary Industry (Tech ETF only). The E-Commerce Discretionary Industry includes retailers, retail outlets, and wholesalers offering a wide variety of products or specializing in a single class of goods (e.g., computers, apparel, home improvement, etc.). Companies in the E-Commerce Discretionary Industry are dependent on consumer spending, the availability of disposable income, changing consumer tastes and preferences, consumer demographics, general economic conditions, internal infrastructure and on the availability, reliability and security of the Internet and related systems. Critical systems and operations may be vulnerable to damage or interruption from natural disasters, power loss, telecommunications failure, terrorist attacks, cyber-attacks, acts of war, break-ins, and similar events. In addition, legislative or regulatory changes and increased government supervision may affect companies in the E-Commerce Discretionary Industry. The E-Commerce Discretionary Industry is a separate industry within the Consumer Discretionary Sector.
◦Internet Media & Services Industry (Tech ETF only). The Internet Media & Services Industry includes companies engaged in content and information creation or distribution through proprietary platforms, where revenues are derived primarily through pay-per-click advertisements, including search engines, social media and networking platforms, online classifieds, and online review companies. The prices of the securities of companies in the Internet Media & Services Industry are closely tied to the performance of the overall economy and may be affected by changes in general economic growth, consumer confidence and consumer spending. Changes in demographics and consumer tastes also may affect the success of companies in the Internet Media & Services Industry. In addition, legislative or regulatory changes and increased government supervision may affect companies in the Internet Media & Services Industry. The Internet Media & Services Industry is a separate industry within the Communications Sector.
◦Oil, Gas & Consumable Fuels Industry (Oil ETF only). The Oil, Gas & Consumable Fuels Industry includes companies engaged in oil and gas exploration and production (including integrated oil and gas exploration), oil and gas refining and marketing, oil and gas storage and transportation, and production and mining of coal and consumable fuels. The prices of the securities of companies in the Oil, Gas & Consumable Fuels Industry may fluctuate widely due to supply and demand for a specific product or service, the price of oil and gas, exploration and production spending, world events, and economic conditions. Natural disasters, including risks from hurricanes, severe storms, floods, heat waves, other forms of severe weather, wildfires, ambient temperature increases, sea level rise, war, hostile actions, accidents, civil unrest, political events, fires, earthquakes, system failures, cyber threats, terrorist acts, epidemic or pandemic diseases such as the COVID-19 pandemic, disruptions in competitor’s operations, logistical constraints, unexpected unavailability of distribution channels and changes in exchange rates and interest rates also may affect companies in the Oil, Gas & Consumable Fuels Industry. In addition, the policies of the Organization of Petroleum Exporting Countries (“OPEC”), changes in relationships among OPEC members and between OPEC and oil-importing nations, the regulatory environment, taxation policies, and the economies of the key energy consuming countries also may affect the prices of the securities in the Oil, Gas & Consumable Fuels Industry. Legislative or regulatory changes and increased government supervision also may affect companies in the Oil, Gas & Consumable Fuels Industry. Shifting customer preferences and other private efforts related to greenhouse gas emissions and climate change could continue to increase operational costs and reduce demand for hydrocarbon and other products, resulting in a material adverse effect on companies in the Oil, Gas & Consumable Fuels Industry. A number of countries limit access to their oil and gas resources, including by restricting leasing or permitting activities, or may place resources off-limits from development altogether. Some countries in which companies in the Oil, Gas & Consumable Fuels Industry do business lack well-developed legal systems, or have not yet adopted, or may be unable to maintain, clear regulatory frameworks for oil and gas development. Lack of legal certainty exposes operations to increased risk of adverse or unpredictable actions by government officials, and also makes it more difficult to enforce contracts. The Oil, Gas & Consumable Fuels Industry is a separate industry within the Energy Sector.
◦Road & Rail Industry (Railroad ETF only). The Road & Rail Industry includes companies that provide primarily goods transportation. Companies in the Road & Rail Industry may be adversely affected by changes in government regulation, world events and economic conditions. Road & Rail Industry companies with vast networks are exposed to severe weather conditions and other natural phenomena, including earthquakes, hurricanes, fires, floods, mudslides or landslides, extreme temperatures, avalanches, and significant precipitation. Line outages and other interruptions caused by these conditions can adversely affect an entire rail network, potentially negatively affecting revenue, costs, and liabilities. U.S. laws impose common carrier obligations on the Road & Rail Industry that require companies to transport certain hazardous materials regardless of risk or potential exposure to loss. A rail accident or other incident or accident involving the release or combustion of hazardous materials could involve significant costs and claims for personal injury, property damage, and environmental penalties and remediation in excess of insurance coverage for these risks. These companies also may face higher risk of government involvement as railroads may be considered key components of national security or potential sources of government revenue. Noncompliance with applicable laws or regulations could erode public confidence in a company and can subject the company to fines, penalties and other legal or regulatory sanctions. In addition, companies in the Road & Rail Industry could be adversely affected by commodity price volatility, technological developments and labor relations. Disputes over the terms of labor union agreements or potential inability to negotiate acceptable contracts with unions could result in, strikes, work stoppages, slowdowns, or lockouts. The Road & Rail Industry is a separate industry within the Industrials Sector.
◦Software Industry (Tech ETF only). The Software Industry includes companies that publish and distribute software for the business or consumer markets, as well as, companies that provide consulting or integration services to other businesses relating to information technology, including computer-system design, system integration, network and systems operations, cloud computing, distributed ledger technology consulting and integration, data management and storage, repair services, and technical support. In addition, the Software Industry includes companies involved in digital platforms that primarily generate revenue from advertising, content delivery, and other virtual products for consumers. Companies in the Software Industry are subject to significant competitive pressures, such as aggressive pricing, new market entrants, competition for market share, short product cycles due to an accelerated rate of technological developments and the potential for limited earnings and/or falling profit margins. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of these companies and, as a result, the value of their securities. Patent protection is integral to the success of many companies in this industry, and profitability can be affected materially by, among other things, the cost of obtaining (or failing to obtain) patent approvals, the cost of litigating patent infringement and the loss of patent protection for products (which significantly increases pricing pressures and can materially reduce profitability with respect to such products). In addition, many software companies have limited operating histories. Prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. The Software Industry is a separate industry within the Technology Sector.
◦Technology Hardware Industry (Tech ETF only). The Technology Hardware Industry includes companies that manufacture and distribute computers, servers, mainframes, peripheral devices (e.g., keyboard, mouse, etc.), high-technology components (e.g., circuit boards), and electronic office equipment. In addition, companies in the Technology Hardware Industry include producers and distributors of semiconductors and other integrated chips, other products related to the semiconductor industry such as motherboards, and manufacturers of high-technology tools and/or equipment used in the creation of semiconductors, photonics, wafers, and other high-technology components. The companies in the Technology Hardware Industry can be significantly affected by competitive pressures, aggressive pricing, technological developments, changing domestic demand, the ability to attract and retain skilled employees and availability and price of components. The market for products produced by companies in the Technology Hardware Industry is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of these companies depends in substantial part on the timely and successful introduction of new products. An unexpected change in one or more of the technologies affecting an issuer’s products or in the market for products based on a particular technology could have a material adverse effect on a participant’s operating results.
Many of the companies in the Technology Hardware Industry rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by the companies to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies’ technology. The Technology Hardware Industry is a separate industry within the Technology Sector.
•Counterparty Risk. Counterparty risk is the risk that a counterparty is unwilling or unable to make timely payments or deliver the reference asset contemplated by such arrangement to meet its contractual obligations with respect to the amount a Fund expects to receive from a counterparty to a financial instrument entered into by the Fund. A Fund generally enters into derivatives transactions with counterparties such that either party can terminate the contract without penalty prior to the termination date. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such a contract, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral. If the counterparty becomes bankrupt or defaults on its payment, delivery or other obligations to a Fund, it may experience significant delays in obtaining any recovery, may obtain only a limited recovery or obtain no recovery, or may not be able to maintain its desired exposure to Underlying Issuers, which may result in a decline in the value of an investment held by the Fund. A Fund also may not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions. European Union rules and regulations intervene when a financial institution is experiencing financial difficulties and could reduce, eliminate, or convert to equity a counterparty’s obligations to a Fund (sometimes referred to as a “bail in”).
A Fund typically enters into transactions with counterparties that present minimal risks based on the Adviser’s assessment of the counterparty’s creditworthiness, or its capacity to meet its contractual obligations during the term of the derivative agreement or contract. The Adviser considers factors such as counterparty credit rating among other factors when determining whether a counterparty is creditworthy. The Adviser regularly monitors the creditworthiness of each counterparty with which a Fund transacts. A Fund generally enters into derivative transactions with major financial intermediaries and seeks to mitigate risks by generally requiring that the counterparties for the Fund post collateral, marked to market daily, in an amount approximately equal to what the counterparty owes the Fund, subject to certain minimum thresholds. To the extent any such collateral is insufficient or there are delays in accessing the collateral, a Fund will be exposed to the risks described above. If a counterparty’s credit ratings decline, a Fund may be subject to a bail-in, as described above.
In addition, a Fund may enter into derivative transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. A Fund does not specifically limit its counterparty risk with respect to any single counterparty. To the extent a Fund’s counterparties are concentrated in the financial services sector, such Fund bears the risk that those counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting that economic sector. There is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with a Fund and, as a result, the Fund may not be able to achieve its investment objective.
•Cybersecurity Risk. With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, funds (such as the Fund) and their service providers may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause the Fund, the Adviser, the Sub-Adviser and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of the Fund, the Adviser, the Sub-Adviser or the Fund’s other service providers, market makers, APs, the Fund’s primary listing exchange, or the issuers of securities in which the Fund invests have the ability to disrupt and negatively affect the Fund’s business operations, including the ability to purchase and sell Fund Shares, potentially resulting in financial losses to the Fund and its shareholders. For instance, cyber-attacks or technical malfunctions may interfere with the processing of shareholder or other transactions, affect the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks or technical malfunctions may render records of Fund assets and transactions, shareholder ownership of Fund Shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. The Fund also may incur substantial costs for cybersecurity risk management to prevent cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result.
•Depositary Receipt Risk. A Fund may hold the securities of non-U.S. companies in the form of depositary receipts, including ADRs. ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the New York Stock Exchange (the “NYSE”). Sponsored ADRs are issued with the support of the issuer of the foreign stock underlying the ADRs and carry all of the rights of common shares, including voting rights. The underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored depositary receipt. The Underlying Shares in a Fund’s portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of a Fund’s portfolio. In addition, because the Underlying Shares trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the Underlying Shares may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for Shares.
•Derivatives Risk. A Fund uses investment techniques, including investments in derivatives, such as swaps and forwards contracts, that may be considered aggressive. The use of derivatives may result in larger losses or smaller gains than investing directly in the underlying securities. Investments in these derivatives may generally be subject to market risks that cause their prices to fluctuate more than an investment directly in a security and may increase the volatility of a Fund. The use of derivatives may expose a Fund to additional risks such as counterparty risk, liquidity risk and increased daily correlation risk. When a Fund uses derivatives, there may be imperfect correlation between the value of the underlying reference assets and the derivative.
A Fund expects to use swaps on the underlying security. If the underlying security has a dramatic intraday move in value that causes a material decline in a Fund’s NAV, the terms of the swap agreement between the Fund and its counterparty may allow the counterparty to immediately close out of the transaction with the Fund. In such circumstances, a Fund may be unable to enter into another swap agreement or invest in other derivatives. The value of an investment in a Fund may change quickly and without warning. Any financing, borrowing or other costs associated with using derivatives also may have the effect of lowering a Fund’s return.

In addition, a Fund’s investments in derivatives are subject to the following risks:
◦Swap Agreements. Swap agreements are entered into primarily with major financial intermediaries for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a reference asset. The Fund also will enter into swap agreements that provide for the physical delivery of the reference asset where, instead of exchanging the return earned or realized on the underlying securities, the Fund takes physical delivery of the underlying security. Swap agreements are generally traded over the counter, and therefore, may not receive regulatory protection, which may expose investors, including the Fund, to significant losses.
◦Forwards Contracts. The primary risks associated with the use of forwards contracts, which may adversely affect the Fund’s NAV and total return, are: (a) the imperfect correlation between the change in market value of the forward contract and the price of underlying asset; (b) possible lack of a liquid secondary market for a forwards contract and the resulting inability to close a forwards contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the possibility that the counterparty will default in the performance of its obligations; and (e) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it maybe disadvantageous to do so.
Each Fund is subject to the risk that a change in U.S. law and related regulations will impact the way the Fund operates, increase the particular costs of the Fund’s operation and/or change the competitive landscape. In October 2020, the SEC adopted a new rule governing a fund’s use of derivatives. The new rule, among other things, generally requires a fund to adopt a derivatives risk management program, appoint a derivatives risk manager to oversee the program and comply with an outer limit on fund leverage risk based on value at risk, or “VaR.” Certain funds may be exempted from these requirements if they use derivatives only to a limited extent and in a limited manner and comply with certain other conditions set forth in the new rule. The new rule significantly changes the regulatory framework applicable to a fund’s use of derivatives, including by replacing the existing asset segregation regulatory framework in its entirety. The new rule may influence the extent to which a Fund uses derivatives, adversely affect the Fund’s performance, and increase costs related to the Fund’s use of derivatives.
•ETF Risks. Each Fund is an ETF and, as a result of its structure, is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. A Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors also will incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, a relatively small investor base in a Fund, asset swings in a Fund and/or increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate a Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility or periods of steep market declines and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. The market price of Shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade Shares. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Adviser believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities.

◦Trading Risk. Although Shares are listed for trading on the Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules, which temporarily halt trading on the Exchange when a decline in the S&P 500® Index during a single day reaches certain thresholds (e.g., 7%, 13%, and 20%). Additional rules applicable to the Exchange may halt trading in Shares when extraordinary volatility causes sudden, significant swings in the market price of Shares. There can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of a Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.
•Fixed Income Risk. Fixed income securities are debt obligations issued by corporations, municipalities and other borrowers and are subject to various risks, including call, credit, extension and interest rate risks. Fixed income securities typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default. Fixed income securities with longer maturities or durations may be subject to greater price fluctuations due to interest rate, tax law, and general market changes than securities with shorter maturities or durations. Coupons may be fixed or adjustable, based on a pre-set formula. The prices of high-yield bonds, unlike those of investment-grade bonds, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. Changes in the value of portfolio securities will not affect cash income derived from these securities but will affect a Fund’s NAV.
◦Call Risk. During periods of falling interest rates, an issuer of a callable bond held by a Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.
◦Credit Risk. Credit risk is the risk that a Fund could lose money if an issuer or guarantor of a debt instrument in which the Fund invests becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations. To the extent a Fund has short exposure to the issuers of certain fixed income securities, the Fund is subject to the risk that its investment in a debt instrument could decline because of concerns about the issuer’s credit quality or perceived financial condition. Fixed income securities are subject to varying degrees of credit risk, which are sometimes reflected in credit ratings.
◦Extension Risk. During periods of rising interest rates, certain debt obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in a Fund’s income and potentially in the value of the Fund’s investments.
◦Interest Rate Risk. The values of debt securities usually rise and fall in response to changes in interest rates. An increase in interest rates may cause the value of fixed-income securities held by a Fund to decline. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to a Fund, but will affect the value of the Fund’s shares. Interest rate risk is generally greater for investments with longer maturities. Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others also may provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change. Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for bonds. Changes in government or central bank policy, including changes in tax policy or changes in a central bank’s implementation of specific policy goals, may have a substantial impact on interest rates. This could lead to heightened levels of interest rate, volatility and liquidity risks for the fixed income markets generally and could have a substantial and immediate effect on the values of a Fund's investments. There can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed, nor that any such policy will have the desired effect on interest rates. A Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.
•Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Investments in non-U.S. securities may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. With respect to certain countries, there is the possibility of government intervention and expropriation or nationalization of assets. Because legal systems differ, there also is the possibility that it will be difficult to obtain or enforce legal judgments in certain countries. Since foreign exchanges may be open on days when a Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, Shares may trade on days when foreign exchanges are closed. Each of these factors can make investments in a Fund more volatile and potentially less liquid than other types of investments.
•Investment Company Risk. The risks of investing in investment companies, such as ETFs, typically reflect the risks of the types of instruments in which the investment companies invest. By investing in another investment company, a Fund becomes a shareholder of that investment company and bears its proportionate share of the fees and expenses of the other investment company. A Fund may be subject to statutory limits with respect to the amount it can invest in other ETFs, which may adversely affect the Fund’s ability to achieve its investment objective. ETFs may be less liquid than other investments, and thus their share values more volatile than the values of the investments they hold. Investments in ETFs are also subject to the “ETF Risks” described above.
•Large-Capitalization Risk. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies also may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.
•Liquidity and Valuation Risk. It may be difficult for a Fund to purchase and sell particular investments within a reasonable time at a favorable price. As a result, a Fund may be unable to achieve its desired level of investment exposure. In addition, a Fund may be unable to pay redemption proceeds within the requisite time period because of adverse market conditions, an unusually high volume of redemption requests or other reasons, unless it sells other portfolio investments under unfavorable conditions, thereby adversely affecting the Fund. A Fund’s ability to sell an instrument under favorable conditions also may be negatively impacted by, among other things, other market participants selling the same or similar instruments at the same time. If a Fund is unable to sell an investment at its desired time, the Fund may miss other investment opportunities while it holds investments it would prefer to sell, which could adversely affect the Fund’s performance. In addition, the liquidity of any Fund investment may change significantly over time as a result of market, economic, trading, issuer-specific and other factors. Dislocations in certain parts of markets are resulting in reduced liquidity for certain investments. It is uncertain when financial markets will improve and economic conditions will stabilize. Liquidity of financial markets also may be affected by government intervention and political, social, public health, economic or market developments.
In addition, during periods of reduced market liquidity, market turmoil or in the absence of readily available market quotations for particular investments in a Fund’s portfolio, the ability of the Fund to assign an accurate daily value to these investments may be difficult and the Adviser may be required to fair value the investments. Fair value determinations are inherently subjective and reflect good faith judgments based on available information. Accordingly, there can be no assurance that the determination of an investment’s fair value in accordance with a Fund’s valuation procedures will in fact approximate the price at which the Fund could sell that investment at that time (i.e., the sale price could differ, sometimes significantly, from the Fund’s last valuation for the investment). The Adviser) relies on various sources of information to value investments and calculate NAV. The Adviser may obtain pricing information from third parties that are believed to be reliable. In certain cases, this information may be unavailable or this information may be inaccurate because of errors by the third parties, technological issues, absence of current market data, or otherwise. As a result, the Adviser’s ability to effectively value a Fund’s investments or calculate NAV may be adversely affected.
Investors who purchase or redeem Shares of a Fund on days when the Fund is holding fair valued investments may receive fewer or more Shares or lower or higher redemption proceeds than they would have received if the Adviser had not fair valued the investment or had used a different valuation methodology. These risks may be magnified in a rising interest rate environment and, if a Fund holds a significant percentage of fair valued or otherwise difficult to value investments, the Fund may be particularly susceptible to the risks associated with valuation. Proportions of a Fund’s investments that are fair valued or difficult to value vary from time to time. In addition, during periods of market stress, a large portion of a Fund’s assets could potentially experience significant levels of illiquidity. A Fund’s shareholder reports contain more information about the Fund’s holdings that are fair valued or difficult to value. Investors should consider consulting these reports for additional information.
•Management Risk. Each Fund is actively managed and may not meet its investment objective based on the Adviser’s and Sub-Adviser’s success or failure to implement the Fund’s strategies and to efficiently execute investment transactions, respectively. Each Fund invests in derivatives instruments, which may create enhanced risks for the Fund and the Adviser’s ability to control the Fund’s level of risk will depend on the Adviser’s skill in managing such instruments. In addition, the Adviser’s evaluations and assumptions regarding investments, interest rates, inflation, and other factors may not successfully achieve the Fund’s investment objective given actual market conditions.
•Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. U.S. and international markets have experienced significant periods of volatility in recent years due to a number of economic, political and global macro factors, including public health issues, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions and the threat of tariffs imposed by the U.S. and other countries. In addition, local, regional or global events such as war, including Russia’s invasion of Ukraine, acts of terrorism, spread of infectious diseases or other public health issues, recessions, rising inflation, or other events could have a significant negative impact on the performance of the Fund and its investments. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, which could have an adverse effect on the Fund.
The COVID-19 pandemic has significantly impacted economies and markets around the world, including the United States. The pandemic has resulted in a wide range of social and economic disruptions, including closed borders, voluntary or compelled quarantines of large populations, stressed healthcare systems, reduced or prohibited domestic or international travel, supply chain disruptions, and so-called “stay-at-home” orders throughout much of the United States and many other countries. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Some sectors of the economy and individual issuers have experienced particularly large losses. Such disruptions may continue for an extended period of time or reoccur in the future to a similar or greater extent. Liquidity for many instruments has been greatly reduced for periods of time. In response to these disruptions, the U.S. government and the Federal Reserve have taken extraordinary actions to support the domestic economy and financial markets. It is unknown how long circumstances related to the COVID-19 pandemic will persist, whether they will reoccur in the future, whether efforts to support the economy and financial markets will be successful, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.
•Money Market Instrument Risk. Money market instruments, including money market funds, depositary accounts and repurchase agreements may be used for cash management purposes. Money market funds may be subject to credit risk with respect to the short-term debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments also may be subject to credit risks associated with the instruments in which they invest. There is no guarantee that money market instruments will maintain a stable value, and they may lose money.
•New Fund Risk. Each Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision. Moreover, investors will not be able to evaluate a Fund against one or more comparable funds on the basis of relative performance until such Fund has established a track record.
•Non-Diversification Risk. Because each Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a lesser number of issuers than if it was a diversified fund. As a result, a Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a lesser number of issuers than a fund that invests more widely. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on such Fund’s performance.
•Sector Risk. To the extent a Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. A Fund may invest a significant portion of its assets in the following sector or sectors and, therefore, the performance of the Fund could be negatively impacted by events affecting each of these sectors.
◦Communications Sector Risk (Tech ETF only). The Fund’s investments are exposed to issuers conducting business in the Communications Sector. The Communications Sector includes companies that facilitate communication and offer related content and information through various mediums. It includes telecom and media & entertainment companies including producers of interactive gaming products and companies engaged in content and information creation or distribution through proprietary platforms. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Communications Sector. The performance of companies operating in the Communications Sector has historically been closely tied to the performance of the overall economy, and also is affected by economic growth, consumer confidence, attitudes and spending. Increased sensitivity to short product cycles and aggressive pricing, challenges in bringing products to market and changes in demographics and consumer tastes also can affect the demand for, and success of, communication services products and services in the marketplace.
◦Consumer Discretionary Sector Risk (Tech ETF only). The Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector. The manufacturing segment of the Consumer Discretionary Sector includes automotive, household durable goods, leisure equipment and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, and consumer retailing and services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector. The performance of companies operating in the Consumer Discretionary Sector has historically been closely tied to the performance of the overall economy, and also is affected by economic growth, consumer confidence, attitudes and spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer products and services in the marketplace. Moreover, the Consumer Discretionary Sector encompasses those businesses that tend to be the most sensitive to economic cycles.
◦Energy Sector Risk (Oil ETF only). The Energy Sector includes companies operating in the exploration and production, refining and marketing, and storage and transportation of oil and gas and coal and consumable fuels. It also includes companies that offer oil and gas equipment and related services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Energy Sector. The performance of companies operating in the Energy Sector is closely tied to the price and supply of energy fuels and international political events.
◦Financials Sector Risk (Bank ETF only). The Fund’s investments are exposed to issuers conducting business in the Financials Sector. The Financials Sector includes companies involved in banking, thrifts & mortgage finance, specialized finance, consumer finance, asset management and custody banks, investment banking and brokerage and insurance. It also includes Financial Exchanges & Data and Mortgage REITs. The Fund is subject to the risk that the securities of such issuers may be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and fallout from the housing and sub-prime mortgage crisis. Banks and capital markets companies, in particular, may be significantly affected by changes in interest rates, catastrophic events, price and market competition, or other changes in government regulation or tax law and/or rate regulation, which may have an adverse impact on their profitability. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted. In recent years, cyber-attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.
◦Industrials Sector Risk (Airlines ETF, Defense ETF, and Railroad ETF only). The Fund’s investments are exposed to issuers conducting business in the Industrials Sector. The Industrials Sector includes companies that provide transportation services such as airlines, air freight and logistics, railroads, marine, and trucking. It also includes manufacturers and distributors of capital goods such as aerospace & defense, building products, electrical equipment and machinery and companies that offer construction & engineering services. It further includes providers of commercial & professional services including printing, environmental and facilities services, office services & supplies, security & alarm services, human resource & employment services, research & consulting services. The stock prices of companies in the Industrials Sector are affected by supply and demand both for their specific product or service and for Industrials Sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. Government regulation, world events and economic conditions may affect the performance of companies in the Industrials Sector. Companies in the Industrials Sector may be at risk for environmental damage and product liability claims.
◦Technology Sector Risk (Tech ETF only). The Fund’s investments are exposed to issuers conducting business in the Technology Sector. The Technology Sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, computers and peripherals, electronic equipment and related instruments and semiconductors. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Technology Sector. The prices of the securities of companies operating in the Technology Sector are closely tied to market competition, increased sensitivity to short product cycles and aggressive pricing, and problems with bringing products to market.
•Tax Risk. In order to qualify for the favorable tax treatment generally available to a regulated investment company (“RIC”), the Fund must satisfy certain diversification and other requirements. In particular, at each quarter end (a) at least 50% of the value of the Fund’s total assets must generally be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”). The Fund anticipates gaining exposure to between five and ten Underlying Issuers. To satisfy the Diversification Requirement, the Fund will gain exposure to the Underlying Issuers by entering into swap agreements and forward contracts (derivatives instruments) or by investing in equity securities of an Underlying Issuer. The determination of the value and the identity of the issuer of derivative investments is often unclear for purposes of the Diversification Requirement described above. Although the Fund intends to carefully monitor its investments to ensure that it is adequately diversified under the Diversification Requirement, there are no assurances that the Internal Revenue Service (“IRS”) will agree with the Fund’s determination of the issuer and valuation under the Diversification Requirement with respect to such derivatives instruments as the application of the Diversification Requirements to derivative investments is often unclear. The Fund’s efforts to satisfy the Diversification Requirement may affect the Fund’s execution of its investment strategy. If the Fund fails to qualify as a RIC, it would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level (unless certain relief provisions are available.) The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution to shareholders. In addition, in order to requalify as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains or otherwise affect the Fund’s ability to pay out dividends subject to preferential rates or the dividends received deduction, thereby increasing the amount of taxes payable by some shareholders. Please see the section entitled “Federal Income Taxes – Taxation of the Funds in the SAI for more information.
•U.S. Government Securities Risk. Different types of U.S. government securities have different relative levels of credit risk depending on the nature of the particular government support for that security. U.S. government securities may be supported by: (i) the full faith and credit of the United States government; (ii) the ability of the issuer to borrow from the U.S. Treasury; (iii) the credit of the issuing agency, instrumentality or government-sponsored entity (“GSE”); (iv) pools of assets (e.g., mortgage-backed securities); or (v) the United States in some other way. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities, which may fluctuate in value and are subject to investment risks, and certain U.S. government securities may not be backed by the full faith and credit of the United States government. The value of U.S. government obligations may be adversely affected by changes in interest rates. It is possible that the issuers of some U.S. government securities will not have the funds to timely meet their payment obligations in the future and there is a risk of default. For certain agency and GSE issued securities, there is no guarantee the U.S. government or GSE will support the agency if it is unable to meet its obligations.
PORTFOLIO HOLDINGS INFORMATION
Information about each Fund’s daily portfolio holdings is available at www.roundhillinvestments.com. A complete description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ Statement of Additional Information (the “SAI”).
MANAGEMENT
Investment Adviser
Roundhill Financial Inc., a Delaware corporation located at 154 West 14th Street, 2nd Floor, New York, New York 10011, serves as the investment adviser to the Funds. The Adviser oversees the day-to-day operations of the Funds, subject to the general supervision and oversight of the Board. The Adviser also arranges for sub-advisory, transfer agency, custody, fund administration, distribution and all other services necessary for the Funds to operate. The Adviser is an SEC-registered investment adviser.
The Adviser continuously reviews, supervises, and administers each Fund’s investment program. In particular, the Adviser provides investment and operational oversight of the Sub-Adviser. The Board supervises the Adviser and establishes policies that the Adviser must follow in its day-to-day management activities.
For the services it provides to the Funds, the Adviser is entitled to a unified management fee, which is calculated daily and paid monthly, at an annual rate based on each Fund’s average daily net assets as set forth in the table below.

Fund	Management Fee
Roundhill BIG Tech ETF	0.29%
Roundhill BIG Airlines ETF	0.29%
Roundhill BIG Defense ETF	0.29%
Roundhill BIG Bank ETF	0.29%
Roundhill BIG Oil ETF	0.29%
Roundhill BIG Railroad ETF	0.29%
Pursuant to an investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser (the “Advisory Agreement”), the Adviser has agreed to pay all expenses of the Funds except the fee payable to the Adviser under the Advisory Agreement, interest charges on any borrowings, dividends, and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under the distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Adviser, in turn, compensates the Sub-Adviser from the management fee it receives.
The basis for the Board’s approval of the Advisory Agreement will be included in the Funds’ first Semi-Annual Report to Shareholders after the commencement of operations.

Sub-Adviser
Exchange Traded Concepts, LLC, an Oklahoma limited liability company located at 10900 Hefner Pointe Drive, Suite 400, Oklahoma City, Oklahoma 73120, is responsible for the day-to-day management of the Funds. An SEC-registered investment adviser formed in 2018, the Sub-Adviser is majority owned by Cottonwood ETF Holdings LLC.
Pursuant to an investment sub-advisory agreement between the Trust, on behalf of each Fund, the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”), the Sub-Adviser is responsible for trading portfolio securities for each Fund, including selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Adviser and the Board. For its services, the Sub-Adviser is entitled to a fee paid by the Adviser, which fee is calculated daily and paid monthly, at an annual rate based on the accumulative average daily net assets of each Roundhill BIG ETF that Exchange Traded Concepts, LLC sub-advises, and subject to a minimum annual fee as follows:

Minimum Annual Fee	Asset-Based Fee
$20,000 for the first fund in the Roundhill BIG family and $15,000 for all subsequent funds in the Roundhill BIG family	4 bps (0.04%) on $0 – $200 million 3.5 bps (0.035%) on > $200 million – $1 billion 3 bps (0.03%) on > $1 billion – $2 billion 2.5 bps (0.025%) on > $2 billion
The basis for the Board’s approval of the Sub-Advisory Agreement will be included in the Funds’ first Semi-Annual Report to Shareholders after the commencement of operations.
Portfolio Managers
The individuals identified below are jointly and primarily responsible for the day-to-day management of each Fund’s portfolio.
Mr. Hershey co-founded the Adviser in late 2018. He began his career at Yorkville ETF Advisors, continuing with Yorkville Capital Management after the sale of Yorkville’s ETF business. During his career, he held various roles, including Head Trader for a Yorkville’s long/short energy hedge fund. He graduated from Vanderbilt University in 2011 with a degree in Economics. Mr. Hershey is a CFA Charterholder.
Mr. Maloney co-founded the Adviser in late 2018. He began his career at Morgan Stanley as a Foreign-Exchange and Emerging Markets salesperson. He later joined Wells Capital, where he traded investment grade bonds for a $35 billion fixed-income portfolio. He graduated from Vanderbilt University in 2011 with a degree in Economics, and in 2012 with a Masters of Science in Finance (MSF). Mr. Maloney is a CFA Charterholder.
Mr. Serowik joined the Sub-Adviser from Goldman Sachs. He began his career at Spear, Leeds & Kellogg, continuing with Goldman after its acquisition of SLK. During his career of more than 18 years at the combined companies, he held various roles, including managing the global Quant ETF Strats team and One Delta ETF Strats. He designed and developed systems for portfolio risk calculation, algorithmic ETF trading, and execution monitoring, with experience across all asset classes. He graduated from the University of Michigan with a Bachelor of Business Administration degree in Finance.
Mr. Alberico joined the Sub-Adviser in November 2020, having spent the past 14 years in ETF trading at Goldman Sachs, Cantor Fitzgerald, and, most recently, Virtu Financial. He spent most of that time focused on the Trading and Portfolio Risk Management of ETFs exposed to international and domestic equity. He has worked on several different strategies including lead market-making and electronic trading, to customer facing institutional business developing models for block trading as well as transitional trades. Mr. Alberico graduated from St. John’s University in New York with a Bachelor of Science degree in Finance.
Mr. Tan joined the Sub-Adviser in May 2019 as an Associate Portfolio Manager and was promoted to Portfolio Manager in December 2020. He began his career at UBS and BBR Partners where he worked as a financial planning analyst and a portfolio strategist for over four years. During his time there, he developed comprehensive wealth management solutions focused on portfolio optimization, trust and estate planning, and tax planning.
The Funds’ SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of Shares.
Other Service Providers
Foreside Fund Services, LLC (the “Distributor”) serves as the principal underwriter and distributor of each Fund’s Shares. The Distributor’s principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor will not distribute shares in less than whole Creation Units, and it does not maintain a secondary market in the Shares. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by a Fund and is not affiliated with the Adviser, Sub-Adviser, or any of their respective affiliates.
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the administrator and transfer agent for the Funds.

U.S. Bank National Association, located at 1555 N. Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian for the Funds.
Morgan, Lewis & Bockius LLP, located at 1111 Pennsylvania Avenue, N.W., Washington, D.C. 20004, serves as legal counsel to the Trust.
Cohen & Company, Ltd., located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Funds.
HOW TO BUY AND SELL SHARES
Each Fund issues and redeems Shares only in Creation Units at the NAV per share next determined after receipt of an order from an AP. Only APs may acquire Shares directly from a Fund, and only APs may tender their Shares for redemption directly to a Fund, at NAV. APs must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Funds’ transfer agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.
Most investors buy and sell Shares in secondary market transactions through brokers. Individual Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.
When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares and receive less than NAV when you sell those Shares.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (the “DTC”) or its nominee is the record owner of all outstanding Shares.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” through your brokerage account.
Frequent Purchases and Redemptions of Shares
The Funds impose no restrictions on the frequency of purchases and redemptions of Shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by Fund shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly from the Funds, are an essential part of the ETF process and help keep Share trading prices in line with NAV. As such, the Funds accommodate frequent purchases and redemptions by APs. However, frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and lead to the realization of capital gains. The Funds’ fair valuation of their holdings consistent with the 1940 Act and Rule 2a-5 thereunder and their ability to impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Funds in effecting trades help to minimize the potential adverse consequences of frequent purchases and redemptions.
Determination of Net Asset Value
Each Fund’s NAV is calculated as of the scheduled close of regular trading on the New York Stock Exchange (the “NYSE”), generally 4:00 p.m. Eastern time, each day the NYSE is open for business. The NAV for a Fund is calculated by dividing the applicable Fund’s net assets by its Shares outstanding.
In calculating its NAV, each Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. In particular, a Fund generally values equity securities at their readily available market quotations. If such information is not available for a security held by a Fund or is determined to be unreliable, the security will be valued by the Adviser at fair value pursuant to procedures established by the Adviser and approved by the Board (as described below).
Fair Value Pricing
The Adviser has been designated by the Board as the valuation designee for the Funds pursuant to Rule 2a-5 under the 1940 Act. In its capacity as valuation designee, the Adviser has adopted procedures and methodologies to fair value Fund securities whose market prices are not “readily available” or are deemed to be unreliable. For example, such circumstances may arise when: (i) a security has been de-listed or has had its trading halted or suspended; (ii) a security’s primary pricing source is unable or unwilling to provide a price; (iii) a security’s primary trading market is closed during regular market hours; or (iv) a security’s value is materially affected by events occurring after the close of the security’s primary trading market. Generally, when fair valuing an investment held by a Fund, the Adviser will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the security, general and/or specific market conditions and the specific facts giving rise to the need to fair value the security. Fair value determinations are made in good faith and in accordance with the fair value methodologies established by the Adviser. Due to the subjective and variable nature of determining the fair value of a security or other investment, there can be no assurance that the Adviser’s determined fair value will match or closely correlate to any market quotation that subsequently becomes available or the price quoted or published by other sources. In addition, a Fund may not be able to obtain the fair value assigned to an investment if the Fund were to sell such investment at or near the time its fair value is determined.
Investments by Registered Investment Companies
Section 12(d)(1) of the 1940 Act and the rules thereunder restrict investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in a Fund beyond the limits set forth in section 12(d)(1), subject to certain terms and conditions, including that such investment companies enter into an agreement with the Funds.
Delivery of Shareholder Documents – Householding
Householding is an option available to certain investors of the Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Funds is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.
DIVIDENDS, DISTRIBUTIONS, AND TAXES
Dividends and Distributions
Each Fund expects to pay out dividends, if any, and distribute any net realized capital gains to its shareholders at least annually. Each Fund will declare and pay capital gain distributions, if any, in cash. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.
Taxes
The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Funds. Your investment in a Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Shares, including the possible application of foreign, state, and local tax laws. This summary does not apply to Shares held in an IRA or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to Shares held in such accounts may, however, be taxable at some time in the future. This summary is based on current tax laws, which may change.
Each Fund intends to elect and to qualify each year for treatment as a RIC. If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, a Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.
Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged account, such as an IRA, you need to be aware of the possible tax consequences when a Fund makes distributions, when you sell your Shares listed on the Exchange, and when you purchase or redeem Creation Units (APs only).
Taxes on Distributions
Each Fund intends to distribute, at least annually, substantially all of its net investment income and net capital gains. The distributions you receive may be subject to federal, state, and local taxation, depending on your tax situation. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of capital gains (if any) are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Shares. Sales of assets held by a Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by a Fund for one year or less generally result in short-term capital gains and losses. Distributions of a Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by such Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non-corporate shareholders are subject to tax at reduced rates of up to 20% (lower rates apply to individuals in lower tax brackets). Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.

Distributions reported by a Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. Corporate shareholders may be entitled to a dividends received deduction for the portion of dividends they receive from a Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations. For such dividends to be taxed as qualified dividend income to a non-corporate shareholder, a Fund must satisfy certain holding period requirements with respect to the underlying stock and the non-corporate shareholder must satisfy holding period requirements with respect to his or her ownership of such Fund’s Shares. Holding periods may be suspended for these purposes for stock that is hedged.
Shortly after the close of each calendar year, you will be informed of the amount and character of any distributions received from a Fund.
In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares).
You may wish to avoid investing in a Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable even though it may economically represent a return of a portion of your investment.
If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by a Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. Gains from the sale or other disposition of your Shares from non-U.S. shareholders generally are not subject to U.S. taxation, unless you are a nonresident alien individual who is physically present in the U.S. for 183 days or more per year. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Different tax consequences may result if you are a foreign shareholder engaged in a trade or business within the United States or if a tax treaty applies.
A Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares) generally is required to withhold and remit to the U.S. Treasury a percentage (currently 24%) of the taxable distributions and sale proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that the shareholder is not subject to such withholding.
Taxes When Shares Are Sold on the Exchange
Provided that a shareholder holds Shares as capital assets, any capital gain or loss realized upon a sale or exchange of Shares generally is treated as a long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares. Any loss realized on a sale will be disallowed to the extent Shares of the Fund are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the disposition of Shares. The ability to deduct capital losses may be limited.
The cost basis of Shares of the Fund acquired by purchase will generally be based on the amount paid for the Shares and then may be subsequently adjusted for other applicable transactions as required by the Internal Revenue Code of 1986. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.
Taxes on Purchases and Redemptions of Creation Units
An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging AP’s aggregate basis in the securities delivered plus the amount of any cash paid for the Creation Units. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging AP’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The IRS may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an AP who does not mark-to-market their holdings) or on the basis that there has been no significant change in economic position. APs exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.
A Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. A Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause a

Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, a Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.
Net Investment Income Tax
U.S. individuals with income exceeding specified thresholds are subject to a 3.8% tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (generally including capital gains distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.
The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in each Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. For more information, please see the section entitled “Federal Income Taxes” in the SAI.
DISTRIBUTION PLAN
The Board has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services.
No Rule 12b-1 fees are currently paid by the Funds, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of Fund assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.
PREMIUM/DISCOUNT INFORMATION
Information regarding how often each Fund’s Shares traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) its NAV is available on the Funds’ website at www.roundhillinvestments.com.
ADDITIONAL NOTICES
Shares are not sponsored, endorsed, or promoted by the Exchange. The Exchange is not responsible for, nor has it participated in the determination of, the timing, prices, or quantities of the Fund’s Shares to be issued, nor in the determination or calculation of the equation by which Shares are redeemable. The Exchange has no obligation or liability to owners of the Fund’s Shares in connection with the administration, marketing, or trading of the Fund’s Shares.
Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.
The Adviser and the Funds make no representation or warranty, express or implied, to the owners of the Funds’ Shares or any member of the public regarding the advisability of investing in securities generally or in the Funds’ Shares particularly.
FINANCIAL HIGHLIGHTS
Financial information is not available because the Funds have not commenced operations prior to the date of this Prospectus.

Roundhill BIG ETFs

Adviser	Roundhill Financial Inc. 154 West 14th Street, 2nd Floor New York, New York 10011	Transfer Agent and Administrator	U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, Wisconsin 53202
Sub-Adviser	Exchange Traded Concepts, LLC 10900 Hefner Pointe Drive, Suite 400 Oklahoma City, Oklahoma 73120	Distributor	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101
Custodian	U.S. Bank National Association 1555 N. Rivercenter Drive, Suite 302 Milwaukee, Wisconsin 53212	Legal Counsel	Morgan, Lewis & Bockius LLP 111 Pennsylvania Avenue, NW Washington, DC 20004-2541
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, Ohio 44115
Investors may find more information about the Funds in the following documents:
Statement of Additional Information: The Funds’ SAI provides additional details about the investments of each Fund and certain other additional information. The SAI is on file with the SEC and is herein incorporated by reference into this Prospectus. It is legally considered a part of this Prospectus.
Annual/Semi-Annual Reports: Additional information about each Fund’s investments will be available in the Funds’ annual and semi-annual reports to shareholders. In the annual report, when available, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund’s performance after the first fiscal year the Funds is in operation.
You can obtain free copies of these documents, request other information or make general inquiries about the Funds by contacting the Funds at c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling 1-800-617-0004.
Shareholder reports and other information about each Fund are also available:
•Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov; or
•Free of charge from the Fund’s Internet web site at www.roundhillinvestments.com; or
•For a fee, by e-mail request to publicinfo@sec.gov.
(SEC Investment Company Act File No. 811-23226)

Roundhill BIG Tech ETF (BIGT)
Roundhill BIG Airlines ETF (BIGA)
Roundhill BIG Defense ETF (BIGD)
Roundhill BIG Bank ETF (BIGB)
Roundhill BIG Oil ETF (BIGO)
Roundhill BIG Railroad ETF (BIGX)
Each, a series of Listed Funds Trust
Principal U.S. Listing Exchange: The NASDAQ Stock Market, LLC
STATEMENT OF ADDITIONAL INFORMATION
March 1, 2023
This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus dated March 1, 2023, as may be supplemented from time to time (the “Prospectus”), of the Roundhill BIG Tech ETF, Roundhill BIG Airlines ETF, Roundhill BIG Defense ETF, Roundhill BIG Bank ETF, Roundhill BIG Oil ETF, and Roundhill BIG Railroad ETF (each a “Fund,” and, collectively, the “Funds”), each a series of Listed Funds Trust (the “Trust”). Capitalized terms used in this SAI that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained, without charge, by calling the Funds at 1-800-617-0004, visiting www.roundhillinvestments.com, or writing to the Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.
The Funds’ audited financial statements for the most recent fiscal year (when available) are incorporated into this SAI by reference to the Funds’ most recent Annual Report to Shareholders (File No. 811-23226). When available, you may obtain a copy of the Funds’ Annual Report at no charge by contacting the Funds at the address or phone number noted above.
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GENERAL INFORMATION ABOUT THE TRUST
The Trust is an open-end management investment company consisting of multiple investment series. This SAI relates only to the Funds. The Trust was organized as a Delaware statutory trust on August 26, 2016. The Trust is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (together with the rules and regulations adopted thereunder, as amended, the “1940 Act”), as an open-end management investment company, and the offering of each Fund’s shares (collectively, the “Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Trust is governed by its Board of Trustees (the “Board”).
Roundhill Financial Inc. (the “Adviser”) serves as investment adviser to the Funds. Exchange Traded Concepts, LLC (the “Sub-Adviser”) serves as investment sub-adviser to the Funds.
Each Fund offers and issues Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). Each Fund offers and issues Shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”) or a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security or other instrument in a Fund’s portfolio. Shares are listed on The NASDAQ Stock Market, LLC (the “Exchange”) and trade on the Exchange at market prices that may differ from the Shares’ NAV. Shares also are redeemable only in Creation Unit aggregations, for either a basket of Deposit Securities, together with a Cash Component, or Deposit Cash. A Creation Unit of each Fund generally consists of 10,000 Shares, though this may change from time to time. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not redeemable securities.
Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the value of the missing Deposit Securities, as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. As in the case of other publicly traded securities, brokers’ commissions on transactions in the secondary market will be based on negotiated commission rates at customary levels.
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, POLICIES, AND RELATED RISKS
Each Fund’s investment objective and principal investment strategies are described in the Prospectus. The following information supplements, and should be read in conjunction with, the Prospectus. For a description of certain permitted investments, see “Description of Permitted Investments” in this SAI.
With respect to each Fund’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.
NON-DIVERSIFICATION
Each Fund is classified as a non-diversified investment company under the 1940 Act. A “non-diversified” classification means that a Fund is not limited by the 1940 Act with regard to the percentage of its total assets that may be invested in the securities of a single issuer. This means that a Fund may invest a greater portion of its total assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. The securities of a particular issuer may constitute a greater portion of a Fund’s portfolio. This may have an adverse effect on a Fund’s performance or subject Shares of a Fund to greater price volatility than more diversified investment companies. Moreover, in pursuing its investment objective, each Fund may hold the securities of a single issuer in an amount exceeding 10% of the value of the outstanding securities of the issuer, subject to restrictions imposed by the Internal Revenue Code of 1986, as amended (the “Code”). In particular, as a Fund’s size grows and its assets increase, it will be more likely to hold more than 10% of the securities of a single issuer.
Although each Fund is non-diversified for purposes of the 1940 Act, a Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a “regulated investment company” (“RIC”) for purposes of the Code. Compliance with the diversification requirements of the Code may limit the investment flexibility of a Fund and may make it less likely that such Fund will meet its investment objective. To qualify as a RIC under the Code, a Fund must meet the Diversification Requirement described in the section titled “Federal Income Taxes” in this SAI.
General Risks
The value of a Fund’s portfolio securities may fluctuate with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular security or issuer and changes in general economic or political conditions. An investor in a Fund could lose money over short or long periods of time.
There can be no guarantee that a liquid market for the securities held by a Fund will be maintained. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the
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value of Shares will be adversely affected if trading markets for a Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.
Cybersecurity Risk. Investment companies, such as the Funds, and their service providers may be subject to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cyber-attacks affecting a Fund or the Adviser, Sub-Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact a Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject a Fund to regulatory fines or financial losses, and cause reputational damage. A Fund also may incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks also are present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers and may cause a Fund’s investments in such portfolio companies to lose value.
Recent Events. Beginning in the first quarter of 2020, financial markets in the United States and around the world experienced extreme and in many cases unprecedented volatility and severe losses due to the pandemic caused by COVID‑19, a novel coronavirus. The pandemic has resulted in a wide range of social and economic disruptions, including closed borders, voluntary or compelled quarantines of large populations, stressed healthcare systems, reduced or prohibited domestic or international travel, supply chain disruptions, and so-called “stay-at-home” orders throughout much of the United States and many other countries. The fall-out from these disruptions has included the rapid closure of businesses deemed “non-essential” by federal, state, or local governments and rapidly increasing unemployment, as well as greatly reduced liquidity for certain instruments at times. Some sectors of the economy and individual issuers have experienced particularly large losses. Such disruptions may continue for an extended period of time or reoccur in the future to a similar or greater extent. In response, the U.S. government and the Federal Reserve have taken extraordinary actions to support the domestic economy and financial markets. It is unknown how long circumstances related to the COVID-19 pandemic will persist, whether they will reoccur in the future, whether efforts to support the economy and financial markets will be successful, and what additional implications may follow from the pandemic. The impact of these events and other pandemics or epidemics in the future could adversely affect Fund performance.
Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia, certain Russian individuals, banking entities and corporations, and Belarus as a response to Russia’s invasion of Ukraine, and may impose sanctions on other countries that provide military or economic support to Russia. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions, including cyber-attacks) are impossible to predict, but could result in significant market disruptions, including in certain industries or sectors, such as the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact a Fund’s performance and the value of an investment in a Fund, even if the Fund does not have direct exposure to Russian issuers or issuers in other countries affected by the invasion.
DESCRIPTION OF PERMITTED INVESTMENTS
The following are descriptions of the Funds’ permitted investments and investment practices and the associated risk factors. A Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with that Fund’s investment objective and permitted by the Fund’s stated investment policies. Each of the permitted investments described below applies to each Fund unless otherwise noted.
Borrowing
Although the Funds do not intend to borrow money, a Fund may do so to the extent permitted by the 1940 Act. Under the 1940 Act, a Fund may borrow up to one-third (1/3) of its total assets. A Fund will borrow money only for short-term or emergency purposes. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly. Borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of the borrowing Funds’ portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
Debt Securities
In general, a debt security represents a loan of money to the issuer by the purchaser of the security. A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender’s money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes and commercial paper are examples of debt securities and differ in the length of the issuer’s principal repayment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.
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Debt securities are all generally subject to interest rate, credit, income and prepayment risks and, like all investments, are subject to liquidity and market risks to varying degrees depending upon the specific terms and type of security. The Adviser attempts to reduce credit and market risk through diversification of a Fund’s portfolio and ongoing credit analysis of each issuer, as well as by monitoring economic developments, but there can be no assurance that it will be successful at doing so.
Inflation-Indexed Bonds. Inflation-indexed bonds are debt securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semi-annual coupon.
Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. A Fund also may invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.
Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
A Fund’s investments in debt securities may subject the Fund to the following risks:
Credit risk. Debt securities are subject to the risk of an issuer’s (or other party’s) failure or inability to meet its obligations under the security. Multiple parties may have obligations under a debt security. An issuer or borrower may fail to pay principal and interest when due. A guarantor, insurer or credit support provider may fail to provide the agreed upon protection. A counterparty to a transaction may fail to perform its side of the bargain. An intermediary or agent interposed between the investor and other parties may fail to perform the terms of its service. Also, performance under a debt security may be linked to the obligations of other persons who may fail to meet their obligations. The credit risk associated with a debt security could increase to the extent that a Fund’s ability to benefit fully from its investment in the security depends on the performance by multiple parties of their respective contractual or other obligations. The market value of a debt security is also affected by the market’s perception of the creditworthiness of the issuer.
A Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk than they actually do by the market, the Adviser or the rating agencies. Credit risk is generally greater where less information is publicly available, where fewer covenants safeguard the investors’ interests, where collateral may be impaired or inadequate, where little legal redress or regulatory protection is available, or where a party’s ability to meet obligations is speculative. Additionally, any inaccuracy in the information used by the Fund to evaluate credit risk may affect the value of securities held by a Fund.
Obligations under debt securities held by a Fund may never be satisfied or, if satisfied, only satisfied in part.
Some securities are subject to risks as a result of a credit downgrade or default by a government, or its agencies or, instrumentalities. Credit risk is a greater concern for high-yield debt securities and debt securities of issuers whose ability to pay interest and principal may be considered speculative. Debt securities are typically classified as investment grade-quality (medium to highest credit quality)
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or below investment grade-quality (commonly referred to as high-yield or junk bonds). Many individual debt securities are rated by a third-party source, such as Moody’s Investors Service (Moody’s) or Standard & Poor’s Financial Services (S&P®), to help describe the creditworthiness of the issuer.
Credit ratings risk. The Adviser performs its own independent investment analysis of securities being considered for a Fund’s portfolio, which includes consideration of, among other things, the issuer’s financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management and regulatory matters. The Adviser also considers the ratings assigned by various investment services and independent rating agencies, such as Moody’s and S&P, that publish ratings based upon their assessment of the relative creditworthiness of the rated debt securities. Generally, a lower rating indicates higher credit risk. Higher yields are ordinarily available from debt securities in the lower rating categories. These ratings are described at the end of this SAI under “Description of Ratings.”
Using credit ratings to evaluate debt securities can involve certain risks. For example, ratings assigned by the rating agencies are based upon an analysis completed at the time of the rating of the obligor’s ability to pay interest and repay principal. Rating agencies typically rely to a large extent on historical data which may not accurately represent present or future circumstances. Ratings do not purport to reflect the risk of fluctuations in market value of the debt security and are not absolute standards of quality and only express the rating agency’s current opinion of an obligor’s overall financial capacity to pay its financial obligations. A credit rating is not a statement of fact or a recommendation to purchase, sell or hold a debt obligation. Also, credit quality can change suddenly and unexpectedly, and credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated. Rating agencies may have a financial interest in generating business, including from the arranger or issuer of the security that normally pays for that rating, and providing a low rating might affect the rating agency’s prospects for future business. While rating agencies have policies and procedures to address this potential conflict of interest, there is a risk that these policies will fail to prevent a conflict of interest from impacting the rating.
Extension risk. A Fund is subject to extension risk, which is the risk that the market value of some debt securities, particularly mortgage securities and certain asset-backed securities, may be adversely affected when bond calls or prepayments on underlying mortgages or other assets are less or slower than anticipated. Extension risk may result from, for example, rising interest rates or unexpected developments in the markets for the underlying assets or mortgages. As a consequence, the security’s effective maturity will be extended, resulting in an increase in interest rate sensitivity to that of a longer-term instrument. Extension risk generally increases as interest rates rise. This is because, in a rising interest rate environment, the rate of prepayment and exercise of call or buy-back rights generally falls and the rate of default and delayed payment generally rises. When the maturity of an investment is extended in a rising interest rate environment, a below-market interest rate is usually locked-in and the value of the security reduced. This risk is greater for fixed-rate than variable-rate debt securities.
Income risk. A Fund is subject to income risk, which is the risk that the Fund’s income will decline during periods of falling interest rates or when the Fund experiences defaults on debt securities it holds. A Fund’s income declines when interest rates fall because, as the Fund’s higher-yielding debt securities mature or are prepaid, a Fund must re-invest the proceeds in debt securities that have lower, prevailing interest rates. The amount and rate of distributions that a Fund’s shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by a Fund to shareholders may be less.
Fluctuations in income paid to a Fund are generally greater for variable rate debt securities. A Fund will be deemed to receive taxable income on certain securities which pay no cash payments until maturity, such as zero-coupon securities. A Fund may be required to sell portfolio securities that it would otherwise continue to hold in order to obtain sufficient cash to make the distribution to shareholders required for U.S. tax purposes.
Inflation risk. The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by a Fund. Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because variable-rate debt securities may be able to participate, over the long term, in rising interest rates which have historically corresponded with long-term inflationary trends.
Interest rate risk. The market value of debt securities generally varies in response to changes in prevailing interest rates. Interest rate changes can be sudden and unpredictable. In addition, short-term and long-term rates are not necessarily correlated to each other as short-term rates tend to be influenced by government monetary policy while long-term rates are market driven and may be influenced by macroeconomic events (such as economic expansion or contraction), inflation expectations, as well as supply and demand. During periods of declining interest rates, the market value of debt securities generally increases. Conversely, during periods of rising interest rates, the market value of debt securities generally declines. This occurs because new debt securities are likely to be issued with higher interest rates as interest rates increase, making the old or outstanding debt securities less attractive. In general, the market prices of long-term debt securities or securities that make little (or no) interest payments are more sensitive to interest rate fluctuations than shorter-term debt securities. The longer a Fund’s average weighted portfolio duration, the greater the potential impact a change in interest rates will have on its share price. Also, certain segments of the fixed income markets, such as high quality bonds, tend to be more sensitive to interest rate changes than other segments, such as lower-quality bonds.
Prepayment risk. Debt securities, especially bonds that are subject to “calls,” such as asset-backed or mortgage-backed securities, are subject to prepayment risk if their terms allow the payment of principal and other amounts due before their stated maturity. Amounts
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invested in a debt security that has been “called” or “prepaid” will be returned to an investor holding that security before expected by the investor. In such circumstances, the investor, such as a fund, may be required to re-invest the proceeds it receives from the called or prepaid security in a new security which, in periods of declining interest rates, will typically have a lower interest rate. Prepayment risk is especially prevalent in periods of declining interest rates and will result for other reasons, including unexpected developments in the markets for the underlying assets or mortgages. For example, a decline in mortgage interest rates typically initiates a period of mortgage refinancings. When homeowners refinance their mortgages, the investor in the underlying pool of mortgage-backed securities (such as a fund) receives its principal back sooner than expected, and must reinvest at lower, prevailing rates.
Securities subject to prepayment risk are often called during a declining interest rate environment and generally offer less potential for gains and greater price volatility than other income-bearing securities of comparable maturity.
Call risk is similar to prepayment risk and results from the ability of an issuer to call, or prepay, a debt security early. If interest rates decline enough, the debt security’s issuer can save money by repaying its callable debt securities and issuing new debt securities at lower interest rates.
Depositary Receipts
To the extent a Fund invests in stocks of foreign corporations, such Fund’s investment in securities of foreign companies may be in the form of depositary receipts or other securities convertible into securities of foreign issuers. American Depositary Receipts (“ADRs”) are dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by U.S. banks and trust companies which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the United States.
Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), and International Depositary Receipts (“IDRs”) are similar to ADRs in that they are certificates evidencing ownership of shares of a foreign issuer; however, GDRs, EDRs, and IDRs may be issued in bearer form and denominated in other currencies and are generally designed for use in specific or multiple securities markets outside the U.S. EDRs, for example, are designed for use in European securities markets, while GDRs are designed for use throughout the world. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities.
The Funds will not invest in any unlisted depositary receipts or any depositary receipt that the Adviser or Sub-Adviser deems to be illiquid or for which pricing information is not readily available. In addition, all depositary receipts generally must be sponsored. However, a Fund may invest in unsponsored depositary receipts under certain limited circumstances. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the value of the depositary receipts.
Derivative Instruments
Generally, derivatives are financial instruments whose value depends on or is derived from, the value of one or more underlying assets, reference rates, or indices or other market factors (a “reference instrument”) and may relate to stocks, bonds, interest rates, credit, currencies, commodities or related indices. Derivative instruments can provide an efficient means to gain or reduce exposure to the value of a reference instrument without actually owning or selling the instrument. Some common types of derivatives include options, futures, forwards, and swaps.
Forwards, Futures, Options, and Options on Futures Contracts. A Fund may enter into U.S. or foreign forwards contracts, futures contracts, options, and options on futures contracts. When a Fund purchases a forwards or futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a Fund sells a forwards or futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Forwards and futures can be held until their delivery dates or can be closed out before then if a liquid secondary market is available. To the extent a Fund uses forwards, futures and options, it will do so only in accordance with applicable requirements of the Commodity Exchange Act (CEA) and the rules thereunder.
The risk of loss in trading forwards contracts, futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. A Fund does not plan to use forwards, futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a forwards or futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit.
There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom such Fund has an open position in the forwards contract, futures contract or option. The purchase of put or call options will be based upon predictions by a Fund as to anticipated trends, which predictions could prove to be incorrect.
The potential for loss related to the purchase of an option on a forwards contract or futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the
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purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of a Fund. The potential for loss related to writing options may be unlimited.
Although a Fund intends to enter into forwards or futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.
Options. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy an underlying reference instrument, such as a specified security, currency, index, or other instrument, from the writer of the option (in the case of a call option), or to sell a specified reference instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying reference instrument, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Put and call options are traded on national securities exchanges and in the OTC market.
Options traded on national securities exchanges are within the jurisdiction of the SEC or other appropriate national securities regulator, as are securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange in the United States are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements. There is no assurance, however, that higher than anticipated trading activity or other unforeseen events might not temporarily render the capabilities of the Options Clearing Corporation inadequate, and thereby result in the exchange instituting special procedures which may interfere with the timely execution of the Fund’s orders to close out open options positions.
Purchasing call and put options. As the buyer of a call option, a Fund has a right to buy the underlying reference instrument (e.g., a currency or security) at the exercise price at any time during the option period (for American style options). A Fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire. For example, a Fund may buy call options on underlying reference instruments that it intends to buy with the goal of limiting the risk of a substantial increase in their market price before the purchase is effected. Unless the price of the underlying reference instrument changes sufficiently, a call option purchased by a Fund may expire without any value to the Fund, in which case the Fund would experience a loss to the extent of the premium paid for the option plus related transaction costs.
As the buyer of a put option, a Fund has the right to sell the underlying reference instrument at the exercise price at any time during the option period (for American style options). Like a call option, a Fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire. A Fund may buy a put option on an underlying reference instrument owned by the Fund (a protective put) as a hedging technique in an attempt to protect against an anticipated decline in the market value of the underlying reference instrument. Such hedge protection is provided only during the life of the put option when a Fund, as the buyer of the put option, is able to sell the underlying reference instrument at the put exercise price, regardless of any decline in the underlying instrument’s market price. A Fund may also seek to offset a decline in the value of the underlying reference instrument through appreciation in the value of the put option. A put option may also be purchased with the intent of protecting unrealized appreciation of an instrument when the Adviser deems it desirable to continue to hold the instrument because of tax or other considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain that may be available for distribution when the instrument is eventually sold. Buying put options at a time when the buyer does not own the underlying reference instrument allows the buyer to benefit from a decline in the market price of the underlying reference instrument, which generally increases the value of the put option.
If a put option was not terminated in a closing sale transaction when it has remaining value, and if the market price of the underlying reference instrument remains equal to or greater than the exercise price during the life of the put option, the buyer would not make any gain upon exercise of the option and would experience a loss to the extent of the premium paid for the option plus related transaction costs. In order for the purchase of a put option to be profitable, the market price of the underlying reference instrument must decline sufficiently below the exercise price to cover the premium and transaction costs.
Writing call and put options. Writing options may permit the writer (seller) to generate additional income in the form of the premium received for writing the option. The writer of an option may have no control over when the underlying reference instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). In general, though, options are infrequently exercised prior to expiration. Whether or not an option expires unexercised, the writer retains the amount of the premium. Writing “covered” call options means that the writer owns the underlying reference instrument that is subject to the call option. Call options also may be written on reference instruments that the writer does not own.
If a Fund writes a covered call option, any underlying reference instruments that are held by the Fund and are subject to the call option will be earmarked on the books of the Fund as segregated to satisfy its obligations under the option. A Fund will be unable to sell the
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underlying reference instruments that are subject to the written call option until it either effects a closing transaction with respect to the written call, or otherwise satisfies the conditions for release of the underlying reference instruments from segregation. As the writer of a covered call option, a Fund gives up the potential for capital appreciation above the exercise price of the option should the underlying reference instrument rise in value. If the value of the underlying reference instrument rises above the exercise price of the call option, the reference instrument will likely be “called away,” requiring a Fund to sell the underlying instrument at the exercise price. In that case, a Fund will sell the underlying reference instrument to the option buyer for less than its market value, and the Fund will experience a loss (which will be offset by the premium received by the Fund as the writer of such option). If a call option expires unexercised, a Fund will realize a gain in the amount of the premium received. If the market price of the underlying reference instrument decreases, the call option will not be exercised and the Fund will be able to use the amount of the premium received to hedge against the loss in value of the underlying reference instrument. The exercise price of a call option will be chosen based upon the expected price movement of the underlying reference instrument. The exercise price of a call option may be below, equal to (at-the-money), or above the current value of the underlying reference instrument at the time the option is written.
As the writer of a put option, a Fund has a risk of loss should the underlying reference instrument decline in value. If the value of the underlying reference instrument declines below the exercise price of the put option and the put option is exercised, a Fund, as the writer of the put option, will be required to buy the instrument at the exercise price, which will exceed the market value of the underlying reference instrument at that time. A Fund will incur a loss to the extent that the current market value of the underlying reference instrument is less than the exercise price of the put option. However, the loss will be offset in part by the premium received from the buyer of the put. If a put option written by a Fund expires unexercised, the Fund will realize a gain in the amount of the premium received.
The writing of call options by a Fund may significantly reduce or eliminate its ability to make distributions eligible to be treated as qualified dividend income. Covered call options also may be subject to the federal tax rules applicable to straddles under the Code. If positions held by a Fund were treated as “straddles” for federal income tax purposes, or a Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury regulations, dividends on stocks that are a part of such positions would not constitute qualified dividend income subject to such favorable income tax treatment. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions.
Closing out options (exchange-traded options). If the writer of an option wants to terminate its obligation, the writer may effect a “closing purchase transaction” by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the option writer’s position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the buyer of an option may recover all or a portion of the premium that it paid by effecting a “closing sale transaction” by selling an option of the same series as the option previously purchased and receiving a premium on the sale. There is no guarantee that either a closing purchase or a closing sale transaction may be made at a time desired by a Fund. Closing transactions allow a Fund to terminate its positions in written and purchased options. A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the original option (in the case of written options) or is more than the premium paid by a Fund to buy the option (in the case of purchased options). For example, increases in the market price of a call option sold by a Fund will generally reflect increases in the market price of the underlying reference instrument. As a result, any loss resulting from a closing transaction on a written call option is likely to be offset in whole or in part by appreciation of the underlying instrument owned by a Fund.
Risks of options. A Fund’s options investments involve certain risks, including general risks related to derivative instruments. There can be no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and a Fund may have difficulty effecting closing transactions in particular options. Therefore, a Fund would have to exercise the options it purchased in order to realize any profit, thus taking or making delivery of the underlying reference instrument when not desired. A Fund could then incur transaction costs upon the sale of the underlying reference instruments. Similarly, when a Fund cannot effect a closing transaction with respect to a put option it wrote, and the buyer exercises, a Fund would be required to take delivery and would incur transaction costs upon the sale of the underlying reference instruments purchased. If a Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying reference instrument until the option expires, or it delivers the underlying instrument upon exercise. When trading options on non-U.S. exchanges or in the OTC market, many of the protections afforded to exchange participants will not be available. For example, there may be no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over an indefinite period of time.
The effectiveness of an options strategy for hedging depends on the degree to which price movements in the underlying reference instruments correlate with price movements in the relevant portion of a Fund’s portfolio that is being hedged. In addition, a Fund bears the risk that the prices of its portfolio investments will not move in the same amount as the option it has purchased or sold for hedging purposes, or that there may be a negative correlation that would result in a loss on both the investments and the option. If the Sub-Adviser is not successful in using options in managing a Fund’s investments, the Fund’s performance will be worse than if the Sub-Adviser did not employ such strategies.
Swap Agreements. A Fund may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard “swap” transaction, two parties agree to exchange the
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returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested in a basket of securities representing a particular index). Total return swaps are swap agreements in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, to seek exposure to certain securities.
Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor;” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
Because they are two-party contracts which may have terms of greater than seven days, swap agreements may be considered to be illiquid for purposes of a Fund’s illiquid investment limitations. A Fund will not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.
A Fund may enter into swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker-dealer. The counterparty will generally agree to pay a Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. A Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.
Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Other swap agreements, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. A Fund will earmark and reserve assets necessary to meet any accrued payment obligations when it is the buyer of a credit default swap.
If a swap counterparty defaults, a Fund’s risk of loss consists of the net amount of payments the Fund is contractually entitled to receive, if any, or the failure of the counterparty to deliver the underlying security, depending on the nature of the swap.
The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the OTC market. The Adviser, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.
The use of swap agreements is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.
Counterparty Credit Risk. A Fund is subject to counterparty credit risk with respect to its use of derivative and short sale transactions. If a counterparty to a derivatives contract becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, a Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. A Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. To partially mitigate this risk, the Adviser will seek to effect derivative transactions only with counterparties that it believes are creditworthy. However, there is no assurance that a counterparty will remain creditworthy or solvent.
Derivatives Regulatory Risk
New rules and regulations could, among other things, restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. The costs of derivatives transactions also may increase due to regulatory requirements imposed on clearing members, which may cause clearing members to raise their fees to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members. Certain aspects of these regulations are still being implemented, so their potential impact on a Fund and the financial system are not yet known. While the regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the mechanisms imposed under the regulations will achieve that result, and in the meantime, as noted above, central clearing, minimum margin requirements and related requirements expose a Fund to new kinds of risks and costs.
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Rule 18f-4 under the 1940 Act (“Rule 18f-4”), with which funds were required to comply effective August 19, 2022, imposes limits on the amount of leverage risk to which a fund may be exposed through the use of such derivatives and requires the adoption of certain derivatives risk management measures. Under Rule 18f-4, a fund’s investment in such derivatives is limited through value-at-risk (“VaR”) testing. Specifically, the VaR of the fund’s portfolio may not exceed 200% of the VaR of a specific unleveraged designated reference portfolio using relative VaR testing (or 20% of the value of the fund’s net assets using absolute VaR testing). Generally, a fund whose derivatives exposure exceeds 10% of its net assets is required to establish and maintain a comprehensive derivatives risk management program, subject to oversight by a fund’s board of trustees, and appoint a derivatives risk manager. Funds whose derivatives exposure does not exceed 10% of their net assets may be considered limited derivatives users and are not required to comply with all of the conditions of Rule 18f-4, including the adoption of a derivatives risk management program and appointment of a derivatives risk manager, though they are required to adopt policies and procedures designed to manage derivatives risk. It is not currently clear what impact, if any, Rule 18f-4 will have on the availability, liquidity or performance of derivatives. To the extent a Fund’s compliance with Rule 18f-4 changes how the Fund uses derivatives and the Adviser oversees such use, it may adversely affect the Fund’s performance and/or increase costs related to the Fund’s use of derivatives.
Equity Securities
Equity securities, such as the common stock of an issuer, are subject to stock market fluctuations and therefore may experience volatile changes in value as market conditions, consumer sentiment or the financial condition of the issuers change. A decrease in value of the equity securities in a Fund’s portfolio also may cause the value of such Fund’s Shares to decline.
An investment in the Funds should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of a Fund’s portfolio securities and therefore a decrease in the value of Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic or banking crises.
Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.
Types of Equity Securities:
Common Stocks — Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company’s board of directors.
Preferred Stocks — Preferred stocks also are units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock.
Generally, the market values of preferred stock with a fixed dividend rate and no conversion element vary inversely with interest rates and perceived credit risk.
Large-Capitalization Companies — Investments in large-capitalization companies may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large-capitalization companies could trail the returns on investments in stocks of small- and mid-capitalization companies.
Tracking Stocks — A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.
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Exchange-Traded Funds
A Fund may invest in shares of other investment companies (including exchange-traded funds (“ETFs”)). As the shareholder of another ETF, a Fund would bear, along with other shareholders, its pro rata portion of the other ETF’s expenses, including advisory fees. Such expenses are in addition to the expenses a Fund pays in connection with its own operations. A Fund’s investments in other ETFs may be limited by applicable law.
Disruptions in the markets for the securities underlying ETFs purchased or sold by a Fund could result in losses on investments in ETFs. ETFs also carry the risk that the price a Fund pays or receives may be higher or lower than the ETF’s NAV. ETFs also are subject to certain additional risks, including the risks of illiquidity and of possible trading halts due to market conditions or other reasons, based on the policies of the relevant exchange.
Illiquid Investments
A Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment means any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If illiquid investments exceed 15% of the Fund’s net assets, certain remedial actions will be taken as required by Rule 22e-4 under the 1940 Act and the Fund’s policies and procedures.
A Fund may not be able to sell illiquid securities when the Adviser considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on NAV.
Investment Company Securities
The Funds may invest in the securities of other investment companies, including ETFs and money market funds, subject to applicable limitations under Section 12(d)(1) of the 1940 Act and the rules thereunder. Pursuant to Section 12(d)(1), a Fund may invest in the securities of another investment company (the “acquired company”) provided that such Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of such Fund; or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of such Fund) having an aggregate value in excess of 10% of the value of the total assets of the applicable Fund. Under certain circumstances, including in compliance with Rule 12d1-4 under the 1940 Act, the Funds may invest its assets in securities of investment companies, including money market funds, in excess of the limits discussed above.
Investing in another pooled vehicle exposes a Fund to all the risks of that pooled vehicle. In addition, if a Fund invests in and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.
Money Market Instruments
A Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments in which a Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by Standard & Poor’s (“S&P”) or, if unrated, of comparable quality as determined by the Fund; and (iv) repurchase agreements. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.
Non-U.S. Securities
The Funds may invest in issuers located outside the United States directly, or in financial instruments that are indirectly linked to the performance of foreign issuers. Examples of such financial instruments include ADRs, GDRs, EDRs, IDRs, “ordinary shares,” and “New York shares” issued and traded in the United States (see “Depositary Receipts” above for more information about ADRs, GDRs, EDRs and IDRs). Investments in non-U.S. equity securities involve certain risks that may not be present in investments in United States. securities. For example, non-U.S. securities may be subject to currency risks or to foreign government taxes. There may be less information publicly available about a non-U.S. issuer than about a U.S. issuer, and a foreign issuer may or may not be subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the United States. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of
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domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities. Since foreign exchanges may be open on days when the Funds do not price their Shares, the value of the securities in a Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Funds’ Shares. Conversely, Shares may trade on days when foreign exchanges are closed. Each of these factors can make investments in the Funds more volatile and potentially less liquid than other types of investments.
Non-U.S. stock markets may not be as developed or efficient as, and may be more volatile than, those in the United States. While the volume of shares traded on non-U.S. stock markets generally has been growing, such markets usually have substantially less volume than U.S. markets. Therefore, a Fund’s investment in non-U.S. equity securities may be less liquid and subject to more rapid and erratic price movements than comparable securities listed for trading on U.S. exchanges. Non-U.S. equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There may be less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the United States. and practices, such as delivery of securities prior to receipt of payment, that increase the likelihood of a failed settlement, which can result in losses to a Fund. The value of non-U.S. investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the United States. This may cause a Fund to incur higher portfolio transaction costs than domestic equity funds. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments may be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.
Other Short-Term Instruments
Each Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A‑1” by S&P or, if unrated, of comparable quality as determined by the Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and (vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market funds. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.
Repurchase Agreements
Each Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next Business Day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the applicable Fund and is unrelated to the interest rate on the underlying instrument.
In these repurchase agreement transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Custodian until repurchased. No more than an aggregate of 15% of a Fund’s net assets will be invested in illiquid investments, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.
The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.
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Reverse Repurchase Agreements
A Fund may enter into reverse repurchase agreements, which involve the sale of securities held by the Fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, a Fund will, for all of its reverse repurchase agreements, either (i) consistent with Section 18 of the 1940 Act, maintain asset coverage of at least 300% of the value of the repurchase agreement or (ii) treat the reverse repurchase agreement as a derivatives transaction for purposes of Rule 18f-4, including, as applicable, the VaR-based limit on leverage risk.
Reverse repurchase agreements involve the risk that the buyer of the securities sold by a Fund might be unable to deliver them when the Fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.
Securities Lending
Each Fund may lend portfolio securities in an amount up to one-third of its total assets to brokers, dealers and other financial institutions. In a portfolio securities lending transaction, a Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. A Fund may share the interest it receives on the collateral securities with the borrower. The terms of each Fund’s loans permit it to reacquire loaned securities on five business days’ notice or in time to vote on any important matter. Loans are subject to termination at the option of the applicable Fund or borrower at any time, and the borrowed securities must be returned when the loan is terminated. The Funds may pay fees to arrange for securities loans.
The SEC currently requires that the following conditions must be met whenever a Fund’s portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans. These conditions may be subject to future modification. Such loans will be terminable at any time upon specified notice. A Fund might experience the risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. In addition, the Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. As part of participating in a lending program, the applicable Fund may be required to invest in collateralized debt or other securities that bear the risk of loss of principal. In addition, all investments made with the collateral received are subject to the risks associated with such investments. If such investments lose value, a Fund will have to cover the loss when repaying the collateral.
Any loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. Any securities that a Fund may receive as collateral will not become part of a Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay a Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral.
U.S. Government Securities
Each Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (“Farmer Mac”).
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Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass- through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi- annually and repay the principal at maturity.
On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth over the next three years. As a result of this Agreement, the investments of holders, including a Fund, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected.
The total public debt of the United States as a percentage of gross domestic product has grown rapidly since the beginning of the 2008-2009 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt can raise concerns that the U.S. government will not be able to make principal or interest payments when they are due. This increase also has necessitated the need for the U.S. Congress to negotiate adjustments to the statutory debt limit to increase the cap on the amount the U.S. government is permitted to borrow to meet its existing obligations and finance current budget deficits. In August 2011, S&P lowered its long-term sovereign credit rating on the U.S. In explaining the downgrade at that time, S&P cited, among other reasons, controversy over raising the statutory debt limit and growth in public spending. An increase in national debt levels also may necessitate the need for the U.S. Congress to negotiate adjustments to the statutory debt ceiling to increase the cap on the amount the U.S. government is permitted to borrow to meet its existing obligations and finance current budget deficits. Future downgrades could increase volatility in domestic and foreign financial markets, result in higher interest rates, lower prices of U.S. Treasury securities and increase the costs of different kinds of debt. Any controversy or ongoing uncertainty regarding the statutory debt ceiling negotiations may impact the U.S. long-term sovereign credit rating and may cause market uncertainty. As a result, market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected.
When-Issued Securities
A when-issued security is one whose terms are available and for which a market exists, but which has not been issued. When a Fund engages in when-issued transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.
When purchasing a security on a when-issued basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.
Decisions to enter into “when-issued” transactions will be considered on a case-by-case basis when necessary to maintain continuity in a company’s index membership.
INVESTMENT RESTRICTIONS
Fundamental Policies
The Trust has adopted the following investment restrictions as fundamental policies with respect to the Funds. These restrictions cannot be changed with respect to each Fund without the approval of the holders of a majority of that Fund’s outstanding voting securities. For the purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of a Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of a Fund.
Under these restrictions, each Fund may not:
1.Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act.
2.Make loans, except to the extent permitted under the 1940 Act.
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3.Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent a Fund from investing in securities or other instruments backed by real estate, real estate investment trusts or securities of companies engaged in the real estate business.
4.Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent a Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.
5.Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act.
In addition, each Fund has adopted a fundamental policy to:
6.With respect to the Roundhill BIG Tech ETF, concentrate its investments in one or more of the Technology Industries.
7.With respect to the Roundhill BIG Airlines ETF, concentrate its investments in the Airline Industry.
8.With respect to the Roundhill BIG Defense ETF, concentrate its investments in the Aerospace & Defense Industry.
9.With respect to the Roundhill BIG Bank ETF, concentrate its investments in one or more of the Bank and Capital Markets Industries.
10.With respect to the Roundhill BIG Oil ETF, concentrate its investments in the Oil Industry.
11.With respect to the Roundhill BIG Railroad ETF, concentrate its investments in the Railroad Industry.
Non-Fundamental Policies
In addition to the investment restrictions adopted as fundamental policies set forth above, each Fund observes the following non-fundamental restriction, which may be changed without a shareholder vote.
1.With respect to the Roundhill BIG Tech ETF, under normal circumstances, invest at least 80% of its assets (plus borrowings for investment purposes) in financial instruments and other investments that provide exposure to, or in combination have economic characteristics similar or equivalent to those of, the largest (i.e., top quartile by market capitalization, revenue, profit, market share or other similar metric) companies in one or more technology industries, each as defined by an independent industry classification scheme.
2.With respect to the Roundhill BIG Airlines ETF, under normal circumstances, invest at least 80% of its assets (plus borrowings for investment purposes) in financial instruments and other investments that provide exposure to, or in combination have economic characteristics similar or equivalent to those of, the largest (i.e., top quartile by market capitalization, revenue, profit, market share or other similar metric) companies in the airlines industry, as defined by an independent industry classification scheme.
3.With respect to the Roundhill BIG Defense ETF, under normal circumstances, invest at least 80% of its assets (plus borrowings for investment purposes) in financial instruments and other investments that provide exposure to, or in combination have economic characteristics similar or equivalent to those of, the largest (i.e., top quartile by market capitalization, revenue, profit, market share or other similar metric) companies in the defense industry, as defined by an independent industry classification scheme.
4.With respect to the Roundhill BIG Bank ETF, under normal circumstances, invest at least 80% of its assets (plus borrowings for investment purposes) in financial instruments and other investments that provide exposure to, or in combination have economic characteristics similar or equivalent to those of, the largest (i.e., top quartile by market capitalization, revenue, profit, market share or other similar metric) companies commonly identified as banks or investment banks and assigned to a bank or capital markets industry, or other industries within a financials sector, as defined by an independent industry classification scheme.
5.With respect to the Roundhill BIG Oil ETF, under normal circumstances, invest at least 80% of its assets (plus borrowings for investment purposes) in financial instruments and other investments that provide exposure to, or in combination have economic characteristics similar or equivalent to those of, the largest (i.e., top quartile by market capitalization, revenue, profit, market share or other similar metric) companies in the oil industry, as defined by an independent industry classification scheme.
6.With respect to the Roundhill BIG Railroad ETF, under normal circumstances, invest at least 80% of its assets (plus borrowings for investment purposes) in financial instruments and other investments that provide exposure to, or in combination have economic characteristics similar or equivalent to those of, the largest (i.e., top quartile by market capitalization, revenue, profit, market share or other similar metric) companies in the railroad industry, as defined by an independent industry classification scheme.
The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:
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Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).
Senior Securities. For purposes of fundamental policy no. 1 above, senior securities may include any obligation or instrument constituting a security issued by a Fund and evidencing indebtedness or a future payment obligation. The 1940 Act generally prohibits funds from issuing senior securities other than borrowing from a bank subject to specific asset coverage requirements. The 1940 Act prohibitions and restrictions on the issuance of senior securities are designed to protect shareholders from the potentially adverse effects of a fund’s issuance of senior securities, including, in particular, the risks associated with excessive leverage of a fund’s assets. Certain types of derivatives give rise to future payment obligations and therefore, also may be considered to be senior securities. Rule 18f-4 under the 1940 Act permits funds that comply with the conditions therein to enter into certain types of derivatives transactions notwithstanding the prohibitions and restrictions on the issuance of senior securities under the 1940 Act. To the extent consistent with its investment strategies, a Fund may invest in derivatives in compliance with the conditions set forth in Rule 18f-4 under the 1940 Act.
Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies.
Real Estate and Commodities. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate or commodities, but does require that every investment company have a fundamental investment policy governing such investments.
Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.
If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitation with respect to the borrowing of money will be observed continuously.
EXCHANGE LISTING AND TRADING
Shares are listed for trading and trade throughout the day on the Exchange.
There can be no assurance that a Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of Shares. The Exchange will consider the suspension of trading in, and will initiate delisting proceedings of, the Shares under any of the following circumstances: (i) if any of the requirements set forth in the Exchange rules are not continuously maintained, including compliance with Rule 6c-11(c) under the 1940 Act; (ii) if, following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of the Shares of such Fund; or (iii) if such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of a Fund from listing and trading upon termination of such Fund.
The Trust reserves the right to adjust the price levels of Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the applicable Fund.
MANAGEMENT OF THE TRUST
Board Responsibilities. The management and affairs of the Trust and its series are overseen by the Board, which elects the officers of the Trust who are responsible for administering the day-to-day operations of the Trust and the Funds. The Board has approved contracts, as described below, under which certain companies provide essential services to the Trust.
The day-to-day business of the Trust, including the management of risk, is performed by third-party service providers, such as the Adviser, the Sub-Adviser, the Distributor, or the Administrator. The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of a Fund. The Funds and their service providers employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser is responsible for the day-to-day management of each Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Funds’ service providers the importance of maintaining vigorous risk management.
The Board’s role in risk oversight begins before the inception of the Funds, at which time certain of the Funds’ service providers present the Board with information concerning the investment objectives, strategies and risks of the Funds as well as proposed investment limitations for the Funds. Additionally, the Adviser and the Sub-Adviser provide the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function of various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the Sub-Adviser, and other service providers such as the Funds’ independent registered public accounting firm, make periodic reports to the Audit
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Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Funds may be exposed.
The Board is responsible for overseeing the nature, extent, and quality of the services provided to the Funds by the Adviser and the Sub-Adviser and receives information about those services at its regular meetings. In addition, on an annual basis (following the initial two-year period), in connection with its consideration of whether to renew the Advisory Agreement (defined below) with the Adviser, and the Sub-Advisory Agreement with the Sub-Adviser, the Board or its designee may meet with the Adviser and/or the Sub-Adviser to review such services. Among other things, the Board regularly considers the Adviser’s and the Sub-Adviser’s adherence to each Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about each Fund’s performance and investments, including, for example, portfolio holdings schedules.
The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund and Adviser or Sub-Adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and the Sub-Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.
The Board receives reports from the Funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Annually, the Funds’ independent registered public accounting firm reviews with the Audit Committee its audit of the Funds’ financial statements, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in the Funds’ internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.
From their review of these reports and discussions with the Adviser and the Sub-Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of each Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.
The Board recognizes that not all risks that may affect a Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board as to risk management matters are typically summaries of the relevant information. Most of the Funds’ investment management and business affairs are carried out by or through the Adviser, the Sub-Adviser, and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.
Members of the Board. There are four members of the Board, three of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”). The Chairman of the Board, Paul R. Fearday, is an interested person of the Trust as that term is defined in the 1940 Act.
The Board is comprised of a super-majority (75 percent) of Independent Trustees. There is an Audit Committee of the Board that is chaired by an Independent Trustee and comprised solely of Independent Trustees. The Audit Committee chair presides at the Audit Committee meetings, participates in formulating agendas for Audit Committee meetings, and coordinates with management to serve as a liaison between the Independent Trustees and management on matters within the scope of responsibilities of the Audit Committee as set forth in its Board-approved charter. The Trust has not designated a lead Independent Trustee but has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the Independent Trustees of the Trust constitute a super-majority of the Board, the number of Independent Trustees that constitute the Board, the amount of assets under management in the Trust, and the number of funds overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.
Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202.
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Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
John L. Jacobs Year of birth: 1959	Trustee and Audit Committee Chair	Indefinite term; since 2017	Chairman of Alerian, Inc. (since June 2018); Founder and CEO of Q3 Advisors, LLC (financial consulting firm) (since 2015); Executive Director of Center for Financial Markets and Policy (2016–2022); Distinguished Policy Fellow and Executive Director, Center for Financial Markets and Policy, Georgetown University (2015–2022); Senior Advisor, Nasdaq OMX Group (2015–2016); Executive Vice President, Nasdaq OMX Group (2013–2015)	56	Independent Trustee, SHP ETF Trust (since 2021) (2 portfolios); Director, tZERO Group, Inc. (since 2020); Independent Trustee, Procure ETF Trust II (since 2018) (1 portfolio); Independent Trustee, Horizons ETF Trust I (2015-2019)
Koji Felton Year of birth: 1961	Trustee	Indefinite term; since 2019	Retired; formerly Counsel, Kohlberg Kravis Roberts & Co. L.P. (investment firm) (2013–2015); Counsel, Dechert LLP (law firm) (2011–2013)	56	Independent Trustee, Series Portfolios Trust (since 2015) (10 portfolios)
Pamela H. Conroy Year of birth: 1961	Trustee and Nominating and Governance Committee Chair	Indefinite term; since 2019	Retired; formerly Executive Vice President, Chief Operating Officer & Chief Compliance Officer, Institutional Capital Corporation (investment firm) (1994–2008)	56	Independent Trustee, Frontier Funds, Inc. (since 2020) (6 portfolios)
Interested Trustee**
Paul R. Fearday, CPA Year of birth: 1979	Trustee and Chairman	Indefinite term; since 2019	Senior Vice President, U.S. Bank, N.A. (since 2022); Senior Vice President, U.S. Bancorp Fund Services, LLC (2008–2022)	56	None
*    The Trust is the only registered investment company in the Fund Complex.
**    Mr. Fearday is deemed to be an “interested person” of the Trust under the 1940 Act by reason of his position with the parent company of the Trust’s administrator, U.S. Bancorp Fund Services, LLC, which also provides other third-party services to the Trust.
Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds’ shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on his or her own experience, qualifications, attributes and skills as described below.
The Trust has concluded that Mr. Jacobs should serve as a Trustee because of his substantial industry experience. He most recently served as the CEO of Q3 Advisors, LLC and as the Distinguished Policy Fellow and Executive Director of the Center for Financial Markets and Policy, and as Adjunct Professor of Finance at the McDonough School of Business at Georgetown University. He also served as Senior Advisor and principal consultant to Nasdaq’s CEO and President. Mr. Jacobs has been determined to qualify as an Audit Committee Financial Expert for the Trust.
The Trust has concluded that Mr. Felton should serve as a Trustee because of his substantial industry experience, including over two decades working in the asset management industry providing legal, regulatory compliance, governance and risk management advice to registered investment companies, their advisers and boards. Prior to that, he gained experience and perspective as a regulator while serving as an enforcement attorney and branch chief for the SEC. He also represented public companies and their boards of directors in securities class actions, derivative litigation and SEC investigations as a litigation associate at a national law firm. Mr. Felton currently serves as an independent trustee and chair of the nominating and governance committee of a mutual fund complex.
The Trust has concluded that Ms. Conroy should serve as a Trustee because of her substantial industry experience, including over 25 years of achievements at both a large, multi-location financial institution as well as a small, entrepreneurial firm. She has expertise in all facets of portfolio accounting, securities processing, trading operations, marketing, as well as legal and compliance.
The Trust has concluded that Mr. Fearday should serve as Trustee because of the experience he gained as a senior officer of U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, since 2008, and in his past role with a national audit firm.
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In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the series of the Trust.
Board Committees. The Board has established the following standing committees of the Board:
Audit Committee. The Board has a standing Audit Committee that is composed of each of the Independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Funds’ independent registered public accounting firm and when and whether to terminate this relationship, as necessary; reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; pre-approving audit and non-audit services provided by the Funds’ independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Audit Committee by the internal auditing department of the Trust’s Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; reviewing the Funds’ audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ report on the adequacy of the Trust’s internal financial controls; reviewing, in consultation with the Funds’ independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Funds’ financial statements; and other audit related matters. As of the date of this SAI, the Audit Committee has met once with respect to the Funds.
The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (the “issuer attorneys”). An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities).
Nominating and Governance Committee. The Board has a standing Nominating and Governance Committee that is composed of each of the Independent Trustees of the Trust. The Nominating and Governance Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating and Governance Committee is to consider, recommend and nominate candidates to fill vacancies on the Board, if any. The Nominating and Governance Committee generally will not consider nominees recommended by shareholders. The Nominating and Governance Committee meets periodically, as necessary. As of the date of this SAI, the Nominating and Governance Committee has not met with respect to the Funds.
Principal Officers of the Trust
The officers of the Trust conduct and supervise the Trust’s and the Fund’s daily business. The address of each officer of the Trust is c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202. Additional information about each officer of the Trust is as follows:

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Gregory C. Bakken Year of birth: 1983	President and Principal Executive Officer	Indefinite term, February 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2006)
Travis G. Babich Year of birth: 1980	Treasurer and Principal Financial Officer	Indefinite term, September 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2005)
Kacie G. Briody Year of birth: 1992	Assistant Treasurer	Indefinite term, March 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2021); Officer, U.S. Bancorp Fund Services, LLC (2014 to 2021)
Kent P. Barnes Year of birth: 1968	Secretary	Indefinite term, February 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2018); Chief Compliance Officer, Rafferty Asset Management, LLC (2016 to 2018); Vice President, U.S. Bancorp Fund Services, LLC (2007 to 2016)
Christi C. James Year of birth: 1974	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite term, July 2022	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2022); Principal Consultant, ACA Group (2021 to 2022); Lead Manager, Communications Compliance, T. Rowe Price Investment Services, Inc. (2018 to 2021); Compliance & Legal Manager, CR Group LP (2017 to 2018)
Joshua J. Hinderliter Year of birth: 1983	Assistant Secretary	Indefinite term, May 2022	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2022); Managing Associate, Thompson Hine LLP (2016 to 2022)
Trustee Ownership of Shares. The Funds are required to show the dollar amount ranges of each Trustee’s “beneficial ownership” of Shares and each other series of the Trust as of the end of the most recently completely calendar year. Dollar amount ranges disclosed
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are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
As of the date of this SAI, no Trustee or officer of the Trust owned Shares of the Funds or any other fund within the Trust’s Fund Complex.
Board Compensation. Each Independent Trustee receives an annual stipend of $85,000 and reimbursement for all reasonable travel expenses relating to their attendance at the Board Meetings. The chair of the Audit Committee receives an annual stipend of $5,000, and the chair of the Nominating and Governance Committee receives an annual stipend of $2,500. The Interested Trustee is not compensated for his service as a Trustee. The following table shows the compensation expected to be earned by each Trustee during the fiscal year ended December 31, 2023.

Name	Aggregate Compensation From the Funds	Total Compensation From Fund Complex* Paid to Trustees
Interested Trustee
Paul R. Fearday	$0	$0
Independent Trustees
John L. Jacobs	$0	$90,000
Koji Felton	$0	$85,000
Pamela H. Conroy	$0	$87,500
*    The Trust is the only registered investment company in the Fund Complex.
PRINCIPAL SHAREHOLDERS, CONTROL PERSONS, AND MANAGEMENT OWNERSHIP
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a fund. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a fund. As of the date of this SAI, the Funds had not commenced operations, and consequently, there were no outstanding Shares.
CODES OF ETHICS
The Trust, the Adviser, and the Sub-Adviser have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics are designed to prevent affiliated persons of the Trust, the Adviser, and the Sub-Adviser from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which also may be held by persons subject to the codes of ethics). Each code of ethics permits personnel subject to that code of ethics to invest in securities for their personal investment accounts, subject to certain limitations, including limitations related to securities that may be purchased or held by the Funds. The Distributor (as defined below) relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust, the Adviser, or the Sub-Adviser, and no officer, director, or general partner of the Distributor serves as an officer, director, or general partner of the Trust, the Adviser, or the Sub-Adviser.
There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC’s website at http://www.sec.gov.
PROXY VOTING POLICIES
The Funds have delegated proxy voting responsibilities to the Adviser, subject to the Board’s oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with each Fund’s and its shareholders’ best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser has engaged Institutional Shareholder Services Inc. (“ISS”) to make recommendations to the Adviser on the voting of proxies relating to securities held by each Fund and has adopted the ISS Proxy Voting Guidelines as part of the Adviser’s proxy voting policies (the “Proxy Voting Policies”) for such purpose. A copy of the ISS Proxy Voting Guidelines is set forth in Appendix A to this SAI. The Trust’s Chief Compliance Officer is responsible for monitoring the effectiveness of the Proxy Voting Policies. The Proxy Voting Policies have been adopted by the Trust as the policies and procedures that the Adviser will use when voting proxies on behalf of the Funds.
When available, information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling 800-617-0004, and (2) on the SEC’s website at https://www.sec.gov.
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INVESTMENT MANAGEMENT
Investment Adviser
Roundhill Financial Inc., a Delaware corporation, serves as the investment adviser to the Funds. The Adviser is located at 154 West 14th Street, 2nd Floor, New York, New York 10011. The Adviser is controlled by its founding members, Will Hershey and Timothy Maloney and is an SEC-registered investment adviser.
The Adviser arranges for sub-advisory, transfer agency, custody, fund administration, distribution, and all other services necessary for the Funds to operate. The Adviser oversees the day-to-day operations of the Funds, subject to the general supervision and oversight of the Board of the Trust. The Adviser, in addition to maintaining its overall responsibility to manage the Funds, oversees the investment and reinvestment of the assets of each Fund by the Sub-Adviser (defined below), in accordance with the investment objective, policies, and limitations of each Fund.
For the services it provides to the Funds, the Adviser is entitled to a unified management fee, which is calculated daily and paid monthly, at an annual rate based on each Fund’s average daily net assets as set forth in the table below.

Fund	Management Fee
Roundhill BIG Tech ETF	0.29%
Roundhill BIG Airlines ETF	0.29%
Roundhill BIG Defense ETF	0.29%
Roundhill BIG Bank ETF	0.29%
Roundhill BIG Oil ETF	0.29%
Roundhill BIG Railroad ETF	0.29%
Pursuant to an investment advisory agreement between the Trust, on behalf of the Funds, and the Adviser (the “Advisory Agreement”), the Adviser has agreed to pay all expenses of the Funds except the fee paid to the Adviser under the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under the distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Adviser, in turn, compensates the Sub-Adviser from the management fee it receives from each Fund.
The Funds are new and, therefore, have not paid any management fees to the Adviser as of the date of this SAI.
Sub-Adviser
Exchange Traded Concepts, LLC, an Oklahoma limited liability company located at 10900 Hefner Pointe Drive, Suite 400, Oklahoma City, Oklahoma 73120, serves as the sub-adviser to the Funds. The Sub-Adviser is majority owned by Cottonwood ETF Holdings LLC. Pursuant to an investment sub-advisory agreement between the Trust, on behalf of each Fund, the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”), the Sub-Adviser is responsible for trading portfolio securities for each Fund, including selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Adviser and the Board.
For its services, the Sub-Adviser is entitled to a fee paid by the Adviser, which is calculated daily and paid monthly, at an annual rate based on the accumulative average daily net assets of each Roundhill BIG ETF that Exchange Traded Concepts, LLC sub-advises, and subject to a minimum annual fee as follows:

Minimum Annual Fee	Asset-Based Fee
$20,000 for the first fund in the Roundhill BIG family and $15,000 for all subsequent funds in the Roundhill BIG family	4 bps (0.04%) on $0 – $200 million 3.5 bps (0.035%) on > $200 million – $1 billion 3 bps (0.03%) on > $1 billion – $2 billion 2.5 bps (0.025%) on > $2 billion
The Funds are new and, therefore, the Adviser has not paid any sub-advisory fees to the Sub-Adviser with respect to the Funds as of the date of this SAI.
Portfolio Managers
Will Hershey, Timothy Maloney, Andrew Serowik, Todd Alberico, and Gabriel Tan serve as the Fund’s portfolio managers (the “Portfolio Managers”). This section includes information about the Portfolio Managers, including information about compensation, other accounts managed, and the dollar range of Shares owned.
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Share Ownership
The Funds are required to show the dollar ranges of each Portfolio Manager’s “beneficial ownership” of Shares as of the end of the most recently completed fiscal year or a more recent date for a new portfolio manager. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act. As of the date of this SAI, the Portfolio Managers did not beneficially own Shares.
Other Accounts
In addition to the Funds, the Portfolio Managers managed the following other accounts for the Adviser or Sub-Adviser, as applicable, as of December 31, 2022, none of which were subject to a performance fee:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Will Hershey	1	$1.5 million	0	$0	0	$0
Timothy Maloney	1	$1.5 million	0	$0	0	$0
Andrew Serowik	55	$4.4 billion	1	$16 million	0	$0
Todd Alberico	55	$4.4 billion	1	$16 million	0	$0
Gabriel Tan	55	$4.4 billion	1	$16 million	0	$0
Compensation
The Funds’ Portfolio Managers receive a fixed base salary and discretionary bonus that are not tied to the performance of the Funds.
Conflicts of Interest
A Portfolio Manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his/her management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have similar investment objectives or strategies as the Funds. A potential conflict of interest may arise as a result, whereby a Portfolio Manager could favor one account over another. Another potential conflict could include a Portfolio Manager’s knowledge about the size, timing, and possible market impact of fund trades, whereby the Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of the Funds. However, the Sub-Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts the Sub-Adviser manages are fairly and equitably allocated.
DISTRIBUTOR
The Trust and Foreside Fund Services, LLC (the “Distributor”) are parties to a distribution agreement (the “Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Trust and distributes Shares of the Fund. Shares are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute Shares in amounts less than a Creation Unit and does not maintain a secondary market in Shares. The principal business address of the Distributor is Three Canal Plaza, Suite 100, Portland, Maine 04101.
Under the Distribution Agreement, the Distributor, as agent for the Trust, will receive orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”).
The Distributor also may enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Shares. Such Soliciting Dealers also may be Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or DTC participants (as defined below).
The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of a Fund and (ii) by the vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting Shares or by a vote of a majority of the Board (including a majority of the Independent Trustees), or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.
Intermediary Compensation. The Adviser, the Sub-Adviser, or their affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to a Fund or its shareholders), may pay certain broker dealers, banks and other financial intermediaries
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(“Intermediaries”) for certain activities related to a Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing and educational training or support. These arrangements are not financed by a Fund and, thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of a Fund’s Prospectus and they do not change the price paid by investors for the purchase of Shares or the amount received by a shareholder as proceeds from the redemption of Shares.
Such compensation may be paid to Intermediaries that provide services to a Fund, including marketing and education support (such as through conferences, webinars and printed communications). The Adviser and the Sub-Adviser will periodically assess the advisability of continuing to make these payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your adviser, broker or other investment professional, if any, also may be significant to such adviser, broker or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend a Fund rather than other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professional if he or she receives similar payments from his or her Intermediary firm.
Intermediary information is current only as of the date of this SAI. Please contact your adviser, broker, or other investment professional for more information regarding any payments his or her Intermediary firm may receive. Any payments made by the Adviser, the Sub-Adviser, or their affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy Shares.
If you have any additional questions, please call 1-800-617-0004.
Distribution and Service Plan. The Board has adopted a Distribution and Service Plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. No payments pursuant to the Plan are expected to be made during the twelve (12) month period from the date of this SAI. Rule 12b-1 fees to be paid by a Fund under the Plan may only be imposed after approval by the Board.
Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Trustees”). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of a Fund. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.
The Plan provides that each Fund pays the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of its Shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with FINRA’s rules concerning sales charges.
Under the Plan, subject to the limitations of applicable law and regulations, each Fund is authorized to compensate the Distributor up to the maximum amount to finance any activity primarily intended to result in the sale of Creation Units of the Fund or for providing or arranging for others to provide shareholder services and for the maintenance of shareholder accounts. Such activities may include, but are not limited to: (i) delivering copies of a Fund’s then current reports, prospectuses, notices, and similar materials, to prospective purchasers of Creation Units; (ii) marketing and promotional services, including advertising; (iii) paying the costs of and compensating others, including Authorized Participants with whom the Distributor has entered into written Authorized Participant Agreements, for performing shareholder servicing on behalf of a Fund; (iv) compensating certain Authorized Participants for providing assistance in distributing the Creation Units of a Fund, including the travel and communication expenses and salaries and/or commissions of sales personnel in connection with the distribution of the Creation Units of a Fund; (v) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the affiliates and subsidiaries of the Trust’s service providers as compensation for services or reimbursement of expenses incurred in connection with distribution assistance; (vi) facilitating communications with beneficial owners of Shares, including the cost of providing (or paying others to provide) services to beneficial owners of Shares, including, but not limited to, assistance in answering inquiries related to Shareholder accounts; and (vii) such other services and obligations as are set forth in the Distribution Agreement.
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TRANSFER AGENT AND ADMINISTRATOR
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Transfer Agent”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Funds’ transfer agent and administrator.
Pursuant to a fund servicing agreement between the Trust and Fund Services, Fund Services provides the Trust with administrative and management services (other than investment advisory services) and accounting services, including portfolio accounting services, tax accounting services, and furnishing financial reports. In this capacity, Fund Services does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Shares. As compensation for the administration, accounting and management services, the Adviser pays Fund Services a fee based on each Fund’s average daily net assets, subject to a minimum annual fee. Fund Services also is entitled to certain out-of-pocket expenses for the services mentioned above, including pricing expenses.
The Funds are new and the Adviser has not paid Fund Services any fees for administrative services to the Funds as of the date of this SAI.
CUSTODIAN
Pursuant to a custody agreement between the Trust and U.S. Bank National Association (“U.S. Bank” or the “Custodian”) (the “Custody Agreement”), U.S. Bank, located at 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian of the Funds’ assets. The Custodian holds and administers the assets in each Fund’s portfolio. Pursuant to the Custody Agreement, U.S. Bank receives an annual fee from the Adviser based on the Trust’s total average daily net assets, subject to a minimum annual fee, and certain settlement charges. The Custodian also is entitled to certain out-of-pocket expenses.
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP, located at 1111 Pennsylvania Avenue, NW, Washington, DC 20004-2541, serves as legal counsel for the Trust.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd., located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as the independent registered public accounting firm for the Funds.
PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES
The Board has adopted a policy regarding the disclosure of information about each Fund’s security holdings. Each Fund’s entire portfolio holdings are publicly disseminated each day a Fund is open for business and may be available through financial reporting and news services, including publicly available internet web sites. In addition, the composition of the Deposit Securities is publicly disseminated daily prior to the opening of the Exchange via the facilities of the National Securities Clearing Corporation (“NSCC”).
DESCRIPTION OF SHARES
The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares. Each share represents an equal proportionate interest in the applicable Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the applicable Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing Shares will not be issued. Shares, when issued, are fully paid and non-assessable.
Each Share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds in the Trust vote together as a single class, except that if the matter being voted on affects only a particular fund it will be voted on only by that fund and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Upon the written request of shareholders owning at least 10% of the Trust’s shares, the Trust will call for a meeting of shareholders to consider the removal of one or more Trustees and other certain matters. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.
Under the Declaration of Trust, the Trustees have the power to liquidate a Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.
LIMITATION OF TRUSTEES’ LIABILITY
The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee and shall not be liable for errors of judgment or
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mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee, officer, employee or agent of the Trust, any person who is serving or has served at the Trust’s request as a Trustee, officer, trustee, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the Amended and Restated By-laws. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.
BROKERAGE TRANSACTIONS
The policy of the Trust regarding purchases and sales of securities for a Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Funds and the Sub-Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Sub-Adviser will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.
The Sub-Adviser owes a fiduciary duty to its clients to seek to provide best execution on trades effected. In selecting a broker/dealer for each specific transaction, the Sub-Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution. “Best execution” is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Sub-Adviser also will use electronic crossing networks (“ECNs”) when appropriate.
Subject to the foregoing policies, brokers or dealers selected to execute a Fund’s portfolio transactions may include such Fund’s Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or their affiliates. An Authorized Participant or its affiliates may be selected to execute a Fund’s portfolio transactions in conjunction with an all-cash creation unit order or an order including “cash-in-lieu” (as described below under “Purchase and Redemption of Shares in Creation Units”), so long as such selection is in keeping with the foregoing policies. As described below under “Purchase and Redemption of Shares in Creation Units— Creation Transaction Fee” and “—Redemption Transaction Fee”, each Fund may determine to not charge a variable fee on certain orders when the Sub-Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of the applicable Fund’s portfolio in a more tax efficient manner than could be achieved without such order, even if the decision to not charge a variable fee could be viewed as benefiting the Authorized Participant or its affiliate selected to execute a Fund’s portfolio transactions in connection with such orders.
The Sub-Adviser may use a Fund’s assets for, or participate in, third-party soft dollar arrangements, in addition to receiving proprietary research from various full-service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Sub-Adviser does not “pay up” for the value of any such proprietary research. Section 28(e) of the Exchange Act permits the Sub-Adviser, under certain circumstances, to cause a Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. The Sub-Adviser may receive a variety of research services and information on many topics, which it can use in connection with its management responsibilities with respect to the various accounts over which it exercises investment discretion or otherwise provides investment advice. The research services may include qualifying order management systems, portfolio attribution and monitoring services and computer software and access charges which are directly related to investment research. Accordingly, a Fund may pay a broker commission higher than the lowest available in recognition of the broker’s provision of such services to the Sub-Adviser, but only if the Sub-Adviser determines the total commission (including the soft dollar benefit) is comparable to the best commission rate that could be expected to be received from other brokers. The amount of soft dollar benefits received depends on the amount of brokerage transactions effected with the brokers. A conflict of interest exists because there is an incentive to: 1) cause clients to pay a higher commission than the firm might otherwise be able to negotiate;
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2) cause clients to engage in more securities transactions than would otherwise be optimal; and 3) only recommend brokers that provide soft dollar benefits.
The Sub-Adviser faces a potential conflict of interest when it uses client trades to obtain brokerage or research services. This conflict exists because the Sub-Adviser can use the brokerage or research services to manage client accounts without paying cash for such services, which reduces the Sub-Adviser’s expenses to the extent that the Sub-Adviser would have purchased such products had they not been provided by brokers. Section 28(e) permits the Sub-Adviser to use brokerage or research services for the benefit of any account it manages. Certain accounts managed by the Sub-Adviser may generate soft dollars used to purchase brokerage or research services that ultimately benefit other accounts managed by the Sub-Adviser, effectively cross subsidizing the other accounts managed by the Sub-Adviser that benefit directly from the product. The Sub-Adviser may not necessarily use all of the brokerage or research services in connection with managing a Fund whose trades generated the soft dollars used to purchase such products.
The Sub-Adviser is responsible, subject to oversight by the Adviser and the Board, for placing orders on behalf of each Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of a Fund and one or more other investment companies or clients supervised by the Sub-Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Sub-Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as a Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to a Fund. The primary consideration is prompt execution of orders at the most favorable net price.
A Fund may deal with affiliates in principal transactions to the extent permitted by exemptive order or applicable rule or regulation.
The Funds are new and had not paid any brokerage commissions as of the date of this SAI.
Brokerage with Fund Affiliates. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Funds, the Adviser, the Sub-Adviser, or the Distributor for a commission in conformity with the 1940 Act, the Exchange Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Funds for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically. The Funds are new and therefore, as of the date of this SAI, did not pay brokerage commissions to any registered broker-dealer affiliates of the Funds, the Adviser, the Sub-Adviser, or the Distributor.
Securities of “Regular Broker-Dealers.” Each Fund is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of a Fund are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Fund; or (iii) sold the largest dollar amounts of Shares. The Funds are new and therefore, as of the date of this SAI, did not hold any securities of its “regular broker-dealers.”
PORTFOLIO TURNOVER RATE
Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions is evaluated by the Sub-Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.
BOOK ENTRY ONLY SYSTEM
The Depository Trust Company (“DTC”) acts as securities depositary for Shares. Shares are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for Shares.
DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system also is available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to in
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this SAI as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The Trust recognizes DTC or its nominee as the record owner of all Shares for all purposes. Beneficial Owners of Shares are not entitled to have Shares registered in their names and will not receive or be entitled to physical delivery of Share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Shares.
Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as described in the ensuing paragraphs. DTC will make available to the Trust upon request and for a fee a listing of Shares held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in a Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in Shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
DTC may determine to discontinue providing its service with respect to a Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the applicable Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.
PURCHASE AND REDEMPTION OF CREATION UNITS
Each Fund issues and redeems its shares on a continuous basis, at NAV, only in a large, specified number of shares called a “Creation Unit,” either principally in-kind for securities or in cash for the value of such securities. The NAV of a Fund’s Shares is determined once each Business Day, as described below under “Determination of Net Asset Value.” The Creation Unit size may change. Authorized Participants will be notified of such change.
Purchase (Creation). The Trust issues and sells Shares only in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees, if applicable), at the NAV per share next determined after receipt, on any Business Day, of an order in proper form. The NAV of Shares is calculated each Business Day as of the scheduled close of regular trading on the NYSE, generally 4:00 p.m., Eastern time. The Funds will not issue fractional Creation Units. A “Business Day” is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day, Juneteenth Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
Fund Deposit. Each Fund has adopted policies and procedures governing the process of constructing baskets of Deposit Securities (defined below), Fund Securities (defined below) and/or cash, and acceptance of the same (the “Basket Procedures”). The consideration for purchase of a Creation Unit of a Fund generally consists of either: (i) the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, constituting a substantial replication, or a portfolio sampling representation, of the securities included in a Fund’s portfolio and the Cash Component (defined below), computed as described below, or (ii) the cash value of the Deposit Securities (“Deposit Cash”) and the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for cash, a Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser. These additional costs may be recoverable from the purchaser of Creation Units.
Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. The “Cash Component” is an amount equal to the difference between the NAV of Shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities
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or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).
The Funds, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently, 9:30 a.m., Eastern time), the list of the names and the required number of Shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for a Fund. Such Fund Deposit is subject to any applicable adjustments as described below, to effect purchases of Creation Units of a Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.
The identity and number of Shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for a Fund may be changed from time to time by the Adviser, in accordance with the Basket Procedures, with a view to the investment objective of such Fund. Information regarding the Fund Deposit necessary for the purchase of a Creation Unit is made available to Authorized Participants and other market participants seeking to transact in Creation Unit aggregations. The composition of the Deposit Securities also may change in response to portfolio adjustments, interest payments and corporate action events.
The Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”). The Trust also reserves the right to permit or require the substitution of Deposit Securities in lieu of Deposit Cash.
Cash Purchase. The Trust may at its discretion permit full or partial cash purchases of Creation Units of a Fund. When full or partial cash purchases of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a full or partial cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser together with a creation transaction fee and non-standard charges, as may be applicable.
Procedures for Purchase of Creation Units. To be eligible to place orders with the Distributor to purchase a Creation Unit of a Fund, an entity must be (i) a “Participating Party” (i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”)), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below), if applicable, and any other applicable fees and taxes.
All orders to purchase Shares directly from a Fund, including custom orders, must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. With respect to a Fund, the order cut-off time for orders to purchase Creation Units is 3:00 p.m. Eastern time, which time may be modified by the Fund from time-to-time by amendment to the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”
An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from a Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.
On days when the Exchange closes earlier than normal, the Funds may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which a Fund’s investments are primarily traded is closed, such Fund also will generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. On behalf of the Funds, the Transfer Agent will notify the Custodian of such order. The Custodian will then provide such
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information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Transfer Agent by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent or an Authorized Participant.
Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the subcustodian of the applicable Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. A Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the applicable Fund or its agents by no later than 12:00 p.m. Eastern time (or such other time as specified by the Trust) on the Settlement Date. If a Fund or its agents do not receive all of the Deposit Securities, or the required Deposit Cash in lieu thereof, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to such Fund for losses, if any, resulting therefrom. The “Settlement Date” for creation orders for a Fund is generally the next Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Transfer Agent, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the applicable Fund.
The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting therefrom. A creation request is in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.
Issuance of a Creation Unit. Except as provided in this SAI, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the next Business Day following the day on which the purchase order is deemed received by the Transfer Agent. The Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting from unsettled orders.
In instances where the Trust accepts Deposit Securities for the purchase of a Creation Unit, the Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by 12:00 p.m. Eastern time (or such other time as specified by the Trust) on the Settlement Date. If a Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Transfer Agent plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as described below under “Creation Transaction Fee,” may be charged and additional variable charge also may be applied, as described below. The delivery of Creation Units so created generally will occur no later than the Settlement Date.
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Acceptance of Orders of Creation Units. Provided that such action does not result in a suspension of sales of Creation Units in contravention of Rule 6c-11 under the 1940 Act and the SEC’s positions thereunder, the Trust reserves the right to reject an order for Creation Units transmitted in respect of a Fund at its discretion, including, without limitation, if (a) the order is not in proper form or the Fund Deposit delivered does not consist of the securities the Custodian specified; (b) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (c) the Deposit Securities or Deposit Cash, as applicable, delivered by the Authorized Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel, be unlawful; or (f) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent, the Distributor and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Trust or its agents shall communicate to the Authorized Participant its rejection of an order. The Trust, the Transfer Agent, the Custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units. Given the importance of the ongoing issuance of Creation Units to maintaining a market price that is at or close to the underlying NAV of a Fund, the Trust does not intend to suspend the acceptance of orders for Creation Units, unless it believes doing so would be in the best interests of the Fund.
All questions as to the number of shares of each security in the Deposit Securities and the validity form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.
Creation Unit Transaction Fee. A fixed purchase (i.e., creation) transaction fee, payable to the Funds’ custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard fixed creation unit transaction fee for each Fund, regardless of the number of Creation Units created in the transaction, can be found in the table below. Each Fund may adjust the standard fixed creation unit transaction fee from time to time. The fixed creation unit transaction fee may be waived on certain orders if the applicable Fund’s custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.
In addition, a variable fee, payable to the Funds, of up to the maximum percentage listed in the table below of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with buying the securities with cash. Each Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of the applicable Fund’s portfolio in a more tax efficient manner than could be achieved without such order.

Name of Fund	Fixed Creation Unit Transaction Fee	Maximum Variable Transaction Fee
Roundhill BIG Tech ETF	$300	2%
Roundhill BIG Airlines ETF	$300	2%
Roundhill BIG Defense ETF	$300	2%
Roundhill BIG Bank ETF	$300	2%
Roundhill BIG Oil ETF	$300	2%
Roundhill BIG Railroad ETF	$300	2%
Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.
Risks of Purchasing Creation Units. There are certain legal risks unique to investors purchasing Creation Units directly from a Fund. Because Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from a Fund, breaks them down into the constituent Shares, and sells those Shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.
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Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.
Redemption. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF A FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.
With respect to the Funds, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently, 9:30 a.m., Eastern time) on each Business Day, the list of the names and Share quantities of each Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.
Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or a combination thereof, as determined by the Trust in accordance with the Basket Procedures. With respect to in-kind redemptions of a Fund, redemption proceeds for a Creation Unit will consist of Fund Securities—as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee, as applicable, as set forth below. In the event that the Fund Securities have a value greater than the NAV of Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.
Cash Redemption. Full or partial cash redemptions of Creation Units will be effected in essentially the same manner as in-kind redemptions thereof. In the case of full or partial cash redemptions, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Redemption Amount to be paid to an in-kind redeemer.
Redemption Transaction Fee. A fixed redemption transaction fee, payable to the Funds’ custodian, may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard fixed redemption transaction fee for each Fund, regardless of the number of Creation Units redeemed in the transaction, can be found in the table below. Each Fund may adjust the redemption transaction fee from time to time. The fixed redemption fee may be waived on certain orders if the applicable Fund’s custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.
In addition, a variable fee, payable to the Funds, of up to the maximum percentage listed in the table below of the value of the Creation Units subject to the transaction may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with selling portfolio securities to satisfy a cash redemption. Each Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for redemption orders that facilitate the rebalance of the Funds’ portfolio in a more tax efficient manner than could be achieved without such order.

Name of Fund	Fixed Redemption Transaction Fee	Maximum Variable Transaction Fee
Roundhill BIG Tech ETF	$300	2%
Roundhill BIG Airlines ETF	$300	2%
Roundhill BIG Defense ETF	$300	2%
Roundhill BIG Bank ETF	$300	2%
Roundhill BIG Oil ETF	$300	2%
Roundhill BIG Railroad ETF	$300	2%
Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.
Procedures for Redemption of Creation Units. Orders to redeem Creation Units of a Fund must be submitted in proper form to the Transfer Agent prior to 3:00 p.m. Eastern time. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares
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through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.
The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Shares to the Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.
Additional Redemption Procedures. In connection with taking delivery of Shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank, or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within two business days of the trade date.
However, due to the schedule of holidays in certain countries, the different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances, the delivery of in-kind redemption proceeds by a Fund may take longer than two Business Days after the day on which the redemption request is received in proper form. If neither the redeeming Shareholder nor the Authorized Participant acting on behalf of such redeeming Shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the redeeming Shareholders will be required to receive its redemption proceeds in cash.
The Trust may, in its discretion and in accordance with the Basket Procedures, exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the applicable Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee, if applicable, and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund also may, in its sole discretion, and in accordance with the Basket Procedures, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.
Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Funds (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status to receive Fund Securities.
Because the portfolio securities of the Funds may trade on other exchanges on days that the Exchange is closed or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their Shares, or to purchase or sell Shares on the Exchange, on days when the NAV of the applicable Fund could be significantly affecting by events in the relevant foreign markets.
The right of redemption may be suspended or the date of payment postponed with respect to a Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the applicable Fund or determination of the NAV of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.
DETERMINATION OF NET ASSET VALUE
NAV per Share for a Fund is computed by dividing the value of the net assets of the applicable Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is calculated by Fund Services and determined at the scheduled close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time)
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on each day that the NYSE is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.
In calculating each Fund’s NAV per Share, the Fund’s investments are generally valued using market quotations to the extent such market quotations are readily available. If market quotations are not readily available or, are deemed to be unreliable by the Adviser, a Fund will value such investments at fair value, as determined by the Adviser, for purposes of calculating such Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser to perform the fair value determinations for each Fund’s portfolio holdings subject to the Board’s oversight. The Adviser has established procedures for its fair valuation of each Fund’s portfolio investments. These procedures address, among other things, determining when market quotations are not readily available or reliable and the methodologies to be used for determining the fair value of investments, as well as the use and oversight of third-party pricing services for fair valuation. The Adviser’s fair value determinations will be carried out in compliance with Rule 2a-5 and based on fair value methodologies established and applied by the Adviser and periodically tested to ensure such methodologies are appropriate and accurate with respect to a Fund’s portfolio investments. The Adviser’s fair value methodologies may involve obtaining inputs and prices from third-party pricing services.
When fair value pricing is employed, the prices of securities used by the Funds to calculate their NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) from the price of the security quoted or published by others, or the value when trading resumes or is realized upon its sale. There may be multiple methods that can be used to value a portfolio investment when market quotations are not readily available. The value established for any portfolio investment at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations.
DIVIDENDS AND DISTRIBUTIONS
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”
General Policies. Dividends from net investment income, if any, are declared and paid at least annually by each Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but a Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.
Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.
Each Fund makes additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the applicable Fund, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve a Fund’s eligibility for treatment as a RIC or to avoid imposition of income or excise taxes on undistributed income.
Dividend Reinvestment Service. The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the applicable Fund at NAV per Share. Distributions reinvested in additional Shares will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.
FEDERAL INCOME TAXES
The following is only a summary of certain U.S. federal income tax considerations generally affecting a Fund and its shareholders that supplements the discussion in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of a Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.
The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
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Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account (“IRA”), you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Shares.
Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, foreign or local taxes.
Taxation of the Funds. Each Fund will elect and intends to qualify each year to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code. As such, the Funds should not be subject to federal income taxes on their net investment income and capital gains, if any, to the extent that they timely distribute such income and capital gains to their shareholders. To qualify for treatment as a RIC, a Fund must distribute annually to its shareholders at least 90% of its net investment income (generally including dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax-exempt interest income, if any, to its shareholders (the “Distribution Requirement”) and must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or foreign currencies and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (ii) at the end of each quarter of such Fund’s taxable year, such Fund’s assets must be diversified so that (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (b) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which such Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).
To the extent a Fund makes investments that may generate income that is not qualifying income, including certain derivatives, the Fund will seek to restrict the resulting income from such investments so that such Fund’s non-qualifying income does not exceed 10% of its gross income.
Although the Funds intend to distribute substantially all of their net investment income and may distribute their capital gains for any taxable year, the Funds will be subject to federal income taxation to the extent any such income or gains are not distributed. Each Fund is treated as a separate corporation for federal income tax purposes. A Fund therefore is considered a separate entity in determining its treatment under the rules for RICs described herein, i.e., losses in one Fund do not offset gains in another. The requirements (other than certain organizational requirements) for qualifying RIC status are determined at the fund level rather than at the Trust level.
If a Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where a Fund corrects the failure within a specified period of time. To be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, a Fund may be required to dispose of certain assets. If these relief provisions were not available to a Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at the regular corporate rate without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable to the shareholders of the applicable Fund as ordinary income dividends, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by non-corporate shareholders, subject to certain limitations. To requalify for treatment as a RIC in a subsequent taxable year, a Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the applicable Fund failed to qualify for tax treatment as a RIC. If a Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a Fund-level tax on certain net built in gains recognized with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of a Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If a Fund determines that it will not qualify as a RIC, the applicable Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.
A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining such Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.
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Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, a Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the applicable Fund and may not be distributed as capital gains to its shareholders. Generally, a Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.
A Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year and 98.2% of its capital gain net income for the one-year period ending on October 31 of that year, subject to an increase for any shortfall in the prior year’s distribution. For this purpose, any ordinary income or capital gain net income retained by a Fund and subject to corporate income tax will be considered to have been distributed. The Funds intend to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of the excise tax but can make no assurances that all such tax liability will be eliminated. A Fund may in certain circumstances be required to liquidate Fund investments to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.
If a Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed. A Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their tax liabilities, and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.
Taxation of Shareholders – Distributions. Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net recognized long-term capital gains in excess of net recognized short-term capital losses, taking into account any capital loss carryforwards). The distribution of investment company taxable income (as so computed) and net realized capital gain will be taxable to Fund shareholders regardless of whether the shareholder receives these distributions in cash or reinvests them in additional Shares.
Each Fund (or your broker) will report to shareholders annually the amount of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends received deduction for corporations, and the portion of dividends which may qualify for treatment as qualified dividend income, which, subject to certain limitations and requirements, is taxable to non-corporate shareholders at rates up to 20%. Distributions from a Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares.
Qualified dividend income includes, in general, subject to certain holding period and other requirements, dividend income from taxable domestic corporations and certain foreign corporations. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends received by a Fund from an underlying fund taxable as a RIC may be treated as qualified dividend income generally only to the extent so reported by such underlying fund. If 95% or more of a Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.
Fund dividends will not be treated as qualified dividend income if a Fund does not meet holding period and other requirements with respect to dividend paying stocks in its portfolio, and the shareholder does not meet holding period and other requirements with respect to the Shares on which the dividends were paid. Distributions by a Fund of its net short-term capital gains will be taxable as ordinary income. Distributions from a Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares. Distributions may be subject to state and local taxes.
In the case of corporate shareholders, certain dividends received by a Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the 50% dividends received deduction. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend to be eligible. Capital gain dividends distributed to a Fund from other RICs are not eligible for the dividends received deduction. To qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Shares, taking into account any holding period reductions from
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certain hedging or other transactions or positions that diminish their risk of loss with respect to their Shares, and, if they borrow to acquire or otherwise incur debt attributable to Shares, they may be denied a portion of the dividends received deduction with respect to those Shares.
Although dividends generally will be treated as distributed when paid, any dividend declared by a Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.
Shareholders who have not held Shares for a full year should be aware that a Fund may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of a Fund’s ordinary income or net capital gain, respectively, actually earned during the applicable shareholder’s period of investment in the Fund. A taxable shareholder may wish to avoid investing in a Fund shortly before a dividend or other distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of the shareholder’s investment.
To the extent that a Fund makes a distribution of income received by such Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.
If a Fund’s distributions exceed its current and accumulated earnings and profits for the taxable year (as calculated for federal income tax purposes), all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable but will reduce each shareholder’s cost basis in a Fund and result in a higher capital gain or lower capital loss when the Shares on which the distribution was received are sold. After a shareholder’s basis in the Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.
Taxation of Shareholders – Sale or Exchange of Shares. A sale or exchange of Shares may give rise to a gain or loss for federal and state income tax purposes. Assuming a shareholder holds Shares as capital assets, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if Shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Shares will generally be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term capital loss, rather than short-term capital loss, to the extent of any amounts treated as distributions to the shareholder of long-term capital gain (including any amounts credited to the shareholder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition of Shares may be disallowed if substantially identical Shares of a Fund are acquired (through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the newly acquired Shares will be adjusted to reflect the disallowed loss.
The cost basis of Shares acquired by purchase will generally be based on the amount paid for Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.
An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. The ability of Authorized Participants to receive a full or partial cash redemption of Creation Units of a Fund may limit the tax efficiency of the Fund. An Authorized Participant who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The Internal Revenue Service (the “IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot currently be deducted, under the rules governing “wash sales” (for a person who does not mark-to-market its portfolio) or, on the basis that there has been no significant change in economic position.
The Trust, on behalf of the Funds, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares and if, pursuant to Section 351 of the Code, a Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Trust also has the right to require the provision of information necessary to determine beneficial Share ownership for purposes of the 80% determination. If a Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares, the purchaser (or a group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.
Authorized Participants purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss may be deductible.
Taxation of Shareholders – Net Investment Income Tax. U.S. individuals with adjusted gross income (subject to certain adjustments) exceeding certain threshold amounts ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax
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purposes, $125,000 if married filing separately, and $200,000 in other cases) are subject to a 3.8% tax on all or a portion of their “net investment income,” which includes taxable interest, dividends, and certain capital gains (generally including capital gain distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.
Foreign Investments. Dividends and interest received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. Each Fund does not expect to satisfy the requirements for passing through to its shareholders any share of foreign taxes paid by the Fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.
If more than 50% of the value of a Fund’s assets at the close of any taxable year consists of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign income or withholding taxes paid by the Fund as paid by its shareholders. For any year that a Fund is eligible for and makes such an election, each shareholder of the Fund will be required to include in income an amount equal to his or her allocable share of qualified foreign income taxes paid by the Fund, and shareholders will be entitled, subject to certain holding period requirements and other limitations, to credit their portions of these amounts against their U.S. federal income tax due, if any, or to deduct their portions from their U.S. taxable income, if any. No deductions for foreign taxes paid by a Fund may be claimed, however, by non- corporate shareholders who do not itemize deductions. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through IRAs or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund. Foreign taxes paid by a Fund will reduce the return from the Fund’s investments. If a Fund makes the election, the Fund’s shareholders will be notified annually by the Fund (or their broker) of the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions. If a Fund does not hold sufficient foreign securities to meet the above threshold, then shareholders will not be entitled to claim a credit or further deduction with respect to foreign taxes paid by the Fund.
If a Fund holds shares in a “passive foreign investment company” (“PFIC”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.
Each Fund may be eligible to treat a PFIC as a “qualified electing fund” (“QEF”) under the Code in which case, in lieu of the foregoing requirements, the Fund will be required to include in income each year a portion of the ordinary earnings and net capital gains of the QEF, even if not distributed to the Fund, and such amounts will be subject to the 90% and excise tax distribution requirements described above. In order to make this election, a Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Alternatively, a Fund may make a mark-to-market election that will result in such Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, a Fund would report any gains resulting from such deemed sales as ordinary income and would deduct any losses resulting from such deemed sales as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by a Fund and, once made, is effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A Fund may have to distribute this excess income to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. In order to distribute this income and avoid a tax at the Fund level, a Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. Each Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. Amounts included in income each year by a Fund arising from a QEF election, will be “qualifying income” under the Qualifying Income Requirement (as described above) even if not distributed to such Fund, if such Fund derives such income from its business of investing in stock, securities or currencies.
Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such expenses or liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other financial instruments (such as forward currency contracts and currency swaps), gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of settlement or disposition also are treated as ordinary gain or loss. The gains and losses may increase or decrease the amount of a Fund’s income to be distributed to its shareholders as ordinary income. Each Fund may elect out of the application of Section 988 of the Code with respect to the tax treatment of each of its foreign currency forward contracts to the extent that (i) such contract is a capital asset in the hands of the Fund and is not part of a straddle transaction and (ii) the Fund makes an election by the close of the day the contract is entered into to treat the gain or loss attributable to such contract as capital gain or loss.
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Tax Treatment of Complex Securities. Certain of a Fund’s investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect a Fund’s ability to qualify as a RIC, may affect the character of gains and losses realized by the applicable Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the applicable Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark to market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause a Fund to recognize income without the applicable Fund receiving cash with which to make distributions in amounts sufficient to enable the applicable Fund to satisfy the RIC distribution requirements for avoiding income and excise taxes. Each Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records to mitigate the effect of these rules and preserve the applicable Fund’s qualification for treatment as a RIC.
Certain derivative investments by a Fund, such as exchange-traded products and over-the-counter derivatives, may not produce qualifying income for purposes of the Qualifying Income Requirement described above, which must be met in order for a Fund to maintain its status as a RIC under the Code. In addition, the determination of the value and the identity of the issuer of such derivative investments are often unclear for purposes of the Diversification Requirement described above. A Fund intends to carefully monitor such investments to ensure that any non-qualifying income does not exceed permissible limits and to ensure that it is adequately diversified under the Diversification Requirement. A Fund, however, may not be able to accurately predict the non-qualifying income from these investments and there are no assurances that the IRS will agree with a Fund’s determination of the Diversification Requirement with respect to such derivatives. Failure to satisfy the Diversification Requirement might also result from a determination by the IRS that financial instruments in which a Fund invests are not securities.
A Fund is required for federal income tax purposes to mark to market and recognize as income for each taxable year its net unrealized gains and losses on certain futures and options contracts subject to section 1256 of the Code (“Section 1256 Contracts”) as of the end of the year as well as those actually realized during the year. Gain or loss from Section 1256 Contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on Section 1256 Contracts to the extent of any unrecognized gains on offsetting positions held by the applicable Fund. These provisions also may require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the applicable Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, to avoid certain income and excise taxes, a Fund may be required to liquidate its investments at a time when the investment adviser might not otherwise have chosen to do so.
Offsetting positions held by a Fund involving certain derivative instruments, such as options, forwards, and futures, as well as its long and short positions in portfolio securities, may be considered to constitute “straddles” for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of a Fund’s gains and losses with respect to the straddle positions by requiring, among other things, that: (1) any loss realized on disposition of one position of a straddle may not be recognized to the extent that a Fund has unrealized gains with respect to the other positions in the straddle; (2) a Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions that are part of a mixed straddle and are non-Section 1256 Contracts be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to a Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.
If a Fund enters into a “constructive sale” of any appreciated financial position in its portfolio, the applicable Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including, but not limited to: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the position beginning with the date the constructive sale was deemed to have occurred and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of a Fund’s taxable year and the applicable Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.
Backup Withholding. Each Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to backup withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that
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he or she is not subject to “backup withholding”; or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the U.S.
Non-U.S. Shareholders. Any non-U.S. investors in a Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisers prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. Each Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the United States for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of Shares of a Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the United States for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from a Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.
Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), a Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by a Fund or its agent on a valid IRS Form W-9 or applicable series of IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to a Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the United States to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.
A non-U.S. entity that invests in a Fund will need to provide the fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Funds should consult their tax advisers in this regard.
Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are not permitted to offset losses from one unrelated trade or business against the income or gain of another unrelated trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, each Fund generally serves to block UBTI from being realized by its tax-exempt shareholders with respect to their shares of Fund income. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in a Fund if, for example, (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a real estate investment trust that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) Shares constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisers. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisers regarding these issues.
A Fund’s shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account.
Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
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Other Issues. In those states which have income tax laws, the tax treatment of a Fund and of Fund shareholders with respect to distributions by such Fund may differ from federal tax treatment.
Shareholders are advised to consult their tax advisers concerning their specific situations and the application of foreign, federal, state, or local taxes.
FINANCIAL STATEMENTS
Financial statements and Annual Reports will be available after the Funds have completed a fiscal year of operations. When available, you may request a copy of the Funds’ Annual Report at no charge by calling 800-617-0004, or through the Funds’ website at www.roundhillinvestments.com.
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APPENDIX A
ISS Proxy Voting Guidelines
A-1

UNITED STATES

Proxy Voting Guidelines
Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2023
Published December 13, 2022

WWW.ISSGOVERNANCE.COM

UNITED STATES Proxy Voting Guidelines
TABLE OF CONTENTS
Coverage    8
1.Board of Directors    9
Voting on Director Nominees in Uncontested Elections    9
Independence    9
ISS Classification of Directors – U.S.    10
Composition    12
Attendance    12
Overboarded Directors    12
Gender Diversity    12
Racial and/or Ethnic Diversity    12
Responsiveness    13
Accountability    13
Poison Pills    13
Unequal Voting Rights    14
Classified Board Structure    14
Removal of Shareholder Discretion on Classified Boards    14
Problematic Governance Structure    14
Unilateral Bylaw/Charter Amendments    15
Restricting Binding Shareholder Proposals    15
Director Performance Evaluation    15
Management Proposals to Ratify Existing Charter or Bylaw Provisions    16
Problematic Audit-Related Practices    16
Problematic Compensation Practices    16
Problematic Pledging of Company Stock    17
Climate Accountability    17
Governance Failures    17
Voting on Director Nominees in Contested Elections    18
Vote-No Campaigns    18
Proxy Contests/Proxy Access    18
Other Board-Related Proposals    18
Adopt Anti-Hedging/Pledging/Speculative Investments Policy    18
Board Refreshment    18
Term/Tenure Limits    19
Age Limits    19
Board Size    19
Classification/Declassification of the Board    19
CEO Succession Planning    19
Cumulative Voting    19
Director and Officer Indemnification, Liability Protection, and Exculpation    20
Establish/Amend Nominee Qualifications    20
Establish Other Board Committee Proposals    21
Filling Vacancies/Removal of Directors    21
Independent Board Chair    21
Majority of Independent Directors/Establishment of Independent Committees    22
Majority Vote Standard for the Election of Directors    22

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UNITED STATES Proxy Voting Guidelines
Proxy Access    22
Require More Nominees than Open Seats    22
Shareholder Engagement Policy (Shareholder Advisory Committee)    23
2.Audit-Related    24
Auditor Indemnification and Limitation of Liability    24
Auditor Ratification    24
Shareholder Proposals Limiting Non-Audit Services    24
Shareholder Proposals on Audit Firm Rotation    25
3.Shareholder Rights & Defenses    26
Advance Notice Requirements for Shareholder Proposals/Nominations    26
Amend Bylaws without Shareholder Consent    26
Control Share Acquisition Provisions    26
Control Share Cash-Out Provisions    26
Disgorgement Provisions    27
Fair Price Provisions    27
Freeze-Out Provisions    27
Greenmail    27
Shareholder Litigation Rights    27
Federal Forum Selection Provisions    27
Exclusive Forum Provisions for State Law Matters    28
Fee shifting    28
Net Operating Loss (NOL) Protective Amendments    29
Poison Pills (Shareholder Rights Plans)    29
Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy    29
Management Proposals to Ratify a Poison Pill    29
Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)    30
Proxy Voting Disclosure, Confidentiality, and Tabulation    30
Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions    30
Reimbursing Proxy Solicitation Expenses    31
Reincorporation Proposals    31
Shareholder Ability to Act by Written Consent    31
Shareholder Ability to Call Special Meetings    32
Stakeholder Provisions    32
State Antitakeover Statutes    32
Supermajority Vote Requirements    32
Virtual Shareholder Meetings    33
4.Capital/Restructuring    34
Capital    34
Adjustments to Par Value of Common Stock    34
Common Stock Authorization    34
General Authorization Requests    34
Specific Authorization Requests    35
Dual Class Structure    35
Issue Stock for Use with Rights Plan    35

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UNITED STATES Proxy Voting Guidelines
Preemptive Rights    35
Preferred Stock Authorization    35
General Authorization Requests    35
Recapitalization Plans    37
Reverse Stock Splits    37
Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.    37
Share Repurchase Programs    38
Share Repurchase Programs Shareholder Proposals    38
Stock Distributions: Splits and Dividends    38
Tracking Stock    38
Restructuring    38
Appraisal Rights    38
Asset Purchases    39
Asset Sales    39
Bundled Proposals    39
Conversion of Securities    39
Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans    39
Formation of Holding Company    40
Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)    40
Joint Ventures    41
Liquidations    41
Mergers and Acquisitions    41
Private Placements/Warrants/Convertible Debentures    42
Reorganization/Restructuring Plan (Bankruptcy)    43
Special Purpose Acquisition Corporations (SPACs)    43
Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions    44
Spin-offs    44
Value Maximization Shareholder Proposals    44
5.Compensation    45
Executive Pay Evaluation    45
Advisory Votes on Executive Compensation—Management Proposals (Say-on-Pay)    45
Pay-for-Performance Evaluation    46
Problematic Pay Practices    47
Compensation Committee Communications and Responsiveness    48
Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")    48
Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale    48
Equity-Based and Other Incentive Plans    49
Shareholder Value Transfer (SVT)    50
Three-Year Value-Adjusted Burn Rate    50
Egregious Factors    50
Liberal Change in Control Definition    50
Repricing Provisions    51
Problematic Pay Practices or Significant Pay-for-Performance Disconnect    51
Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))    51

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UNITED STATES Proxy Voting Guidelines
Specific Treatment of Certain Award Types in Equity Plan Evaluations    52
Dividend Equivalent Rights    52
Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)    52
Other Compensation Plans    52
401(k) Employee Benefit Plans    52
Employee Stock Ownership Plans (ESOPs)    53
Employee Stock Purchase Plans—Qualified Plans    53
Employee Stock Purchase Plans—Non-Qualified Plans    53
Option Exchange Programs/Repricing Options    53
Stock Plans in Lieu of Cash    54
Transfer Stock Option (TSO) Programs    54
Director Compensation    55
Shareholder Ratification of Director Pay Programs    55
Equity Plans for Non-Employee Directors    55
Non-Employee Director Retirement Plans    56
Shareholder Proposals on Compensation    56
Bonus Banking/Bonus Banking “Plus”    56
Compensation Consultants—Disclosure of Board or Company’s Utilization    56
Disclosure/Setting Levels or Types of Compensation for Executives and Directors    56
Golden Coffins/Executive Death Benefits    57
Hold Equity Past Retirement or for a Significant Period of Time    57
Pay Disparity    57
Pay for Performance/Performance-Based Awards    57
Pay for Superior Performance    58
Pre-Arranged Trading Plans (10b5-1 Plans)    58
Prohibit Outside CEOs from Serving on Compensation Committees    59
Recoupment of Incentive or Stock Compensation in Specified Circumstances    59
Severance Agreements for Executives/Golden Parachutes    59
Share Buyback Impact on Incentive Program Metrics    59
Supplemental Executive Retirement Plans (SERPs)    60
Tax Gross-Up Proposals    60
Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity    60
6.Routine/Miscellaneous    61
Adjourn Meeting    61
Amend Quorum Requirements    61
Amend Minor Bylaws    61
Change Company Name    61
Change Date, Time, or Location of Annual Meeting    61
Other Business    62
7.Social and Environmental Issues    63
Global Approach – E&S Shareholder Proposals    63
Endorsement of Principles    63
Animal Welfare    63

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UNITED STATES Proxy Voting Guidelines
Animal Welfare Policies    63
Animal Testing    64
Animal Slaughter    64
Consumer Issues    64
Genetically Modified Ingredients    64
Reports on Potentially Controversial Business/Financial Practices    64
Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation    65
Product Safety and Toxic/Hazardous Materials    65
Tobacco-Related Proposals    66
Climate Change    66
Say on Climate (SoC) Management Proposals    66
Say on Climate (SoC) Shareholder Proposals    67
Climate Change/Greenhouse Gas (GHG) Emissions    67
Energy Efficiency    68
Renewable Energy    68
Diversity    68
Board Diversity    68
Equality of Opportunity    69
Gender Identity, Sexual Orientation, and Domestic Partner Benefits    69
Gender, Race/Ethnicity Pay Gap    69
Racial Equity and/or Civil Rights Audit Guidelines    69
Environment and Sustainability    70
Facility and Workplace Safety    70
General Environmental Proposals and Community Impact Assessments    70
Hydraulic Fracturing    70
Operations in Protected Areas    71
Recycling    71
Sustainability Reporting    71
Water Issues    71
General Corporate Issues    72
Charitable Contributions    72
Data Security, Privacy, and Internet Issues    72
ESG Compensation-Related Proposals    72
Human Rights, Human Capital Management, and International Operations    72
Human Rights Proposals    72
Mandatory Arbitration    73
Operations in High-Risk Markets    73
Outsourcing/Offshoring    74
Sexual Harassment    74
Weapons and Military Sales    74
Political Activities    74
Lobbying    74
Political Contributions    75
Political Expenditures and Lobbying Congruency    75
Political Ties    75

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UNITED STATES Proxy Voting Guidelines
8.Mutual Fund Proxies    77
Election of Directors    77
Closed End Funds- Unilateral Opt-In to Control Share Acquisition Statutes    77
Converting Closed-end Fund to Open-end Fund    77
Proxy Contests    77
Investment Advisory Agreements    77
Approving New Classes or Series of Shares    78
Preferred Stock Proposals    78
1940 Act Policies    78
Changing a Fundamental Restriction to a Nonfundamental Restriction    78
Change Fundamental Investment Objective to Nonfundamental    78
Name Change Proposals    78
Change in Fund's Subclassification    79
Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value    79
Disposition of Assets/Termination/Liquidation    79
Changes to the Charter Document    79
Changing the Domicile of a Fund    80
Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval    80
Distribution Agreements    80
Master-Feeder Structure    80
Mergers    80
Shareholder Proposals for Mutual Funds    80
Establish Director Ownership Requirement    80
Reimburse Shareholder for Expenses Incurred    81
Terminate the Investment Advisor    81

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UNITED STATES Proxy Voting Guidelines
Coverage
The U.S. research team provides proxy analyses and voting recommendations for the common shareholder meetings of U.S. - incorporated companies that are publicly-traded on U.S. exchanges, as well as certain OTC companies, if they are held in our institutional investor clients' portfolios. Coverage generally includes corporate actions for common equity holders, such as written consents and bankruptcies. ISS’ U.S. coverage includes investment companies (including open-end funds, closed-end funds, exchange-traded funds, and unit investment trusts), limited partnerships (“LPs”), master limited partnerships (“MLPs”), limited liability companies (“LLCs”), and business development companies. ISS reviews its universe of coverage on an annual basis, and the coverage is subject to change based on client need and industry trends.

Foreign-incorporated companies

In addition to U.S.- incorporated, U.S.- listed companies, ISS’ U.S. policies are applied to certain foreign- incorporated company analyses. Like the SEC, ISS distinguishes two types of companies that list but are not incorporated in the U.S.:

▪U.S. Domestic Issuers – which have a majority of outstanding shares held in the U.S. and meet other criteria, as determined by the SEC, and are subject to the same disclosure and listing standards as U.S. incorporated companies (e.g. they are required to file DEF14A proxy statements) – are generally covered under standard
U.S. policy guidelines.
▪Foreign Private Issuers (FPIs) – which are allowed to take exemptions from most disclosure requirements (e.g., they are allowed to file 6-K for their proxy materials) and U.S. listing standards – are generally covered under a combination of policy guidelines:
▪FPI Guidelines (see the Americas Regional Proxy Voting Guidelines), may apply to companies incorporated in governance havens, and apply certain minimum independence and disclosure standards in the evaluation of key proxy ballot items, such as the election of directors; and/or
▪Guidelines for the market that is responsible for, or most relevant to, the item on the ballot.

U.S. incorporated companies listed only on non-U.S. exchanges are generally covered under the ISS guidelines for the market on which they are traded.

An FPI is generally covered under ISS’ approach to FPIs outlined above, even if such FPI voluntarily files a proxy statement and/or other filing normally required of a U.S. Domestic Issuer, so long as the company retains its FPI status.

In all cases – including with respect to other companies with cross-market features that may lead to ballot items related to multiple markets – items that are on the ballot solely due to the requirements of another market (listing, incorporation, or national code) may be evaluated under the policy of the relevant market, regardless of the
“assigned” primary market coverage.

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UNITED STATES Proxy Voting Guidelines

1.Board of Directors
Voting on Director Nominees in Uncontested Elections

Four fundamental principles apply when determining votes on director nominees:

Independence: Boards should be sufficiently independent from management (and significant shareholders) to ensure that they are able and motivated to effectively supervise management's performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.

Composition: Companies should ensure that directors add value to the board through their specific skills and expertise and by having sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members. Boards should be sufficiently diverse to ensure consideration of a wide range of perspectives.

Responsiveness: Directors should respond to investor input, such as that expressed through significant opposition to management proposals, significant support for shareholder proposals (whether binding or non-binding), and tender offers where a majority of shares are tendered.

Accountability: Boards should be sufficiently accountable to shareholders, including through transparency of the company's governance practices and regular board elections, by the provision of sufficient information for shareholders to be able to assess directors and board composition, and through the ability of shareholders to remove directors.

General Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees1 considered on case-by-case basis):

Independence
Vote against2 or withhold from non-independent directors (Executive Directors and Non-Independent Non- Executive Directors per ISS’ Classification of Directors) when:
▪Independent directors comprise 50 percent or less of the board;
▪The non-independent director serves on the audit, compensation, or nominating committee;
▪The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or
▪The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

1 A "new nominee" is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.
2 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

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UNITED STATES Proxy Voting Guidelines

ISS Classification of Directors – U.S.
1.Executive Director
1.1.Current officer1 of the company or one of its affiliates2.
2.Non-Independent Non-Executive Director
Board Identification
2.1.Director identified as not independent by the board.
Controlling/Significant Shareholder
2.2.Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a group).
Current Employment at Company or Related Company
2.3.Non-officer employee of the firm (including employee representatives).
2.4.Officer1, former officer, or general or limited partner of a joint venture or partnership with the company.
Former Employment
2.5.Former CEO of the company. 3, 4
2.6.Former non-CEO officer1 of the company or an affiliate2 within the past five years.
2.7.Former officer1 of an acquired company within the past five years.4
2.8.Officer1 of a former parent or predecessor firm at the time the company was sold or split off within the past five years.
2.9.Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer’s employment agreement will be made.5
Family Members
2.10.Immediate family member6 of a current or former officer1 of the company or its affiliates2 within the last five years.
2.11.Immediate family member6 of a current employee of company or its affiliates2 where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non- Section 16 officer in a key strategic role).
Professional, Transactional, and Charitable Relationships
2.12.Director who (or whose immediate family member6) currently provides professional services7 in excess of $10,000 per year to: the company, an affiliate2, or an individual officer of the company or an affiliate; or who is (or whose immediate family member6 is) a partner, employee, or controlling shareholder of an organization which provides the services.
2.13.Director who (or whose immediate family member6) currently has any material transactional relationship8 with the company or its affiliates2; or who is (or whose immediate family member6 is) a partner in, or a controlling shareholder or an executive officer of, an organization which has the material transactional relationship8 (excluding investments in the company through a private placement).
2.14.Director who (or whose immediate family member6) is a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowments8 from the company or its affiliates2.
Other Relationships
2.15.Party to a voting agreement9 to vote in line with management on proposals being brought to shareholder vote.
2.16.Has (or an immediate family member6 has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee.10
2.17.Founder11 of the company but not currently an employee.
2.18.Director with pay comparable to Named Executive Officers.
2.19.Any material12 relationship with the company.
3.Independent Director
3.1.No material12 connection to the company other than a board seat.

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UNITED STATES Proxy Voting Guidelines

Footnotes:
1.The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will generally be classified as a Non-Independent Non-Executive Director under “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation exceeding $10,000 per year for serving in that capacity, then the director will be classified as an Independent Director.
2.“Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation. The manager/advisor of an externally managed issuer (EMI) is considered an affiliate.
3.Includes any former CEO of the company prior to the company’s initial public offering (IPO).
4.When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, ISS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.
5.ISS will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was under way for a full-time officer at the time.
6.“Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, step- children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.
7.Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include but are not limited to the following: investment banking/financial advisory services, commercial banking (beyond deposit services), investment services, insurance services, accounting/audit services, consulting services, marketing services, legal services, property management services, realtor services, lobbying services, executive search services, and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services, IT tech support services, educational services, and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.
8.A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity, exceeding the greater of: $200,000 or 5 percent of the recipient’s gross revenues, for a company that follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, for a company that follows NYSE listing standards. For a company that follows neither of the preceding standards, ISS will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).
9.Dissident directors who are parties to a voting agreement pursuant to a settlement or similar arrangement may be classified as Independent Directors if an analysis of the following factors indicates that the voting agreement does not compromise their alignment with all shareholders’ interests: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.
10.Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).
11.The operating involvement of the founder with the company will be considered; if the founder was never employed by the company, ISS may deem him or her an Independent Director.

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UNITED STATES Proxy Voting Guidelines
12.For purposes of ISS’s director independence classification, “material” will be defined as a standard of relationship (financial, personal, or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Composition

Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except nominees who served only part of the fiscal year3) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

▪Medical issues/illness;
▪Family emergencies; and
▪Missing only one meeting (when the total of all meetings is three or fewer).

In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors: Generally vote against or withhold from individual directors who:

▪Sit on more than five public company boards; or
▪Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards4.

Gender Diversity: Generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies where there are no women on the company's board. An exception will be made if there was at least one woman on the board at the preceding annual meeting and the board makes a firm commitment to return to a gender-diverse status within a year.

Racial and/or Ethnic Diversity: For companies in the Russell 3000 or S&P 1500 indices, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) where the board has no apparent racially or ethnically diverse members5. An exception will be made if there was racial and/or ethnic diversity on the board at the preceding annual meeting and the board makes a firm commitment to appoint at least one racial and/or ethnic diverse member within a year.

3 Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.
4 Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.
5 Aggregate diversity statistics provided by the board will only be considered if specific to racial and/or ethnic diversity.

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UNITED STATES Proxy Voting Guidelines
Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

▪The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:
▪Disclosed outreach efforts by the board to shareholders in the wake of the vote;
▪Rationale provided in the proxy statement for the level of implementation;
▪The subject matter of the proposal;
▪The level of support for and opposition to the resolution in past meetings;
▪Actions taken by the board in response to the majority vote and its engagement with shareholders;
▪The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
▪Other factors as appropriate.
▪The board failed to act on takeover offers where the majority of shares are tendered;
▪At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:
▪The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:
▪The company's response, including:
▪Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
▪Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
▪Disclosure of specific and meaningful actions taken to address shareholders' concerns;
▪Other recent compensation actions taken by the company;
▪Whether the issues raised are recurring or isolated;
▪The company's ownership structure; and
▪Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
▪The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.
Accountability
Problematic Takeover Defenses, Capital Structure, and Governance Structure
Poison Pills: Generally vote against or withhold from all nominees (except new nominees1, who should be considered case- by-case) if:
▪The company has a poison pill with a deadhand or slowhand feature6;

6 If a short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, ISS will generally still recommend withhold/against nominees at the next shareholder meeting following its adoption.

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UNITED STATES Proxy Voting Guidelines
▪The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or
▪The company has a long-term poison pill (with a term of over one year) that was not approved by the public shareholders7.
Vote case-by-case on nominees if the board adopts an initial short-term pill6 (with a term of one year or less) without shareholder approval, taking into consideration:
▪ The disclosed rationale for the adoption;
▪ The trigger;
▪ The company's market capitalization (including absolute level and sudden changes);
▪ A commitment to put any renewal to a shareholder vote; and
▪ Other factors as relevant.

Unequal Voting Rights: Generally vote withhold or against directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case), if the company employs a common stock structure with unequal voting rights8.

Exceptions to this policy will generally be limited to:

▪Newly-public companies9 with a sunset provision of no more than seven years from the date of going public;
▪Limited Partnerships and the Operating Partnership (OP) unit structure of REITs;
▪Situations where the super-voting shares represent less than 5% of total voting power and therefore considered to be de minimis; or
▪The company provides sufficient protections for minority shareholders, such as allowing minority shareholders a regular binding vote on whether the capital structure should be maintained.

Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Problematic Governance Structure: For companies that hold or held their first annual meeting9 of public shareholders after Feb. 1, 2015, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:

▪Supermajority vote requirements to amend the bylaws or charter;
▪A classified board structure; or
▪Other egregious provisions.

7 Approval prior to, or in connection, with a company’s becoming publicly-traded, or in connection with a de-SPAC transaction, is insufficient.
8 This generally includes classes of common stock that have additional votes per share than other shares; classes of shares that are not entitled to vote on all the same ballot items or nominees; or stock with time-phased voting rights (“loyalty shares”).
9 Includes companies that emerge from bankruptcy, SPAC transactions, spin-offs, direct listings, and those who complete a traditional initial public offering.

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UNITED STATES Proxy Voting Guidelines
A provision which specifies that the problematic structure(s) will be sunset within seven years of the date of going public will be considered a mitigating factor.
Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.
Unilateral Bylaw/Charter Amendments: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors:
▪The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;
▪Disclosure by the company of any significant engagement with shareholders regarding the amendment;
▪The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;
▪The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
▪The company's ownership structure;
▪The company's existing governance provisions;
▪The timing of the board's amendment to the bylaws/charter in connection with a significant business development; and
▪Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.
Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees1, who should be considered case-by-case) if the directors:
▪Classified the board;
▪Adopted supermajority vote requirements to amend the bylaws or charter; or
▪Eliminated shareholders' ability to amend bylaws;
▪Adopted a fee-shifting provision; or
▪Adopted another provision deemed egregious.
Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:
▪The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.
Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders' rights. Generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.
Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:
▪A classified board structure;
▪A supermajority vote requirement;

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▪Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;
▪The inability of shareholders to call special meetings;
▪The inability of shareholders to act by written consent;
▪A multi-class capital structure; and/or
▪A non-shareholder-approved poison pill.
Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:
▪The presence of a shareholder proposal addressing the same issue on the same ballot;
▪The board's rationale for seeking ratification;
▪Disclosure of actions to be taken by the board should the ratification proposal fail;
▪Disclosure of shareholder engagement regarding the board’s ratification request;
▪The level of impairment to shareholders' rights caused by the existing provision;
▪The history of management and shareholder proposals on the provision at the company’s past meetings;
▪Whether the current provision was adopted in response to the shareholder proposal;
▪The company's ownership structure; and
▪Previous use of ratification proposals to exclude shareholder proposals.
Problematic Audit-Related Practices
Generally vote against or withhold from the members of the Audit Committee if:
▪The non-audit fees paid to the auditor are excessive;
▪The company receives an adverse opinion on the company’s financial statements from its auditor; or
▪There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
Vote case-by-case on members of the Audit Committee and potentially the full board if:
▪Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.
Problematic Compensation Practices
In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:
▪There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
▪The company maintains significant problematic pay practices; or
▪The board exhibits a significant level of poor communication and responsiveness to shareholders.
Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:
▪The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
▪The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.
Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

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Problematic Pledging of Company Stock: Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:
▪The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
▪The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
▪Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
▪Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
▪Any other relevant factors.
Climate Accountability
For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain10, generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where ISS determines that the company is not taking the minimum steps needed to understand, assess, and mitigate risks related to climate change to the company and the larger economy.
Minimum steps to understand and mitigate those risks are considered to be the following. Both minimum criteria will be required to be in alignment with the policy:
▪Detailed disclosure of climate-related risks, such as according to the framework established by the Task Force on Climate-related Financial Disclosures (TCFD), including:
▪Board governance measures;
▪Corporate strategy;
▪Risk management analyses; and
▪Metrics and targets.
▪Appropriate GHG emissions reduction targets.
At this time, “appropriate GHG emissions reductions targets” will be medium-term GHG reduction targets or Net Zero-by-2050 GHG reduction targets for a company's operations (Scope 1) and electricity use (Scope 2). Targets should cover the vast majority of the company’s direct emissions.
Governance Failures
Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:
▪Material failures of governance, stewardship, risk oversight11, or fiduciary responsibilities at the company;
▪Failure to replace management as appropriate; or
▪Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

10 Companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.
11 Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues, including climate change; significant adverse legal judgments or settlement; or hedging of company stock.

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Voting on Director Nominees in Contested Elections
Vote-No Campaigns
General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.
Proxy Contests/Proxy Access
General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:
▪Long-term financial performance of the company relative to its industry;
▪Management’s track record;
▪Background to the contested election;
▪Nominee qualifications and any compensatory arrangements;
▪Strategic plan of dissident slate and quality of the critique against management;
▪Likelihood that the proposed goals and objectives can be achieved (both slates); and
▪Stock ownership positions.
In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).
Other Board-Related Proposals
Adopt Anti-Hedging/Pledging/Speculative Investments Policy
General Recommendation: Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.
Board Refreshment
Board refreshment is best implemented through an ongoing program of individual director evaluations, conducted annually, to ensure the evolving needs of the board are met and to bring in fresh perspectives, skills, and diversity as needed.

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Term/Tenure Limits
General Recommendation: Vote case-by-case on management proposals regarding director term/tenure limits, considering:
▪The rationale provided for adoption of the term/tenure limit;
▪The robustness of the company’s board evaluation process;
▪Whether the limit is of sufficient length to allow for a broad range of director tenures;
▪Whether the limit would disadvantage independent directors compared to non-independent directors; and
▪Whether the board will impose the limit evenly, and not have the ability to waive it in a discriminatory manner.
Vote case-by-case on shareholder proposals asking for the company to adopt director term/tenure limits, considering:
▪The scope of the shareholder proposal; and
▪Evidence of problematic issues at the company combined with, or exacerbated by, a lack of board refreshment.
Age Limits
General Recommendation: Generally vote against management and shareholder proposals to limit the tenure of independent directors through mandatory retirement ages. Vote for proposals to remove mandatory age limits.
Board Size
General Recommendation: Vote for proposals seeking to fix the board size or designate a range for the board size.
Vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.
Classification/Declassification of the Board
General Recommendation: Vote against proposals to classify (stagger) the board.
Vote for proposals to repeal classified boards and to elect all directors annually.
CEO Succession Planning
General Recommendation: Generally vote for proposals seeking disclosure on a CEO succession planning policy, considering, at a minimum, the following factors:
▪The reasonableness/scope of the request; and
▪The company’s existing disclosure on its current CEO succession planning process.
Cumulative Voting
General Recommendation: Generally vote against management proposals to eliminate cumulate voting, and for shareholder proposals to restore or provide for cumulative voting, unless:

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▪The company has proxy access12, thereby allowing shareholders to nominate directors to the company’s ballot; and
▪The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.
Vote for proposals for cumulative voting at controlled companies (insider voting power > 50%).
Director and Officer Indemnification, Liability Protection, and Exculpation
General Recommendation: Vote case-by-case on proposals on director and officer indemnification, liability protection, and exculpation13.
Consider the stated rationale for the proposed change. Also consider, among other factors, the extent to which the proposal would:
▪Eliminate directors' and officers' liability for monetary damages for violating the duty of care.
▪Eliminate directors' and officers' liability for monetary damages for violating the duty of loyalty.
▪Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness.
▪Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company's board (i.e., "permissive indemnification"), but that previously the company was not required to indemnify.
Vote for those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:
▪If the individual was found to have acted in good faith and in a manner that the individual reasonably believed was in the best interests of the company; and
If only the individual’s legal expenses would be covered.
Establish/Amend Nominee Qualifications
General Recommendation: Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.

Vote case-by-case on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:
▪The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

12 A proxy access right that meets the recommended guidelines.
13 Indemnification: the condition of being secured against loss or damage.
Limited liability: a person's financial liability is limited to a fixed sum, or personal financial assets are not at risk if the individual loses a lawsuit that results in financial award/damages to the plaintiff.
Exculpation: to eliminate or limit the personal liability of a director or officer to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director or officer.

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▪The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;
▪The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and
▪The scope and structure of the proposal.
Establish Other Board Committee Proposals
General Recommendation: Generally vote against shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:
▪Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;
▪Level of disclosure regarding the issue for which board oversight is sought;
▪Company performance related to the issue for which board oversight is sought;
▪Board committee structure compared to that of other companies in its industry sector; and
▪The scope and structure of the proposal.
Filling Vacancies/Removal of Directors
General Recommendation: Vote against proposals that provide that directors may be removed only for cause.
Vote for proposals to restore shareholders’ ability to remove directors with or without cause.
Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Vote for proposals that permit shareholders to elect directors to fill board vacancies.
Independent Board Chair
General Recommendation: Generally vote for shareholder proposals requiring that the board chair position be filled by an independent director, taking into consideration the following:
▪The scope and rationale of the proposal;
▪The company's current board leadership structure;
▪The company's governance structure and practices;
▪Company performance; and
▪Any other relevant factors that may be applicable.
The following factors will increase the likelihood of a “for” recommendation:
▪A majority non-independent board and/or the presence of non-independent directors on key board committees;
▪A weak or poorly-defined lead independent director role that fails to serve as an appropriate counterbalance to a combined CEO/chair role;
▪The presence of an executive or non-independent chair in addition to the CEO, a recent recombination of the role of CEO and chair, and/or departure from a structure with an independent chair;
▪Evidence that the board has failed to oversee and address material risks facing the company;
▪A material governance failure, particularly if the board has failed to adequately respond to shareholder concerns or if the board has materially diminished shareholder rights; or
▪Evidence that the board has failed to intervene when management’s interests are contrary to shareholders'
interests.

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Majority of Independent Directors/Establishment of Independent Committees
General Recommendation: Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’ definition of Independent Director (See ISS' Classification of Directors.)
Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.
Majority Vote Standard for the Election of Directors
General Recommendation: Generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote against if no carve-out for a plurality vote standard in contested elections is included.
Generally vote for precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve- out for a plurality vote standard when there are more nominees than board seats.
Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.
Proxy Access
General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:
▪Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
▪Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
▪Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
▪Cap: cap on nominees of generally twenty-five percent (25%) of the board.
Review for reasonableness any other restrictions on the right of proxy access. Generally vote against proposals that are more restrictive than these guidelines.
Require More Nominees than Open Seats
General Recommendation: Vote against shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

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Shareholder Engagement Policy (Shareholder Advisory Committee)
General Recommendation: Generally vote for shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:
▪Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
▪Effectively disclosed information with respect to this structure to its shareholders;
▪Company has not ignored majority-supported shareholder proposals, or a majority withhold vote on a director nominee; and
▪The company has an independent chair or a lead director, according to ISS’ definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

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2.Audit-Related
Auditor Indemnification and Limitation of Liability
General Recommendation: Vote case-by-case on the issue of auditor indemnification and limitation of liability.
Factors to be assessed include, but are not limited to:
▪The terms of the auditor agreement—the degree to which these agreements impact shareholders' rights;
▪The motivation and rationale for establishing the agreements;
▪The quality of the company’s disclosure; and
▪The company’s historical practices in the audit area.

Vote against or withhold from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification
General Recommendation: Vote for proposals to ratify auditors unless any of the following apply:
▪An auditor has a financial interest in or association with the company, and is therefore not independent;
▪There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
▪Poor accounting practices are identified that rise to a serious level of concern, such as fraud or misapplication of GAAP; or
▪Fees for non-audit services (“Other” fees) are excessive.
Non-audit fees are excessive if:
▪Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees
Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.
In circumstances where "Other" fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.
Shareholder Proposals Limiting Non-Audit Services
General Recommendation: Vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

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Shareholder Proposals on Audit Firm Rotation
General Recommendation: Vote case-by-case on shareholder proposals asking for audit firm rotation, taking into account:
▪The tenure of the audit firm;
▪The length of rotation specified in the proposal;
▪Any significant audit-related issues at the company;
▪The number of Audit Committee meetings held each year;
▪The number of financial experts serving on the committee; and
▪Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

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3.Shareholder Rights & Defenses
Advance Notice Requirements for Shareholder Proposals/Nominations
General Recommendation: Vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review.
To be reasonable, the company’s deadline for shareholder notice of a proposal/nominations must be no earlier than 120 days prior to the anniversary of the previous year’s meeting and have a submittal window of no shorter than 30 days from the beginning of the notice period (also known as a 90-120-day window). The submittal window is the period under which shareholders must file their proposals/nominations prior to the deadline.
In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.
Amend Bylaws without Shareholder Consent
General Recommendation: Vote against proposals giving the board exclusive authority to amend the bylaws.
Vote case-by-case on proposals giving the board the ability to amend the bylaws in addition to shareholders, taking into account the following:
▪Any impediments to shareholders' ability to amend the bylaws (i.e. supermajority voting requirements);
▪The company's ownership structure and historical voting turnout;
▪Whether the board could amend bylaws adopted by shareholders; and
▪Whether shareholders would retain the ability to ratify any board-initiated amendments.
Control Share Acquisition Provisions
General Recommendation: Vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
Vote against proposals to amend the charter to include control share acquisition provisions.
Vote for proposals to restore voting rights to the control shares.
Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.
Control Share Cash-Out Provisions
General Recommendation: Vote for proposals to opt out of control share cash-out statutes.

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Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.
Disgorgement Provisions
General Recommendation: Vote for proposals to opt out of state disgorgement provisions.
Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.
Fair Price Provisions
General Recommendation: Vote case-by-case on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.
Generally vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.
Freeze-Out Provisions
General Recommendation: Vote for proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.
Greenmail
General Recommendation: Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
Vote case-by-case on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.
Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.
Shareholder Litigation Rights
Federal Forum Selection Provisions
Federal forum selection provisions require that U.S. federal courts be the sole forum for shareholders to litigate claims arising under federal securities law.

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General Recommendation: Generally vote for federal forum selection provisions in the charter or bylaws that specify "the district courts of the United States" as the exclusive forum for federal securities law matters, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.
Vote against provisions that restrict the forum to a particular federal district court; unilateral adoption (without a shareholder vote) of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.
Exclusive Forum Provisions for State Law Matters
Exclusive forum provisions in the charter or bylaws restrict shareholders’ ability to bring derivative lawsuits against the company, for claims arising out of state corporate law, to the courts of a particular state (generally the state of incorporation).
General Recommendation: Generally vote for charter or bylaw provisions that specify courts located within the state of Delaware as the exclusive forum for corporate law matters for Delaware corporations, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.
For states other than Delaware, vote case-by-case on exclusive forum provisions, taking into consideration:
▪The company's stated rationale for adopting such a provision;
▪Disclosure of past harm from duplicative shareholder lawsuits in more than one forum;
▪The breadth of application of the charter or bylaw provision, including the types of lawsuits to which it would apply and the definition of key terms; and
▪Governance features such as shareholders' ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the charter or bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.
Generally vote against provisions that specify a state other than the state of incorporation as the exclusive forum for corporate law matters, or that specify a particular local court within the state; unilateral adoption of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.
Fee shifting
Fee-shifting provisions in the charter or bylaws require that a shareholder who sues a company unsuccessfully pay all litigation expenses of the defendant corporation and its directors and officers.
General Recommendation: Generally vote against provisions that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., including cases where the plaintiffs are partially successful).
Unilateral adoption of a fee-shifting provision will generally be considered an ongoing failure under the Unilateral Bylaw/Charter Amendments policy.

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Net Operating Loss (NOL) Protective Amendments
General Recommendation: Vote against proposals to adopt a protective amendment for the stated purpose of protecting a company's net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.
Vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:
▪The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);
▪The value of the NOLs;
▪Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
▪The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
▪Any other factors that may be applicable.
Poison Pills (Shareholder Rights Plans)
Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy
General Recommendation: Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) A shareholder-approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
▪Shareholders have approved the adoption of the plan; or
▪The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.
If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.
Management Proposals to Ratify a Poison Pill
General Recommendation: Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
▪No lower than a 20 percent trigger, flip-in or flip-over;
▪A term of no more than three years;
▪No deadhand, slowhand, no-hand, or similar feature that limits the ability of a future board to redeem the pill;
▪Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

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In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.
Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)
General Recommendation: Vote against proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.
Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:
▪The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
▪The value of the NOLs;
▪Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
▪The company's existing governance structure, including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
▪Any other factors that may be applicable.
Proxy Voting Disclosure, Confidentiality, and Tabulation
General Recommendation: Vote case-by-case on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company's vote-counting methodology.
While a variety of factors may be considered in each analysis, the guiding principles are: transparency, consistency, and fairness in the proxy voting process. The factors considered, as applicable to the proposal, may include:
▪The scope and structure of the proposal;
▪The company's stated confidential voting policy (or other relevant policies) and whether it ensures a "level playing field" by providing shareholder proponents with equal access to vote information prior to the annual meeting;
▪The company's vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;
▪Whether the company's disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;
▪Any recent controversies or concerns related to the company's proxy voting mechanics;
▪Any unintended consequences resulting from implementation of the proposal; and
▪Any other factors that may be relevant.
Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions
General Recommendation: Generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice.

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In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:
▪The presence of a shareholder proposal addressing the same issue on the same ballot;
▪The board's rationale for seeking ratification;
▪Disclosure of actions to be taken by the board should the ratification proposal fail;
▪Disclosure of shareholder engagement regarding the board’s ratification request;
▪The level of impairment to shareholders' rights caused by the existing provision;
▪The history of management and shareholder proposals on the provision at the company’s past meetings;
▪Whether the current provision was adopted in response to the shareholder proposal;
▪The company's ownership structure; and
▪Previous use of ratification proposals to exclude shareholder proposals.
Reimbursing Proxy Solicitation Expenses
General Recommendation: Vote case-by-case on proposals to reimburse proxy solicitation expenses.
When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.
Generally vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:
▪The election of fewer than 50 percent of the directors to be elected is contested in the election;
▪One or more of the dissident’s candidates is elected;
▪Shareholders are not permitted to cumulate their votes for directors; and
▪The election occurred, and the expenses were incurred, after the adoption of this bylaw.
Reincorporation Proposals
General Recommendation: Management or shareholder proposals to change a company's state of incorporation should be evaluated case-by-case, giving consideration to both financial and corporate governance concerns including the following:
▪Reasons for reincorporation;
▪Comparison of company's governance practices and provisions prior to and following the reincorporation; and
▪Comparison of corporation laws of original state and destination state.
Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.
Shareholder Ability to Act by Written Consent
General Recommendation: Generally vote against management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.
Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:
▪Shareholders' current right to act by written consent;
▪The consent threshold;
▪The inclusion of exclusionary or prohibitive language;

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▪Investor ownership structure; and
▪Shareholder support of, and management's response to, previous shareholder proposals.
Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:
▪An unfettered14 right for shareholders to call special meetings at a 10 percent threshold;
▪A majority vote standard in uncontested director elections;
▪No non-shareholder-approved pill; and
▪An annually elected board.
Shareholder Ability to Call Special Meetings
General Recommendation: Vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.
Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:
▪Shareholders’ current right to call special meetings;
▪Minimum ownership threshold necessary to call special meetings (10 percent preferred);
▪The inclusion of exclusionary or prohibitive language;
▪Investor ownership structure; and
▪Shareholder support of, and management’s response to, previous shareholder proposals.
Stakeholder Provisions
General Recommendation: Vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.
State Antitakeover Statutes
General Recommendation: Vote case-by-case on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).
Supermajority Vote Requirements
General Recommendation: Vote against proposals to require a supermajority shareholder vote.
Vote for management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote case-by-case, taking into account:
▪Ownership structure;
▪Quorum requirements; and
▪Vote requirements.

14 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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Virtual Shareholder Meetings
General Recommendation: Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only15 meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.
Vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:
▪Scope and rationale of the proposal; and
▪Concerns identified with the company’s prior meeting practices.

15 Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.

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4.Capital/Restructuring
Capital
Adjustments to Par Value of Common Stock
General Recommendation: Vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.
Vote for management proposals to eliminate par value.
Common Stock Authorization
General Authorization Requests
General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of common stock that are to be used for general corporate purposes:

▪If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.
▪If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.
▪If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.
▪In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.
Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:
▪The proposal seeks to increase the number of authorized shares of the class of common stock that has superior voting rights to other share classes;
▪On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
▪The company has a non-shareholder approved poison pill (including an NOL pill); or
▪The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.
However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:
▪In, or subsequent to, the company's most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
▪The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
▪A government body has in the past year required the company to increase its capital ratios.
For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

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Specific Authorization Requests
General Recommendation: Generally vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:
▪twice the amount needed to support the transactions on the ballot, and
▪the allowable increase as calculated for general issuances above.
Dual Class Structure
General Recommendation: Generally vote against proposals to create a new class of common stock unless:
▪The company discloses a compelling rationale for the dual-class capital structure, such as:
▪The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or
▪The new class of shares will be transitory;
▪The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
▪The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.
Issue Stock for Use with Rights Plan
General Recommendation: Vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder-approved shareholder rights plan (poison pill).
Preemptive Rights
General Recommendation: Vote case-by-case on shareholder proposals that seek preemptive rights, taking into consideration:
▪The size of the company;
▪The shareholder base; and
▪The liquidity of the stock.
Preferred Stock Authorization
General Authorization Requests
General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of preferred stock that are to be used for general corporate purposes:
▪If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.
▪If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.
▪If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.

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▪In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.
▪If no preferred shares are currently issued and outstanding, vote against the request, unless the company discloses a specific use for the shares.
Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:
▪If the shares requested are blank check preferred shares that can be used for antitakeover purposes;16
▪The company seeks to increase a class of non-convertible preferred shares entitled to more than one vote per share on matters that do not solely affect the rights of preferred stockholders "supervoting shares");
▪The company seeks to increase a class of convertible preferred shares entitled to a number of votes greater than the number of common shares into which they are convertible ("supervoting shares") on matters that do not solely affect the rights of preferred stockholders;
▪The stated intent of the increase in the general authorization is to allow the company to increase an existing designated class of supervoting preferred shares;
▪On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
▪The company has a non-shareholder approved poison pill (including an NOL pill); or
▪The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.
However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:
▪In, or subsequent to, the company's most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
▪The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
▪A government body has in the past year required the company to increase its capital ratios.
For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.
Specific Authorization Requests
General Recommendation: Generally vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:
▪twice the amount needed to support the transactions on the ballot, and
▪the allowable increase as calculated for general issuances above.

16 To be acceptable, appropriate disclosure would be needed that the shares are “declawed”: i.e., representation by the board that it will not, without prior stockholder approval, issue or use the preferred stock for any defensive or anti-takeover purpose or for the purpose of implementing any stockholder rights plan.

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Recapitalization Plans
General Recommendation: Vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following:
▪More simplified capital structure;
▪Enhanced liquidity;
▪Fairness of conversion terms;
▪Impact on voting power and dividends;
▪Reasons for the reclassification;
▪Conflicts of interest; and
▪Other alternatives considered.
Reverse Stock Splits
General Recommendation: Vote for management proposals to implement a reverse stock split if:
▪The number of authorized shares will be proportionately reduced; or
▪The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS' Common Stock Authorization policy.
Vote case-by-case on proposals that do not meet either of the above conditions, taking into consideration the following factors:
▪Stock exchange notification to the company of a potential delisting;
▪Disclosure of substantial doubt about the company's ability to continue as a going concern without additional financing;
▪The company's rationale; or
▪Other factors as applicable.
Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.
General Recommendation: For U.S. domestic issuers incorporated outside the U.S. and listed solely on a U.S. exchange, generally vote for resolutions to authorize the issuance of common shares up to 20 percent of currently issued common share capital, where not tied to a specific transaction or financing proposal.
For pre-revenue or other early-stage companies that are heavily reliant on periodic equity financing, generally vote for resolutions to authorize the issuance of common shares up to 50 percent of currently issued common share capital. The burden of proof will be on the company to establish that it has a need for the higher limit.
Renewal of such mandates should be sought at each year’s annual meeting.
Vote case-by-case on share issuances for a specific transaction or financing proposal.

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Share Repurchase Programs
General Recommendation: For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open- market repurchases, in the absence of company-specific concerns regarding:
▪Greenmail;
▪The use of buybacks to inappropriately manipulate incentive compensation metrics;
▪Threats to the company's long-term viability; or
▪Other company-specific factors as warranted.

Vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from insiders at a premium to market price.
Share Repurchase Programs Shareholder Proposals
General Recommendation: Generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote for the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.
Stock Distributions: Splits and Dividends
General Recommendation: Generally vote for management proposals to increase the common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase calculated in accordance with ISS' Common Stock Authorization policy.
Tracking Stock
General Recommendation: Vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:
▪Adverse governance changes;
▪Excessive increases in authorized capital stock;
▪Unfair method of distribution;
▪Diminution of voting rights;
▪Adverse conversion features;
▪Negative impact on stock option plans; and
▪Alternatives such as spin-off.
Restructuring
Appraisal Rights
General Recommendation: Vote for proposals to restore or provide shareholders with rights of appraisal.

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Asset Purchases
General Recommendation: Vote case-by-case on asset purchase proposals, considering the following factors:
▪Purchase price;
▪Fairness opinion;
▪Financial and strategic benefits;
▪How the deal was negotiated;
▪Conflicts of interest;
▪Other alternatives for the business;
▪Non-completion risk.
Asset Sales
General Recommendation: Vote case-by-case on asset sales, considering the following factors:
▪Impact on the balance sheet/working capital;
▪Potential elimination of diseconomies;
▪Anticipated financial and operating benefits;
▪Anticipated use of funds;
▪Value received for the asset;
▪Fairness opinion;
▪How the deal was negotiated;
▪Conflicts of interest.
Bundled Proposals
General Recommendation: Vote case-by-case on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.
Conversion of Securities
General Recommendation: Vote case-by-case on proposals regarding conversion of securities. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.
Vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.
Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans
General Recommendation: Vote case-by-case on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:
▪Dilution to existing shareholders' positions;
▪Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;

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▪Financial issues - company's financial situation; degree of need for capital; use of proceeds; effect of the financing on the company's cost of capital;
▪Management's efforts to pursue other alternatives;
▪Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and
▪Conflict of interest - arm's length transaction, managerial incentives.

Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.
Formation of Holding Company
General Recommendation: Vote case-by-case on proposals regarding the formation of a holding company, taking into consideration the following:
▪The reasons for the change;
▪Any financial or tax benefits;
▪Regulatory benefits;
▪Increases in capital structure; and
▪Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend for the transaction, vote against the formation of a holding company if the transaction would include either of the following:

▪Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”);
or
▪Adverse changes in shareholder rights.
Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)
General Recommendation: Vote case-by-case on going private transactions, taking into account the following:
▪Offer price/premium;
▪Fairness opinion;
▪How the deal was negotiated;
▪Conflicts of interest;
▪Other alternatives/offers considered; and
▪Non-completion risk.

Vote case-by-case on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:
▪Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
▪Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:
▪Are all shareholders able to participate in the transaction?
▪Will there be a liquid market for remaining shareholders following the transaction?
▪Does the company have strong corporate governance?
▪Will insiders reap the gains of control following the proposed transaction?
▪Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

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Joint Ventures
General Recommendation: Vote case-by-case on proposals to form joint ventures, taking into account the following:
▪Percentage of assets/business contributed;
▪Percentage ownership;
▪Financial and strategic benefits;
▪Governance structure;
▪Conflicts of interest;
▪Other alternatives; and
▪Non-completion risk.
Liquidations
General Recommendation: Vote case-by-case on liquidations, taking into account the following:
▪Management’s efforts to pursue other alternatives;
▪Appraisal value of assets; and
▪The compensation plan for executives managing the liquidation.
Vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.
Mergers and Acquisitions
General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
▪Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.
▪Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
▪Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
▪Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
▪Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
▪Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

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Private Placements/Warrants/Convertible Debentures
General Recommendation: Vote case-by-case on proposals regarding private placements, warrants, and convertible debentures taking into consideration:
▪Dilution to existing shareholders' position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of "out of the money" warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company's stock price that must occur to trigger the dilutive event.
▪Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):
▪The terms of the offer should be weighed against the alternatives of the company and in light of company's financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.
▪When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry, and anticipation of future performance.
▪Financial issues:
▪The company's financial condition;
▪Degree of need for capital;
▪Use of proceeds;
▪Effect of the financing on the company's cost of capital;
▪Current and proposed cash burn rate;
▪Going concern viability and the state of the capital and credit markets.
▪Management's efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger, or sale of part or all of the company.
▪Control issues:
▪Change in management;
▪Change in control;
▪Guaranteed board and committee seats;
▪Standstill provisions;
▪Voting agreements;
▪Veto power over certain corporate actions; and
▪Minority versus majority ownership and corresponding minority discount or majority control premium.
▪Conflicts of interest:
▪Conflicts of interest should be viewed from the perspective of the company and the investor.
▪Were the terms of the transaction negotiated at arm's length? Are managerial incentives aligned with shareholder interests?
▪Market reaction:

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▪The market's response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

Vote for the private placement, or for the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.
Reorganization/Restructuring Plan (Bankruptcy)
General Recommendation: Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

▪Estimated value and financial prospects of the reorganized company;
▪Percentage ownership of current shareholders in the reorganized company;
▪Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);
▪The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);
▪Existence of a superior alternative to the plan of reorganization; and
▪Governance of the reorganized company.
Special Purpose Acquisition Corporations (SPACs)
General Recommendation: Vote case-by-case on SPAC mergers and acquisitions taking into account the following:
▪Valuation - Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target if it is a private entity.
▪Market reaction - How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.
▪Deal timing - A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.
▪Negotiations and process - What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.
▪Conflicts of interest - How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80 percent rule (the charter requires that the fair market value of the target is at least equal to 80 percent of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24-month timeframe.
▪Voting agreements - Are the sponsors entering into enter into any voting agreements/tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?
▪Governance - What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

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Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions
General Recommendation: Vote case-by-case on SPAC extension proposals taking into account the length of the requested extension, the status of any pending transaction(s) or progression of the acquisition process, any added incentive for non-redeeming shareholders, and any prior extension requests.
▪Length of request: Typically, extension requests range from two to six months, depending on the progression of the SPAC's acquisition process.
▪Pending transaction(s) or progression of the acquisition process: Sometimes an initial business combination was already put to a shareholder vote, but, for varying reasons, the transaction could not be consummated by the termination date and the SPAC is requesting an extension. Other times, the SPAC has entered into a definitive transaction agreement, but needs additional time to consummate or hold the shareholder meeting.
▪Added incentive for non-redeeming shareholders: Sometimes the SPAC sponsor (or other insiders) will contribute, typically as a loan to the company, additional funds that will be added to the redemption value of each public share as long as such shares are not redeemed in connection with the extension request. The purpose of the "equity kicker" is to incentivize shareholders to hold their shares through the end of the requested extension or until the time the transaction is put to a shareholder vote, rather than electing redemption at the extension proposal meeting.
▪Prior extension requests: Some SPACs request additional time beyond the extension period sought in prior extension requests.
Spin-offs
General Recommendation: Vote case-by-case on spin-offs, considering:
▪Tax and regulatory advantages;
▪Planned use of the sale proceeds;
▪Valuation of spinoff;
▪Fairness opinion;
▪Benefits to the parent company;
▪Conflicts of interest;
▪Managerial incentives;
▪Corporate governance changes;
▪Changes in the capital structure.
Value Maximization Shareholder Proposals
General Recommendation: Vote case-by-case on shareholder proposals seeking to maximize shareholder value by:
▪Hiring a financial advisor to explore strategic alternatives;
▪Selling the company; or
▪Liquidating the company and distributing the proceeds to shareholders.
These proposals should be evaluated based on the following factors:
▪Prolonged poor performance with no turnaround in sight;
▪Signs of entrenched board and management (such as the adoption of takeover defenses);
▪Strategic plan in place for improving value;
▪Likelihood of receiving reasonable value in a sale or dissolution; and
▪The company actively exploring its strategic options, including retaining a financial advisor.

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5.Compensation
Executive Pay Evaluation
Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:
1.Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
2.Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
4.Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
5.Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.
Advisory Votes on Executive Compensation—Management Proposals (Say-on-Pay)
General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.
Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:
▪There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
▪The company maintains significant problematic pay practices;
▪The board exhibits a significant level of poor communication and responsiveness to shareholders.
Vote against or withhold from the members of the Compensation Committee and potentially the full board if:
▪There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for- performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
▪The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
▪The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or
▪The situation is egregious.

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Primary Evaluation Factors for Executive Pay
Pay-for-Performance Evaluation
ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the S&P1500, Russell 3000, or Russell 3000E Indices17, this analysis considers the following:
1.Peer Group18 Alignment:
▪The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.
▪The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.
▪The multiple of the CEO's total pay relative to the peer group median in the most recent fiscal year.
2.Absolute Alignment19 – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.
If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, a misalignment between pay and performance is otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to an evaluation of how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:
▪The ratio of performance- to time-based incentive awards;
▪The overall ratio of performance-based compensation to fixed or discretionary pay;
▪The rigor of performance goals;
▪The complexity and risks around pay program design;
▪The transparency and clarity of disclosure;
▪The company's peer group benchmarking practices;
▪Financial/operational results, both absolute and relative to peers;
▪Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
▪Realizable pay20 compared to grant pay; and
▪Any other factors deemed relevant.

17 The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.
18 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company's selected peers' GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company's market cap. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.
19 Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.
20 ISS research reports include realizable pay for S&P1500 companies.

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Problematic Pay Practices
Problematic pay elements are generally evaluated case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. The focus is on executive compensation practices that contravene the global pay principles, including:
▪Problematic practices related to non-performance-based compensation elements;
▪Incentives that may motivate excessive risk-taking or present a windfall risk; and
▪Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.
The list of examples below highlights certain problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:
▪Repricing or replacing of underwater stock options/SARs without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
▪Extraordinary perquisites or tax gross-ups;
▪New or materially amended agreements that provide for:
▪Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);
▪CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers) or in connection with a problematic Good Reason definition;
▪CIC excise tax gross-up entitlements (including "modified" gross-ups);
▪Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;
▪Liberal CIC definition combined with any single-trigger CIC benefits;
▪Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI's executives is not possible;
▪Severance payments made when the termination is not clearly disclosed as involuntary (for example, a termination without cause or resignation for good reason);
▪Any other provision or practice deemed to be egregious and present a significant risk to investors.
The above examples are not an exhaustive list. Please refer to ISS' U.S. Compensation Policies FAQ document for additional detail on specific pay practices that have been identified as problematic and may lead to negative vote recommendations.
Options Backdating
The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:
▪Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
▪Duration of options backdating;
▪Size of restatement due to options backdating;
▪Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
▪Adoption of a grant policy that prohibits backdating and creates a fixed grant schedule or window period for equity grants in the future.

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Compensation Committee Communications and Responsiveness
Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:
▪Failure to respond to majority-supported shareholder proposals on executive pay topics; or
▪Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
▪Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
▪Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
▪Disclosure of specific and meaningful actions taken to address shareholders' concerns;
▪Other recent compensation actions taken by the company;
▪Whether the issues raised are recurring or isolated;
▪The company's ownership structure; and
▪Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")
General Recommendation: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.
Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale
General Recommendation: Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers but also considering new or extended arrangements.
Features that may result in an “against” recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):
▪Single- or modified-single-trigger cash severance;
▪Single-trigger acceleration of unvested equity awards;
▪Full acceleration of equity awards granted shortly before the change in control;
▪Acceleration of performance awards above the target level of performance without compelling rationale;
▪Excessive cash severance (generally >3x base salary and bonus);
▪Excise tax gross-ups triggered and payable;
▪Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
▪Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or
▪The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.
Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

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In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.
Equity-Based and Other Incentive Plans
Please refer to ISS' U.S. Equity Compensation Plans FAQ document for additional details on the Equity Plan Scorecard policy.
General Recommendation: Vote case-by-case on certain equity-based compensation plans21 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "Equity Plan Scorecard" (EPSC) approach with three pillars:
▪Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
▪SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
▪SVT based only on new shares requested plus shares remaining for future grants.
▪Plan Features:
▪Quality of disclosure around vesting upon a change in control (CIC);
▪Discretionary vesting authority;
▪Liberal share recycling on various award types;
▪Lack of minimum vesting period for grants made under the plan;
▪Dividends payable prior to award vesting.
▪Grant Practices:
▪The company’s three-year burn rate relative to its industry/market cap peers;
▪Vesting requirements in CEO's recent equity grants (3-year look-back);
▪The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
▪The proportion of the CEO's most recent equity grants/awards subject to performance conditions;
▪Whether the company maintains a sufficient claw-back policy;
▪Whether the company maintains sufficient post-exercise/vesting share-holding requirements.
Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors ("overriding factors") apply:
▪Awards may vest in connection with a liberal change-of-control definition;
▪The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);
▪The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;
▪The plan is excessively dilutive to shareholders' holdings;
▪The plan contains an evergreen (automatic share replenishment) feature; or

21 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

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▪Any other plan features are determined to have a significant negative impact on shareholder interests.
Further Information on certain EPSC Factors:
Shareholder Value Transfer (SVT)
The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full-value awards), the assumption is made that all awards to be granted will be the most expensive types.

For proposals that are not subject to the Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company- specific performance measures, size, and cash compensation into the industry cap equations to arrive at the company’s benchmark.22
Three-Year Value-Adjusted Burn Rate
A "Value-Adjusted Burn Rate" is used for stock plan evaluations. Value-Adjusted Burn Rate benchmarks are calculated as the greater of: (1) an industry- specific threshold based on three-year burn rates within the company's GICS group segmented by S&P 500, Russell 3000 index (less the S&P 500) and non-Russell 3000 index; and (2) a de minimis threshold established separately for each of the S&P 500, the Russell 3000 index less the S&P 500, and the non-Russell 3000 index. Year-over-year burn-rate benchmark changes will be limited to a predetermined range above or below the prior year's burn-rate benchmark.

The Value-Adjusted Burn Rate is calculated as follows:

Value-Adjusted Burn Rate = ((# of options * option’s dollar value using a Black-Scholes model) + (# of full-value awards * stock price)) / (Weighted average common shares * stock price).

Egregious Factors
Liberal Change in Control Definition
Generally vote against equity plans if the plan has a liberal definition of change in control and the equity awards could vest upon such liberal definition of change in control, even though an actual change in control may not occur. Examples of such a definition include, but are not limited to, announcement or commencement of a tender

22 For plans evaluated under the Equity Plan Scorecard policy, the company's SVT benchmark is considered along with other factors.

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offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.
Repricing Provisions
Vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. "Repricing" typically includes the ability to do any of the following:
▪Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;
▪Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs;
▪Cancel underwater options in exchange for stock awards; or
▪Provide cash buyouts of underwater options.
While the above cover most types of repricing, ISS may view other provisions as akin to repricing depending on the facts and circumstances.
Also, vote against or withhold from members of the Compensation Committee who approved repricing (as defined above or otherwise determined by ISS), without prior shareholder approval, even if such repricings are allowed in their equity plan.
Vote against plans that do not expressly prohibit repricing or cash buyout of underwater options without shareholder approval if the company has a history of repricing/buyouts without shareholder approval, and the applicable listing standards would not preclude them from doing so.
Problematic Pay Practices or Significant Pay-for-Performance Disconnect
If the equity plan on the ballot is a vehicle for problematic pay practices, vote against the plan.
ISS may recommend a vote against the equity plan if the plan is determined to be a vehicle for pay-for- performance misalignment. Considerations in voting against the equity plan may include, but are not limited to:
▪Severity of the pay-for-performance misalignment;
▪Whether problematic equity grant practices are driving the misalignment; and/or
▪Whether equity plan awards have been heavily concentrated to the CEO and/or the other NEOs.
Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))
General Recommendation: Vote case-by-case on amendments to cash and equity incentive plans.
Generally vote for proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:
▪Addresses administrative features only; or
▪Seeks approval for Section 162(m) purposes only, and the plan administering committee consists entirely of independent directors, per ISS’ Classification of Directors. Note that if the company is presenting the plan to shareholders for the first time for any reason (including after the company’s initial public offering), or if the proposal is bundled with other material plan amendments, then the recommendation will be case-by-case (see below).

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Vote against proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:
▪Seeks approval for Section 162(m) purposes only, and the plan administering committee does not consist entirely of independent directors, per ISS’ Classification of Directors.
Vote case-by-case on all other proposals to amend cash incentive plans. This includes plans presented to shareholders for the first time after the company's IPO and/or proposals that bundle material amendment(s) other than those for Section 162(m) purposes.
Vote case-by-case on all other proposals to amend equity incentive plans, considering the following:
▪If the proposal requests additional shares and/or the amendments include a term extension or addition of full value awards as an award type, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments.
▪If the plan is being presented to shareholders for the first time (including after the company's IPO), whether or not additional shares are being requested, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments.
▪If there is no request for additional shares and the amendments do not include a term extension or addition of full value awards as an award type, then the recommendation will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown only for informational purposes.
In the first two case-by-case evaluation scenarios, the EPSC evaluation/score is the more heavily weighted consideration.
Specific Treatment of Certain Award Types in Equity Plan Evaluations
Dividend Equivalent Rights
Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.
Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)
For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.
Other Compensation Plans
401(k) Employee Benefit Plans
General Recommendation: Vote for proposals to implement a 401(k) savings plan for employees.

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Employee Stock Ownership Plans (ESOPs)
General Recommendation: Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).
Employee Stock Purchase Plans—Qualified Plans
General Recommendation: Vote case-by-case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply:
▪Purchase price is at least 85 percent of fair market value;
▪Offering period is 27 months or less; and
▪The number of shares allocated to the plan is 10 percent or less of the outstanding shares.
Vote against qualified employee stock purchase plans where when the plan features do not meet all of the above criteria.
Employee Stock Purchase Plans—Non-Qualified Plans
General Recommendation: Vote case-by-case on nonqualified employee stock purchase plans. Vote for nonqualified employee stock purchase plans with all the following features:
▪Broad-based participation;
▪Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
▪Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value; and
▪No discount on the stock price on the date of purchase when there is a company matching contribution.
Vote against nonqualified employee stock purchase plans when the plan features do not meet all of the above criteria. If the matching contribution or effective discount exceeds the above, ISS may evaluate the SVT cost of the plan as part of the assessment.
Option Exchange Programs/Repricing Options
General Recommendation: Vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:
▪Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in- the-money” over the near term;
▪Rationale for the re-pricing--was the stock price decline beyond management's control?;
▪Is this a value-for-value exchange?;
▪Are surrendered stock options added back to the plan reserve?;
▪Timing--repricing should occur at least one year out from any precipitous drop in company's stock price;
▪Option vesting--does the new option vest immediately or is there a black-out period?;
▪Term of the option--the term should remain the same as that of the replaced option;
▪Exercise price--should be set at fair market or a premium to market;
▪Participants--executive officers and directors must be excluded.

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If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.
In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing and warrants additional scrutiny. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.
Vote for shareholder proposals to put option repricings to a shareholder vote.
Stock Plans in Lieu of Cash
General Recommendation: Vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.
Vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.
Vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.
Transfer Stock Option (TSO) Programs
General Recommendation: One-time Transfers: Vote against or withhold from compensation committee members if they fail to submit one-time transfers to shareholders for approval.
Vote case-by-case on one-time transfers. Vote for if:
▪Executive officers and non-employee directors are excluded from participating;
▪Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models; and
▪There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.
Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back “in-the- money” over the near term.
Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure, and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:
▪Eligibility;
▪Vesting;

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▪Bid-price;
▪Term of options;
▪Cost of the program and impact of the TSOs on company’s total option expense; and
▪Option repricing policy.
Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.
Director Compensation
Shareholder Ratification of Director Pay Programs
General Recommendation: Vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on the following factors:
▪If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and
▪An assessment of the following qualitative factors:
▪The relative magnitude of director compensation as compared to companies of a similar profile;
▪The presence of problematic pay practices relating to director compensation;
▪Director stock ownership guidelines and holding requirements;
▪Equity award vesting schedules;
▪The mix of cash and equity-based compensation;
▪Meaningful limits on director compensation;
▪The availability of retirement benefits or perquisites; and
▪The quality of disclosure surrounding director compensation.
Equity Plans for Non-Employee Directors
General Recommendation: Vote case-by-case on compensation plans for non-employee directors, based on:
▪The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;
▪The company’s three-year burn rate relative to its industry/market cap peers (in certain circumstances); and
▪The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).
On occasion, non-employee director stock plans will exceed the plan cost or burn-rate benchmarks when combined with employee or executive stock plans. In such cases, vote case-by-case on the plan taking into consideration the following qualitative factors:
▪The relative magnitude of director compensation as compared to companies of a similar profile;
▪The presence of problematic pay practices relating to director compensation;
▪Director stock ownership guidelines and holding requirements;
▪Equity award vesting schedules;
▪The mix of cash and equity-based compensation;
▪Meaningful limits on director compensation;
▪The availability of retirement benefits or perquisites; and
▪The quality of disclosure surrounding director compensation.

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Non-Employee Director Retirement Plans
General Recommendation: Vote against retirement plans for non-employee directors. Vote for shareholder proposals to eliminate retirement plans for non-employee directors.
Shareholder Proposals on Compensation
Bonus Banking/Bonus Banking “Plus”
General Recommendation: Vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:
▪The company’s past practices regarding equity and cash compensation;
▪Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and
▪Whether the company has a rigorous claw-back policy in place.
Compensation Consultants—Disclosure of Board or Company’s Utilization
General Recommendation: Generally vote for shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid.
Disclosure/Setting Levels or Types of Compensation for Executives and Directors
General Recommendation: Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.
Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation (such as types of compensation elements or specific metrics) to be used for executive or directors.
Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.
Vote case-by-case on all other shareholder proposals regarding executive and director pay, taking into account relevant factors, including but not limited to: company performance, pay level and design versus peers, history of compensation concerns or pay-for-performance disconnect, and/or the scope and prescriptive nature of the proposal.

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Golden Coffins/Executive Death Benefits
General Recommendation: Generally vote for proposals calling for companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.
Hold Equity Past Retirement or for a Significant Period of Time
General Recommendation: Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:
▪The percentage/ratio of net shares required to be retained;
▪The time period required to retain the shares;
▪Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;
▪Whether the company has any other policies aimed at mitigating risk taking by executives;
▪Executives' actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and
▪Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.
Pay Disparity
General Recommendation: Vote case-by-case on proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The following factors will be considered:
▪The company’s current level of disclosure of its executive compensation setting process, including how the company considers pay disparity;
▪If any problematic pay practices or pay-for-performance concerns have been identified at the company; and
▪The level of shareholder support for the company's pay programs.
Generally vote against proposals calling for the company to use the pay disparity analysis or pay ratio in a specific way to set or limit executive pay.
Pay for Performance/Performance-Based Awards
General Recommendation: Vote case-by-case on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:
▪First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options, or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a meaningful premium to be considered performance-based awards.

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▪Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.
In general, vote for the shareholder proposal if the company does not meet both of the above two steps.
Pay for Superior Performance
General Recommendation: Vote case-by-case on shareholder proposals that request the board establish a pay-for- superior performance standard in the company's executive compensation plan for senior executives. These proposals generally include the following principles:
▪Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;
▪Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time- vested, equity awards;
▪Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;
▪Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies;
▪Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.
Consider the following factors in evaluating this proposal:
▪What aspects of the company’s annual and long-term equity incentive programs are performance driven?
▪If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?
▪Can shareholders assess the correlation between pay and performance based on the current disclosure?
▪What type of industry and stage of business cycle does the company belong to?
Pre-Arranged Trading Plans (10b5-1 Plans)
General Recommendation: Generally vote for shareholder proposals calling for the addition of certain safeguards in prearranged trading plans (10b5-1 plans) for executives. Safeguards may include:
▪Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed in a Form 8-K;
▪Amendment or early termination of a 10b5-1 Plan allowed only under extraordinary circumstances, as determined by the board;
▪Request that a certain number of days that must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
▪Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
▪An executive may not trade in company stock outside the 10b5-1 Plan;
▪Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

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Prohibit Outside CEOs from Serving on Compensation Committees
General Recommendation: Generally vote against proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.
Recoupment of Incentive or Stock Compensation in Specified Circumstances
General Recommendation: Vote case-by-case on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company's financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company. Many companies have adopted policies that permit recoupment in cases where an executive's fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence, or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.
In considering whether to support such shareholder proposals, ISS will take into consideration the following factors:
▪If the company has adopted a formal recoupment policy;
▪The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;
▪Whether the company has chronic restatement history or material financial problems;
▪Whether the company’s policy substantially addresses the concerns raised by the proponent;
▪Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; or
▪Any other relevant factors.
Severance Agreements for Executives/Golden Parachutes
General Recommendation: Vote for shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.
Vote case-by-case on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:
▪The triggering mechanism should be beyond the control of management;
▪The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);
▪Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and
(2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.
Share Buyback Impact on Incentive Program Metrics
General Recommendation: Vote case-by-case on proposals requesting the company exclude the impact of share buybacks from the calculation of incentive program metrics, considering the following factors:

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▪The frequency and timing of the company's share buybacks;
▪The use of per-share metrics in incentive plans;
▪The effect of recent buybacks on incentive metric results and payouts; and
▪Whether there is any indication of metric result manipulation.
Supplemental Executive Retirement Plans (SERPs)
General Recommendation: Generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.
Generally vote for shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary or those pay elements covered for the general employee population.
Tax Gross-Up Proposals
General Recommendation: Generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.
Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity
General Recommendation: Vote case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.
The following factors will be considered:
▪The company's current treatment of equity upon employment termination and/or in change-in-control situations (i.e., vesting is double triggered and/or pro rata, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.);
▪Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.
Generally vote for proposals seeking a policy that prohibits automatic acceleration of the vesting of equity awards to senior executives upon a voluntary termination of employment or in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

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6.Routine/Miscellaneous
Adjourn Meeting
General Recommendation: Generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.
Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote against proposals if the wording is too vague or if the proposal includes "other business."
Amend Quorum Requirements
General Recommendation: Vote case-by-case proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding, taking into consideration:
▪The new quorum threshold requested;
▪The rationale presented for the reduction;
▪The market capitalization of the company (size, inclusion in indices);
▪The company's ownership structure;
▪Previous voter turnout or attempts to achieve quorum;
▪Any provisions or commitments to restore quorum to a majority of shares outstanding, should voter turnout improve sufficiently; and
▪Other factors as appropriate.
In general, a quorum threshold kept as close to a majority of shares outstanding as is achievable is preferred. Vote case-by-case on directors who unilaterally lower the quorum requirements below a majority of the shares outstanding, taking into consideration the factors listed above.
Amend Minor Bylaws
General Recommendation: Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).
Change Company Name
General Recommendation: Vote for proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.
Change Date, Time, or Location of Annual Meeting
General Recommendation: Vote for management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.
Vote against shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

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Other Business
General Recommendation: Vote against proposals to approve other business when it appears as a voting item.

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7.Social and Environmental Issues
Global Approach – E&S Shareholder Proposals
ISS applies a common approach globally to evaluating social and environmental proposals which cover a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.
General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:
▪If the issues presented in the proposal are being appropriately or effectively dealt with through legislation or government regulation;
▪If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
▪Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
▪The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
▪Whether there are significant controversies, fines, penalties, or litigation associated with the company's practices related to the issue(s) raised in the proposal;
▪If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
▪If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.
Endorsement of Principles
General Recommendation: Generally vote against proposals seeking a company's endorsement of principles that support a particular public policy position. Endorsing a set of principles may require a company to take a stand on an issue that is beyond its own control and may limit its flexibility with respect to future developments.
Management and the board should be afforded the flexibility to make decisions on specific public policy positions based on their own assessment of the most beneficial strategies for the company.
Animal Welfare
Animal Welfare Policies
General Recommendation: Generally vote for proposals seeking a report on a company’s animal welfare standards, or animal welfare-related risks, unless:
▪The company has already published a set of animal welfare standards and monitors compliance;
▪The company’s standards are comparable to industry peers; and
▪There are no recent significant fines, litigation, or controversies related to the company’s and/or its suppliers'
treatment of animals.

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Animal Testing
General Recommendation: Generally vote against proposals to phase out the use of animals in product testing, unless:
▪The company is conducting animal testing programs that are unnecessary or not required by regulation;
▪The company is conducting animal testing when suitable alternatives are commonly accepted and used by industry peers; or
▪There are recent, significant fines or litigation related to the company’s treatment of animals.
Animal Slaughter
General Recommendation: Generally vote against proposals requesting the implementation of Controlled Atmosphere Killing (CAK) methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.
Vote case-by-case on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.
Consumer Issues
Genetically Modified Ingredients
General Recommendation: Generally vote against proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products. The labeling of products with GE ingredients is best left to the appropriate regulatory authorities.
Vote case-by-case on proposals asking for a report on the feasibility of labeling products containing GE ingredients, taking into account:
▪The potential impact of such labeling on the company's business;
▪The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and
▪Company’s current disclosure on the feasibility of GE product labeling.
Generally vote against proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.
Generally vote against proposals to eliminate GE ingredients from the company's products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such decisions are more appropriately made by management with consideration of current regulations.
Reports on Potentially Controversial Business/Financial Practices
General Recommendation: Vote case-by-case on requests for reports on a company’s potentially controversial business or financial practices or products, taking into account:
▪Whether the company has adequately disclosed mechanisms in place to prevent abuses;

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▪Whether the company has adequately disclosed the financial risks of the products/practices in question;
▪Whether the company has been subject to violations of related laws or serious controversies; and
▪Peer companies’ policies/practices in this area.
Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation
General Recommendation: Generally vote against proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.
Vote case-by-case on proposals requesting that a company report on its product pricing or access to medicine policies, considering:
▪The potential for reputational, market, and regulatory risk exposure;
▪Existing disclosure of relevant policies;
▪Deviation from established industry norms;
▪Relevant company initiatives to provide research and/or products to disadvantaged consumers;
▪Whether the proposal focuses on specific products or geographic regions;
▪The potential burden and scope of the requested report;
▪Recent significant controversies, litigation, or fines at the company.
Generally vote for proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.
Generally vote against proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.
Product Safety and Toxic/Hazardous Materials
General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:
▪The company already discloses similar information through existing reports such as a supplier code of conduct and/or a sustainability report;
▪The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and
▪The company has not been recently involved in relevant significant controversies, fines, or litigation.
Vote case-by-case on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:
▪The company’s current level of disclosure regarding its product safety policies, initiatives, and oversight mechanisms;
▪Current regulations in the markets in which the company operates; and
▪Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

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Generally vote against resolutions requiring that a company reformulate its products.
Tobacco-Related Proposals
General Recommendation: Vote case-by-case on resolutions regarding the advertisement of tobacco products, considering:
▪Recent related fines, controversies, or significant litigation;
▪Whether the company complies with relevant laws and regulations on the marketing of tobacco;
▪Whether the company’s advertising restrictions deviate from those of industry peers;
▪Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth; and
▪Whether restrictions on marketing to youth extend to foreign countries.
Vote case-by-case on proposals regarding second-hand smoke, considering;
▪Whether the company complies with all laws and regulations;
▪The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness; and
▪The risk of any health-related liabilities.
Generally vote against resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.
Generally vote against proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.
Climate Change
Say on Climate (SoC) Management Proposals
General Recommendation: Vote case-by-case on management proposals that request shareholders to approve the company’s climate transition action plan23, taking into account the completeness and rigor of the plan.
Information that will be considered where available includes the following:
▪The extent to which the company’s climate related disclosures are in line with TCFD recommendations and meet other market standards;
▪Disclosure of its operational and supply chain GHG emissions (Scopes 1, 2, and 3);
▪The completeness and rigor of company’s short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions (Scopes 1, 2, and 3 if relevant);
▪Whether the company has sought and received third-party approval that its targets are science-based;
▪Whether the company has made a commitment to be “net zero” for operational and supply chain emissions (Scopes 1, 2, and 3) by 2050;
▪Whether the company discloses a commitment to report on the implementation of its plan in subsequent years;
▪Whether the company’s climate data has received third-party assurance;

23 Variations of this request also include climate transition related ambitions, or commitment to reporting on the implementation of a climate plan.

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▪Disclosure of how the company’s lobbying activities and its capital expenditures align with company strategy;
▪Whether there are specific industry decarbonization challenges; and
▪The company’s related commitment, disclosure, and performance compared to its industry peers.

Say on Climate (SoC) Shareholder Proposals
General Recommendation: Vote case-by-case on shareholder proposals that request the company to disclose a report providing its GHG emissions levels and reduction targets and/or its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan, taking into account information such as the following:
▪The completeness and rigor of the company’s climate-related disclosure;
▪The company’s actual GHG emissions performance;
▪Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to its GHG emissions; and
▪Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.
Climate Change/Greenhouse Gas (GHG) Emissions
General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:
▪Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
▪The company's level of disclosure compared to industry peers; and
▪Whether there are significant controversies, fines, penalties, or litigation associated with the company's climate change-related performance.
Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:
▪The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
▪The company's level of disclosure is comparable to that of industry peers; and
▪There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.
Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:
▪Whether the company provides disclosure of year-over-year GHG emissions performance data;
▪Whether company disclosure lags behind industry peers;
▪The company's actual GHG emissions performance;
▪The company's current GHG emission policies, oversight mechanisms, and related initiatives; and
▪Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

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Energy Efficiency
General Recommendation: Generally vote for proposals requesting that a company report on its energy efficiency policies, unless:
▪The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or
▪The proponent requests adoption of specific energy efficiency goals within specific timelines.
Renewable Energy
General Recommendation: Generally vote for requests for reports on the feasibility of developing renewable energy resources unless the report would be duplicative of existing disclosure or irrelevant to the company’s line of business.
Generally vote against proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.
Generally vote against proposals that call for the adoption of renewable energy goals, taking into account:
▪The scope and structure of the proposal;
▪The company's current level of disclosure on renewable energy use and GHG emissions; and
▪The company's disclosure of policies, practices, and oversight implemented to manage GHG emissions and mitigate climate change risks.
Diversity
Board Diversity
General Recommendation: Generally vote for requests for reports on a company's efforts to diversify the board, unless:
▪The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
▪The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.
Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:
▪The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
▪The level of gender and racial minority representation that exists at the company’s industry peers;
▪The company’s established process for addressing gender and racial minority board representation;
▪Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
▪The independence of the company’s nominating committee;
▪Whether the company uses an outside search firm to identify potential director nominees; and

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▪Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.
Equality of Opportunity
General Recommendation: Generally vote for proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, unless:
▪The company publicly discloses equal opportunity policies and initiatives in a comprehensive manner;
▪The company already publicly discloses comprehensive workforce diversity data; and
▪The company has no recent significant EEO-related violations or litigation.
Generally vote against proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant burden on the company.
Gender Identity, Sexual Orientation, and Domestic Partner Benefits
General Recommendation: Generally vote for proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would be unduly burdensome.
Generally vote against proposals to extend company benefits to, or eliminate benefits from, domestic partners. Decisions regarding benefits should be left to the discretion of the company.
Gender, Race/Ethnicity Pay Gap
General Recommendation: Vote case-by-case on requests for reports on a company's pay data by gender or race/ ethnicity, or a report on a company’s policies and goals to reduce any gender or race/ethnicity pay gaps, taking into account:
▪The company's current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy on fair and equitable compensation practices;
▪Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender, race, or ethnicity pay gap issues;
▪The company’s disclosure regarding gender, race, or ethnicity pay gap policies or initiatives compared to its industry peers; and
▪Local laws regarding categorization of race and/or ethnicity and definitions of ethnic and/or racial minorities.
Racial Equity and/or Civil Rights Audit Guidelines
General Recommendation: Vote case-by-case on proposals asking a company to conduct an independent racial equity and/or civil rights audit, taking into account:
▪The company’s established process or framework for addressing racial inequity and discrimination internally;
▪Whether the company adequately discloses workforce diversity and inclusion metrics and goals;
▪Whether the company has issued a public statement related to its racial justice efforts in recent years, or has committed to internal policy review;
▪Whether the company has engaged with impacted communities, stakeholders, and civil rights experts;
▪The company’s track record in recent years of racial justice measures and outreach externally; and

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▪Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to racial inequity or discrimination.
Environment and Sustainability
Facility and Workplace Safety
General Recommendation: Vote case-by-case on requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:
▪The company’s current level of disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;
▪The nature of the company’s business, specifically regarding company and employee exposure to health and safety risks;
▪Recent significant controversies, fines, or violations related to workplace health and safety; and
▪The company's workplace health and safety performance relative to industry peers.
Vote case-by-case on resolutions requesting that a company report on safety and/or security risks associated with its operations and/or facilities, considering:
▪The company’s compliance with applicable regulations and guidelines;
▪The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and
▪The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.
General Environmental Proposals and Community Impact Assessments
General Recommendation: Vote case-by-case on requests for reports on policies and/or the potential (community) social and/or environmental impact of company operations, considering:
▪Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;
▪The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;
▪The nature, purpose, and scope of the company’s operations in the specific region(s);
▪The degree to which company policies and procedures are consistent with industry norms; and
▪The scope of the resolution.
Hydraulic Fracturing
General Recommendation: Generally vote for proposals requesting greater disclosure of a company's (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:
▪The company's current level of disclosure of relevant policies and oversight mechanisms;
▪The company's current level of such disclosure relative to its industry peers;
▪Potential relevant local, state, or national regulatory developments; and

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▪Controversies, fines, or litigation related to the company's hydraulic fracturing operations.
Operations in Protected Areas
General Recommendation: Generally vote for requests for reports on potential environmental damage as a result of company operations in protected regions, unless:
▪Operations in the specified regions are not permitted by current laws or regulations;
▪The company does not currently have operations or plans to develop operations in these protected regions; or
▪The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.
Recycling
General Recommendation: Vote case-by-case on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account:
▪The nature of the company’s business;
▪The current level of disclosure of the company's existing related programs;
▪The timetable and methods of program implementation prescribed by the proposal;
▪The company’s ability to address the issues raised in the proposal; and
▪How the company's recycling programs compare to similar programs of its industry peers.
Sustainability Reporting
General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:
▪The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or
▪The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.
Water Issues
General Recommendation: Vote case-by-case on proposals requesting a company report on, or adopt a new policy on, water-related risks and concerns, taking into account:
▪The company's current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;
▪Whether or not the company's existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;
▪The potential financial impact or risk to the company associated with water-related concerns or issues; and
▪Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

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General Corporate Issues
Charitable Contributions
General Recommendation: Vote against proposals restricting a company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.
Data Security, Privacy, and Internet Issues
General Recommendation: Vote case-by-case on proposals requesting the disclosure or implementation of data security, privacy, or information access and management policies and procedures, considering:
▪The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and Internet censorship;
▪Engagement in dialogue with governments or relevant groups with respect to data security, privacy, or the free flow of information on the Internet;
▪The scope of business involvement and of investment in countries whose governments censor or monitor the Internet and other telecommunications;
▪Applicable market-specific laws or regulations that may be imposed on the company; and
▪Controversies, fines, or litigation related to data security, privacy, freedom of speech, or Internet censorship.
ESG Compensation-Related Proposals
General Recommendation: Vote case-by-case on proposals seeking a report or additional disclosure on the company's approach, policies, and practices on incorporating environmental and social criteria into its executive compensation strategy, considering:
▪The scope and prescriptive nature of the proposal;
▪The company's current level of disclosure regarding its environmental and social performance and governance;
▪The degree to which the board or compensation committee already discloses information on whether it has considered related E&S criteria; and
▪Whether the company has significant controversies or regulatory violations regarding social or environmental issues.
Human Rights, Human Capital Management, and International Operations
Human Rights Proposals
General Recommendation: Generally vote for proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

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Vote case-by-case on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:
▪The degree to which existing relevant policies and practices are disclosed;
▪Whether or not existing relevant policies are consistent with internationally recognized standards;
▪Whether company facilities and those of its suppliers are monitored and how;
▪Company participation in fair labor organizations or other internationally recognized human rights initiatives;
▪Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
▪Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
▪The scope of the request; and
▪Deviation from industry sector peer company standards and practices.
Vote case-by-case on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:
▪The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms;
▪The company’s industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns;
▪Recent significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and
▪Whether the proposal is unduly burdensome or overly prescriptive.
Mandatory Arbitration
General Recommendation: Vote case-by-case on requests for a report on a company’s use of mandatory arbitration on employment-related claims, taking into account:
▪The company's current policies and practices related to the use of mandatory arbitration agreements on workplace claims;
▪Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to the use of mandatory arbitration agreements on workplace claims; and
▪The company's disclosure of its policies and practices related to the use of mandatory arbitration agreements compared to its peers.
Operations in High-Risk Markets
General Recommendation: Vote case-by-case on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:
▪The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;
▪Current disclosure of applicable risk assessment(s) and risk management procedures;
▪Compliance with U.S. sanctions and laws;
▪Consideration of other international policies, standards, and laws; and
▪Whether the company has been recently involved in recent, significant controversies, fines, or litigation related to its operations in "high-risk" markets.

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UNITED STATES Proxy Voting Guidelines
Outsourcing/Offshoring
General Recommendation: Vote case-by-case on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:
▪Controversies surrounding operations in the relevant market(s);
▪The value of the requested report to shareholders;
▪The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and
▪The company’s existing human rights standards relative to industry peers.
Sexual Harassment
General Recommendation: Vote case-by-case on requests for a report on company actions taken to strengthen policies and oversight to prevent workplace sexual harassment, or a report on risks posed by a company’s failure to prevent workplace sexual harassment, taking into account:
▪The company's current policies, practices, oversight mechanisms related to preventing workplace sexual harassment;
▪Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to workplace sexual harassment issues; and
▪The company's disclosure regarding workplace sexual harassment policies or initiatives compared to its industry peers.
Weapons and Military Sales
General Recommendation: Vote against reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.
Generally vote against proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.
Political Activities
Lobbying
General Recommendation: Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:
▪The company’s current disclosure of relevant lobbying policies, and management and board oversight;
▪The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and
▪Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

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UNITED STATES Proxy Voting Guidelines
Political Contributions
General Recommendation: Generally vote for proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities, considering:
▪The company's policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;
▪The company's disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and
▪Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.
Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.
Vote against proposals to publish in newspapers and other media a company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.
Political Expenditures and Lobbying Congruency
General Recommendation: Generally vote case-by-case on proposals requesting greater disclosure of a company’s alignment of political contributions, lobbying, and electioneering spending with a company’s publicly stated values and policies, considering:
▪The company’s policies, management, board oversight, governance processes, and level of disclosure related to direct political contributions, lobbying activities, and payments to trade associations, political action committees, or other groups that may be used for political purposes;
▪The company’s disclosure regarding: the reasons for its support of candidates for public offices; the reasons for support of and participation in trade associations or other groups that may make political contributions; and other political activities;
▪Any incongruencies identified between a company’s direct and indirect political expenditures and its publicly stated values and priorities.
▪Recent significant controversies related to the company’s direct and indirect lobbying, political contributions, or political activities.
Generally vote case-by-case on proposals requesting comparison of a company’s political spending to objectives that can mitigate material risks for the company, such as limiting global warming.
Political Ties
General Recommendation: Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:
▪There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and

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UNITED STATES Proxy Voting Guidelines
▪The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.
Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

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UNITED STATES Proxy Voting Guidelines

8.Mutual Fund Proxies
Election of Directors
General Recommendation: Vote case-by-case on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.
Closed End Funds- Unilateral Opt-In to Control Share Acquisition Statutes
General Recommendation: For closed-end management investment companies (CEFs), vote against or withhold from nominating/governance committee members (or other directors on a case-by-case basis) at CEFs that have not provided a compelling rationale for opting-in to a Control Share Acquisition statute, nor submitted a by-law amendment to a shareholder vote.
Converting Closed-end Fund to Open-end Fund
General Recommendation: Vote case-by-case on conversion proposals, considering the following factors:
▪Past performance as a closed-end fund;
▪Market in which the fund invests;
▪Measures taken by the board to address the discount; and
▪Past shareholder activism, board activity, and votes on related proposals.
Proxy Contests
General Recommendation: Vote case-by-case on proxy contests, considering the following factors:
▪Past performance relative to its peers;
▪Market in which the fund invests;
▪Measures taken by the board to address the issues;
▪Past shareholder activism, board activity, and votes on related proposals;
▪Strategy of the incumbents versus the dissidents;
▪Independence of directors;
▪Experience and skills of director candidates;
▪Governance profile of the company;
▪Evidence of management entrenchment.
Investment Advisory Agreements
General Recommendation: Vote case-by-case on investment advisory agreements, considering the following factors:
▪Proposed and current fee schedules;
▪Fund category/investment objective;
▪Performance benchmarks;
▪Share price performance as compared with peers;
▪Resulting fees relative to peers;
▪Assignments (where the advisor undergoes a change of control).

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UNITED STATES Proxy Voting Guidelines
Approving New Classes or Series of Shares
General Recommendation: Vote for the establishment of new classes or series of shares.
Preferred Stock Proposals
General Recommendation: Vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:
▪Stated specific financing purpose;
▪Possible dilution for common shares;
▪Whether the shares can be used for antitakeover purposes.
1940 Act Policies
General Recommendation: Vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors:
▪Potential competitiveness;
▪Regulatory developments;
▪Current and potential returns; and
▪Current and potential risk.
Generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.
Changing a Fundamental Restriction to a Nonfundamental Restriction
General Recommendation: Vote case-by-case on proposals to change a fundamental restriction to a non- fundamental restriction, considering the following factors:
▪The fund's target investments;
▪The reasons given by the fund for the change; and
▪The projected impact of the change on the portfolio.
Change Fundamental Investment Objective to Nonfundamental
General Recommendation: Vote against proposals to change a fund’s fundamental investment objective to non- fundamental.
Name Change Proposals
General Recommendation: Vote case-by-case on name change proposals, considering the following factors:
▪Political/economic changes in the target market;
▪Consolidation in the target market; and
▪Current asset composition.

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UNITED STATES Proxy Voting Guidelines
Change in Fund's Subclassification
General Recommendation: Vote case-by-case on changes in a fund's sub-classification, considering the following factors:
▪Potential competitiveness;
▪Current and potential returns;
▪Risk of concentration;
▪Consolidation in target industry.
Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value
General Recommendation: Vote for proposals authorizing the board to issue shares below Net Asset Value (NAV) if:
▪The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;
▪The sale is deemed to be in the best interests of shareholders by (1) a majority of the company's independent directors and (2) a majority of the company's directors who have no financial interest in the issuance; and
▪The company has demonstrated responsible past use of share issuances by either:
▪Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or
▪Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.
Disposition of Assets/Termination/Liquidation
General Recommendation: Vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors:
▪Strategies employed to salvage the company;
▪The fund’s past performance;
▪The terms of the liquidation.
Changes to the Charter Document
General Recommendation: Vote case-by-case on changes to the charter document, considering the following factors:
▪The degree of change implied by the proposal;
▪The efficiencies that could result;
▪The state of incorporation;
▪Regulatory standards and implications.
Vote against any of the following changes:
▪Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;
▪Removal of shareholder approval requirement for amendments to the new declaration of trust;
▪Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

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▪Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;
▪Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;
▪Removal of shareholder approval requirement to change the domicile of the fund.
Changing the Domicile of a Fund
General Recommendation: Vote case-by-case on re-incorporations, considering the following factors:
▪Regulations of both states;
▪Required fundamental policies of both states;
▪The increased flexibility available.
Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval
General Recommendation: Vote against proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.
Distribution Agreements
General Recommendation: Vote case-by-case on distribution agreement proposals, considering the following factors:
▪Fees charged to comparably sized funds with similar objectives;
▪The proposed distributor’s reputation and past performance;
▪The competitiveness of the fund in the industry;
▪The terms of the agreement.
Master-Feeder Structure
General Recommendation: Vote for the establishment of a master-feeder structure.
Mergers
General Recommendation: Vote case-by-case on merger proposals, considering the following factors:
▪Resulting fee structure;
▪Performance of both funds;
▪Continuity of management personnel;
▪Changes in corporate governance and their impact on shareholder rights.
Shareholder Proposals for Mutual Funds
Establish Director Ownership Requirement
General Recommendation: Generally vote against shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

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UNITED STATES Proxy Voting Guidelines
Reimburse Shareholder for Expenses Incurred
General Recommendation: Vote case-by-case on shareholder proposals to reimburse proxy solicitation expenses.
When supporting the dissidents, vote for the reimbursement of the proxy solicitation expenses.
Terminate the Investment Advisor
General Recommendation: Vote case-by-case on proposals to terminate the investment advisor, considering the following factors:
▪Performance of the fund’s Net Asset Value (NAV);
▪The fund’s history of shareholder relations;
▪The performance of other funds under the advisor’s management.

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PART C: OTHER INFORMATION

Item 28. Exhibits

Exhibit No.			Description of Exhibit
(a)	(i)
Certificate of Trust of Active Weighting Funds ETF Trust dated August 26, 2016 is incorporated by reference to Exhibit (a)(1) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-1A (File No. 333-215588 and 811- 23226), as filed with the Securities and Exchange Commission on April 26, 2019.

(ii)
Certificate of Amendment to the Certificate of Trust of Active Weighting Funds ETF Trust effective December 31, 2018 is incorporated herein by reference to Exhibit (a)(ii) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-1A (File No. 333-215588 and 811- 23226), as filed with the Securities and Exchange Commission on April 26, 2019.

(iii)
Amended and Restated Declaration of Trust of Listed Funds Trust (the “Registrant” or the “Trust”) dated March 19, 2019 is incorporated herein by reference to Exhibit (a)(iii) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-1A (File No. 333-215588 and 811- 23226), as filed with the Securities and Exchange Commission on April 26, 2019.

(b)
Amended and Restated By-Laws of the Registrant dated March 19, 2019 are incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-1A (File No. 333-215588 and 811- 23226), as filed with the Securities and Exchange Commission on April 26, 2019.

(c)			For information regarding the rights of the holders of securities, please see Articles IV, VII and VIII of the Declaration of Trust, filed as Exhibit (a)(i) above.
(d)	(i)	(A)
Investment Advisory Agreement dated May 24, 2019 between the Trust and Roundhill Financial Inc. (“Roundhill”) is incorporated herein by reference to Exhibit (d)(i) to Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on May 24, 2019.

		(B)	Amendment to Schedule A to the Investment Advisory Agreement – filed herewith.
(C)
Fee Waiver Agreement between Listed Funds Trust, on behalf of the Roundhill Cannabis ETF, and Roundhill Financial, Inc. is incorporated herein by reference to Exhibit (d)(i)(C) to Post-Effective Amendment No. 186 to the Registrant’s Registration Statement on Form N-1a, as filed with the SEC on April 14, 2022.

	(ii)	(A)
Investment Sub-Advisory Agreement dated May 24, 2019 between the Trust, Roundhill and Exchange Traded Concepts, LLC is incorporated herein by reference to Exhibit (d)(ii) to Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on May 24, 2019.

		(B)	Amendment to Schedule A to the Investment Sub-Advisory Agreement – filed herewith.
(e)	(i)	(A)
ETF Distribution Agreement dated September 30, 2021 between the Registrant and Foreside Fund Services, LLC (the “Distributor”) (the “Distribution Agreement”) is incorporated herein by reference to Exhibit (e)(i) to Post-Effective Amendment No. 134 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on October 19, 2021.

(B)
Fifth Amendment to the ETF Distribution Agreement effective December 12, 2022 is incorporated herein by reference to Exhibit (e)(ii) to the Registrant’s Registration Statement on Form N-1A, as filed on December 16, 2022.

(ii)
Form of Authorized Participant Agreement is incorporated herein by reference to Exhibit (e)(2) to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A (File No. 333-215588 and 811- 23226), as filed with the Securities and Exchange Commission on October 2, 2017.

(f)			Not applicable.
(g)	(i)	(A)
Custody Agreement between Registrant and U.S. Bank National Association dated April 9, 2019 is incorporated herein by reference to Exhibit (G) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-1A (File No. 333-215588 and 811- 23226), as filed with the Securities and Exchange Commission on April 26, 2019.

		(B)	Amendment and Amended Exhibit 1 to the Custody Agreement – filed herewith.
(h)	(i)	(A)
Fund Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC dated April 9, 2019 is incorporated herein by reference to Exhibit (h)(1) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-1A (File No. 333-215588 and 811- 23226), as filed with the Securities and Exchange Commission on April 26, 2019.

		(B)	Amendment and Amended Exhibit 1 to the Fund Servicing Agreement – filed herewith.
	(ii)		Powers of Attorney are incorporated herein by reference to Exhibit (h)(ii) to the Registrant’s Registration Statement on Form N-1A, as filed on June 24, 2022.

	(iii)	Certificate of Secretary dated February 6, 2019 is incorporated herein by reference to Exhibit (h)(vi) to the Registrant’s Registration Statement on Form N-1A, as filed on February 6, 2019.
(i)	(i)
Opinion and Consent of Counsel for Roundhill BITKRAFT Esports & Digital Entertainment ETF is incorporated herein by reference to Exhibit (i) to the Registrant’s Registration Statement on Form N-1A, as filed on May 24, 2019.

(ii)
Opinion and Consent of Counsel for Roundhill Sports Betting & Gaming ETF is incorporated herein by reference to Exhibit (i) to the Registrant’s Registration Statement on Form N-1A, as filed on May 29, 2020.

(iii)
Opinion and Consent of Counsel for Roundhill Ball Metaverse ETF is incorporated herein by reference to Exhibit (i)(v) to the Registrant’s Registration Statement on Form N-1A, as filed on June 28, 2021.

(v)
Opinion and Consent of Counsel for Roundhill IO Digital Infrastructure ETF is incorporated herein by reference to Exhibit (i)(vi) to the Registrant’s Registration Statement on Form N-1A, as filed on October 19, 2021.

	(vi)	Opinion and Consent of Counsel for Roundhill MEME ETF is incorporated herein by reference to Exhibit (i)(viii) to the Registrant’s Registration Statement on Form N-1A, as filed on December 6, 2021.
	(vii)	Opinion and Consent of Counsel for Roundhill Cannabis ETF in incorporated herein by reference to Exhibit (viii) to the Registrant’s Registration Statement on Form N-1A, as filed on April 14, 2022.
	(viii)	Opinion and Consent of Counsel for Roundhill BIG ETFs – filed herewith.
(j)		Consent of Independent Registered Public Accounting Firm – filed herewith.
(k)		Not applicable.
(l)		Not applicable.
(m)	(i)
Rule 12b-1 Plan dated September 13, 2017 (the “12b-1 Plan”) is incorporated herein by reference to Exhibit (m) to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on October 2, 2017.

	(ii)	Amended Appendix A to the Rule 12b-1 Plan – filed herewith.
(n)		Not applicable.
(o)		Reserved.
(p)	(i)
Registrant’s Code of Ethics dated March 19, 2019 is incorporated herein by reference to Exhibit (p)(1) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-1A (File No. 333-215588 and 811- 23226), as filed with the Securities and Exchange Commission on April 26, 2019.

(ii)
Code of Ethics for Roundhill Financial, LLC is incorporated herein by reference to Exhibit (p)(ii) to Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on May 24, 2019.

(iii)
Code of Ethics for Exchange Traded Concepts, LLC is incorporated herein by reference to Exhibit (p)(iii) to Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on May 24, 2019.

(q)
Opinions with Respect to the Execution of Derivatives and Purchase of Cannabis Company Securities is incorporated herein by reference to Exhibit (q) to Post-Effective Amendment No. 186 to the Registrant’s Registration Statement on Form N-1A, as filed on April 14, 2022.

Item 29. Persons Controlled by or Under Common Control with the Registrant
No person is directly or indirectly controlled by or under common control with the Registrant.
Item 30. Indemnification
Every person who is, has been, or becomes a Trustee or officer of the Registrant (hereinafter referred to as a “Covered Person”) shall be indemnified by the Registrant to the fullest extent permitted by law against any and all liabilities and expenses reasonably incurred or paid by them in connection with the defense of any proceeding in which they become involved as a party or otherwise by virtue of their being or having been such a Trustee or officer, and against amounts paid or incurred by them in the settlement thereof. Every person who is, has been, or becomes an agent of the Registrant may, upon due approval of the Trustees (including a majority of the Trustees who are not interested persons of the Registrant), be indemnified by the Registrant, to the fullest extent permitted by law, against any and all liabilities and expenses reasonably incurred or paid by them in connection with the defense of any proceeding in which they become involved as a party or otherwise by virtue of their being or having been an agent, and against amounts paid or incurred by him in the settlement thereof. Every Person who is serving or has served at the request of the Registrant as a director, officer, partner, trustee, employee, agent or fiduciary of another domestic or foreign corporation, partnership, joint venture, trust, other enterprise or employee benefit plan (“Other Position”) and who was or is a party or is threatened to be made a party to any proceeding by reason of alleged acts or omissions while acting within the scope of his or her service in such Other Position, may, upon due approval of the Trustees (including a majority of the Trustees who are not interested persons of the Registrant), be indemnified by the Registrant, to the fullest extent permitted by law, against any and all liabilities and expenses reasonably incurred or paid by them in connection with the defense of any proceeding in which they become involved as a party or otherwise by virtue of their being or having held such Other Position, and against amounts paid or incurred by them in the settlement thereof.
The Registrant shall indemnify each Covered Person who was or is a party or is threatened to be made a party to any proceeding, by reason of alleged acts or omissions within the scope of their service as a Covered Person, against judgments, fines, penalties, settlements and reasonable expenses (including attorneys’ fees) actually incurred by them in connection with such proceeding to the maximum extent consistent with state law and the Investment Company Act of 1940, as amended.
No indemnification shall be provided to any person who shall have been adjudicated by a court or body before which the proceeding was brought: (i) to be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office, or (ii) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Registrant.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to directors, officers or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.
Item 31. Business and Other Connections of Investment Adviser
This Item incorporates by reference each investment adviser’s Uniform Application for Investment Adviser Registration (“Form ADV”) on file with the SEC, as listed below. Each Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov. Additional information as to any other business, profession, vocation or employment of a substantial nature engaged in by each officer and director of the below-listed investment advisers is included in the Trust’s Statement of Additional Information.

Investment Adviser and Sub-Adviser	SEC File No.
Roundhill Financial LLC	801-114971
Exchange Traded Concepts, LLC	801-70485
Item 32.    Principal Underwriter.
(a)    Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:
1.AB Active ETFS, Inc.
2.ABS Long/Short Strategies Fund
3.Absolute Shares Trust
4.Adaptive Core ETF, Series of Collaborative Investment Series Trust
5.AdvisorShares Trust
6.AFA Multi-Manager Credit Fund
7.AGF Investments Trust
8.AIM ETF Products Trust
9.Alexis Practical Tactical ETF, Series of Listed Funds Trust
10.Alpha Intelligent – Large Cap Growth ETF, Series of Listed Funds Trust
11.Alpha Intelligent – Large Cap Value ETF, Series of Listed Funds Trust
12.AlphaCentric Prime Meridian Income Fund
13.American Century ETF Trust
14.Amplify ETF Trust
15.Applied Finance Core Fund, Series of World Funds Trust
16.Applied Finance Explorer Fund, Series of World Funds Trust
17.Applied Finance Select Fund, Series of World Funds Trust
18.ARK ETF Trust

19.ASYMmetric ETFs Trust
20.B.A.D. ETF, Series of Listed Funds Trust
21.Bitwise Funds Trust
22.Bluestone Community Development Fund
23.BondBloxx ETF Trust
24.Bramshill Multi-Strategy Income Fund, Series of Investment Managers Series Trust
25.Bridgeway Funds, Inc.
26.Brinker Capital Destinations Trust
27.Brookfield Real Assets Income Fund Inc.
28.Build Funds Trust
29.Calamos Convertible and High Income Fund
30.Calamos Convertible Opportunities and Income Fund
31.Calamos Dynamic Convertible and Income Fund
32.Calamos Global Dynamic Income Fund
33.Calamos Global Total Return Fund
34.Calamos Strategic Total Return Fund
35.Carlyle Tactical Private Credit Fund
36.Cboe Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust
37.Cboe Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust
38.Cboe Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust
39.Cboe Vest US Large Cap 10% Buffer VI Fund, Series of World Funds Trust
40.Cboe Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust
41.Cboe Vest US Large Cap 20% Buffer VI Fund, Series of World Funds Trust
42.Center Coast Brookfield MLP & Energy Infrastructure Fund
43.Changebridge Capital Long/Short ETF, Series of Listed Funds Trust
44.Changebridge Capital Sustainable Equity ETF, Series of Listed Funds Trust
45.Clifford Capital Focused Small Cap Value Fund, Series of World Funds Trust
46.Clifford Capital International Value Fund, Series of World Funds Trust
47.Clifford Capital Partners Fund, Series of World Funds Trust
48.Cliffwater Corporate Lending Fund
49.Cliffwater Enhanced Lending Fund
50.Cohen & Steers Infrastructure Fund, Inc.
51.Convergence Long/Short Equity ETF, Series of Trust for Professional Managers
52.CornerCap Small-Cap Value Fund, Series of Managed Portfolio Series
53.CrossingBridge Pre-Merger SPAC ETF, Series of Trust for Professional Managers
54.Curasset Capital Management Core Bond Fund, Series of World Funds Trust
55.Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust
56.Davis Fundamental ETF Trust
57.Defiance Daily Short Digitizing the Economy ETF, Series of ETF Series Solutions
58.Defiance Digital Revolution ETF, Series of ETF Series Solutions
59.Defiance Hotel, Airline, and Cruise ETF, Series of ETF Series Solutions
60.Defiance Next Gen Connectivity ETF, Series of ETF Series Solutions
61.Defiance Next Gen H2 ETF, Series of ETF Series Solutions
62.Defiance Quantum ETF, Series of ETF Series Solutions
63.Direxion Shares ETF Trust
64.Dividend Performers ETF, Series of Listed Funds Trust
65.Dodge & Cox Funds
66.DoubleLine ETF Trust
67.DoubleLine Opportunistic Credit Fund
68.DoubleLine Yield Opportunities Fund
69.Eaton Vance NextShares Trust
70.Eaton Vance NextShares Trust II
71.EIP Investment Trust
72.Ellington Income Opportunities Fund
73.Esoterica Thematic ETF Trust
74.ETF Opportunities Trust
75.Evanston Alternative Opportunities Fund
76.Exchange Listed Funds Trust
77.Fiera Capital Series Trust

78.FlexShares Trust
79.Forum Funds
80.Forum Funds II
81.Goose Hollow Tactical Allocation ETF, Series of Collaborative Investment Series Trust
82.Grayscale Future of Finance ETF, Series of ETF Series Solutions
83.Grizzle Growth ETF, Series of Listed Funds Trust
84.Guinness Atkinson Funds
85.Harbor ETF Trust
86.Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust
87.Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust
88.IDX Funds
89.Innovator ETFs Trust
90.Ironwood Institutional Multi-Strategy Fund LLC
91.Ironwood Multi-Strategy Fund LLC
92.John Hancock Exchange-Traded Fund Trust
93.Kelly Strategic ETF Trust
94.LDR Real Estate Value-Opportunity Fund, Series of World Funds Trust
95.LifeGoal Conservative Wealth Builder ETF, Series of Northern Lights Fund Trust II
96.LifeGoal Home Down Payment ETF, Series of Northern Lights Fund Trust II
97.LifeGoal Wealth Builder ETF, Series of Northern Lights Fund Trust II
98.Mairs & Power Balanced Fund, Series of Trust for Professional Managers
99.Mairs & Power Growth Fund, Series of Trust for Professional Managers
100.Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers
101.Mairs & Power Small Cap Fund, Series of Trust for Professional Managers
102.Manor Investment Funds
103.Merk Stagflation ETF, Series of Listed Funds Trust
104.Milliman Variable Insurance Trust
105.Mindful Conservative ETF, Series of Collaborative Investment Series Trust
106.Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
107.Mohr Growth ETF, Series of Collaborative Investment Series Trust
108.Morgan Creek - Exos Active SPAC Arbitrage ETF
109.Morningstar Funds Trust
110.OTG Latin American Fund, Series of World Funds Trust
111.Overlay Shares Core Bond ETF, Series of Listed Funds Trust
112.Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
113.Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
114.Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
115.Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
116.Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
117.Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
118.Palmer Square Opportunistic Income Fund
119.Partners Group Private Income Opportunities, LLC
120.Performance Trust Mutual Funds, Series of Trust for Professional Managers
121.Perkins Discovery Fund, Series of World Funds Trust
122.Philotimo Focused Growth and Income Fund, Series of World Funds Trust
123.Plan Investment Fund, Inc.
124.PMC Funds, Series of Trust for Professional Managers
125.Point Bridge America First ETF, Series of ETF Series Solutions
126.Preferred-Plus ETF, Series of Listed Funds Trust
127.Putnam ETF Trust
128.Quaker Investment Trust
129.Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
130.Rareview Inflation/Deflation ETF, Series of Collaborative Investment Series Trust
131.Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust
132.Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
133.Renaissance Capital Greenwich Funds
134.Revere Sector Opportunity ETF, Series of Collaborative Investment Series Trust
135.Reynolds Funds, Inc.
136.RiverNorth Enhanced Pre-Merger SPAC ETF, Series of Listed Funds Trust

137.RiverNorth Patriot ETF, Series of Listed Funds Trust (f/k/a RiverNorth Volition America Patriot ETF)
138.RMB Investors Trust
139.Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
140.Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
141.Roundhill Ball Metaverse ETF, Series of Listed Funds Trust
142.Roundhill Cannabis ETF, Series of Listed Funds Trust
143.Roundhill IO Digital Infrastructure ETF, Series of Listed Funds Trust
144.Roundhill MEME ETF, Series of Listed Funds Trust
145.Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
146.Roundhill Video Games ETF, Series of Listed Funds Trust
147.Rule One Fund, Series of World Funds Trust
148.Salient MF Trust
149.Securian AM Balanced Stabilization Fund, Series of Investment Managers Series Trust
150.Securian AM Equity Stabilization Fund, Series of Investment Managers Series Trust
151.Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
152.SHP ETF Trust
153.Six Circles Trust
154.Sound Shore Fund, Inc.
155.Sparrow Funds
156.Spear Alpha ETF, Series of Listed Funds Trust
157.STF Tactical Growth & Income ETF, Series of Listed Funds Trust
158.STF Tactical Growth ETF, Series of Listed Funds Trust
159.Strategy Shares
160.Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
161.Syntax ETF Trust
162.Teucrium Agricultural Strategy No K-1 ETF, Series of Listed Funds Trust
163.The Community Development Fund
164.The Finite Solar Finance Fund
165.The Private Shares Fund (f/k/a SharesPost 100 Fund)
166.The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
167.Third Avenue Trust
168.Third Avenue Variable Series Trust
169.Tidal ETF Trust
170.Tidal ETF Trust II
171.TIFF Investment Program
172.Timothy Plan High Dividend Stock Enhanced ETF, Series of The Timothy Plan
173.Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
174.Timothy Plan International ETF, Series of The Timothy Plan
175.Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
176.Timothy Plan US Large/Mid Core Enhanced ETF, Series of The Timothy Plan
177.Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
178.Total Fund Solution
179.Touchstone ETF Trust
180.TrueShares Eagle Global Renewable Energy Income ETF, Series of Listed Funds Trust
181.TrueShares ESG Active Opportunities ETF, Series of Listed Funds Trust
182.TrueShares Low Volatility Equity Income ETF, Series of Listed Funds Trust
183.TrueShares Structured Outcome (April) ETF, Series of Listed Funds Trust
184.TrueShares Structured Outcome (August) ETF, Series of Listed Funds Trust
185.TrueShares Structured Outcome (December) ETF, Series of Listed Funds Trust
186.TrueShares Structured Outcome (February) ETF, Series of Listed Funds Trust
187.TrueShares Structured Outcome (January) ETF, Series of Listed Funds Trust
188.TrueShares Structured Outcome (July) ETF, Series of Listed Funds Trust
189.TrueShares Structured Outcome (June) ETF, Series of Listed Funds Trust
190.TrueShares Structured Outcome (March) ETF, Series of Listed Funds Trust
191.TrueShares Structured Outcome (May) ETF, Listed Funds Trust
192.TrueShares Structured Outcome (November) ETF, Series of Listed Funds Trust
193.TrueShares Structured Outcome (October) ETF, Series of Listed Funds Trust
194.TrueShares Structured Outcome (September) ETF, Series of Listed Funds Trust
195.TrueShares Technology, AI & Deep Learning ETF, Series of Listed Funds Trust

196.U.S. Global Investors Funds
197.Union Street Partners Value Fund, Series of World Funds Trust
198.Variant Alternative Income Fund
199.Variant Impact Fund
200.VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
201.VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II
202.VictoryShares Emerging Market High Div Volatility Wtd ETF, Series of Victory Portfolios II
203.VictoryShares Emerging Markets Value Momentum ETF, Series of Victory Portfolios II
204.VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II
205.VictoryShares International Value Momentum ETF, Series of Victory Portfolios II
206.VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II
207.VictoryShares NASDAQ Next 50 ETF, Series of Victory Portfolios II
208.VictoryShares Protect America ETF, Series of Victory Portfolios II
209.VictoryShares Top Veteran Employers ETF, Series of Victory Portfolios II
210.VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
211.VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II
212.VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
213.VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
214.VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
215.VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II
216.VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
217.VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II
218.VictoryShares US Small Mid Cap Value Momentum ETF, Series of Victory Portfolios II
219.VictoryShares US Value Momentum ETF, Series of Victory Portfolios II
220.VictoryShares USAA Core Intermediate-Term Bond ETF, Series of Victory Portfolios II
221.VictoryShares USAA Core Short-Term Bond ETF, Series of Victory Portfolios II
222.VictorySharesWestEnd US Sector ETF, Series of Victory Portfolios II
223.Walthausen Funds
224.West Loop Realty Fund, Series of Investment Managers Series Trust
225.WisdomTree Trust
226.WST Investment Trust
227.XAI Octagon Floating Rate & Alternative Income Term Trust
(b)    The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	111 E. Kilbourn Avenue, Suite 2200 Milwaukee, WI 53202	President/Manager	None
Chris Lanza	Three Canal Plaza, Suite 100 Portland, ME 04101	Vice President	None
Kate Macchia	Three Canal Plaza, Suite 100 Portland, ME 04101	Vice President	None
Nanette K. Chern	Three Canal Plaza, Suite 100 Portland, ME 04101	Vice President and Chief Compliance Officer	None
Kelly B. Whetstone	Three Canal Plaza, Suite 100 Portland, ME 04101	Secretary	None
Susan L. LaFond	111 E. Kilbourn Avenue, Suite 2200 Milwaukee, WI 53202	Treasurer	None
(c)    Not applicable.

Item 33. Location of Accounts and Records
The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202
Registrant’s Custodian	U.S. Bank, National Association 1555 N. Rivercenter Drive, Suite 302 Milwaukee, Wisconsin 53212
Registrant’s Principal Underwriter	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101
Registrant’s Investment Adviser	Roundhill Financial LLC 154 West 14th Street, 2nd Floor New York, New York 10011
Registrant’s Sub-Adviser	Exchange Traded Concepts, LLC 10900 Hefner Pointe Drive, Suite 400 Oklahoma City, Oklahoma 73120
Item 34. Management Services
Not applicable.
Item 35. Undertakings
Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registrant’s Registration Statement on Form N-1A (the “Amendment”) under rule 485(b) under the Securities Act and has duly caused this Amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Milwaukee, State of Wisconsin, on March 1, 2023.

Listed Funds Trust

By:	/s/ Kent Barnes
Kent Barnes
Secretary
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on March 1, 2023.

Signature	Title

*John L. Jacobs	Trustee
John L. Jacobs

*Koji Felton	Trustee
Koji Felton

*Pamela H. Conroy	Trustee
Pamela H. Conroy

*Paul R. Fearday	Trustee and Chairman
Paul R. Fearday

*Gregory C. Bakken	President and Principal Executive Officer
Gregory C. Bakken

*Travis G. Babich	Treasurer and Principal Financial Officer
Travis G. Babich

*By: /s/ Kent Barnes Kent Barnes, Attorney-in-Fact Pursuant to Powers of Attorney

INDEX TO EXHIBITS

Exhibit Number	Description
(d)(i)(B)	Amendment to Schedule A to the Investment Advisory Agreement
(d)(ii)(B)	Amendment to Schedule A to the Investment Sub-Advisory Agreement
(g)(i)(B)	Amendment and Amended Exhibit 1 to the Custody Agreement
(h)(i)(B)	Amendment and Amended Exhibit 1 to the Fund Servicing Agreement
(i)(viii)	Opinion and Consent of Counsel for Roundhill Big ETFs
(j)	Consent of Independent Registered Public Accounting Firm
(m)(ii)	Amended Appendix A to the Rule 12b-1 Plan